UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2021

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semi–Annual Report

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial professional or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

March 23, 2021

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisers, LLC, the Funds’ investment adviser (the “Adviser”). On December 31, 2020, the Funds’ previous sub-adviser, Symphony Asset Management, LLC (“Symphony”), also an affiliate of the Adviser, was merged with and into NAM (the “Reorganization”). Effective as of the date of the Reorganization, NAM assumed the portfolio management responsibilities for the Funds’ investment portfolio and, as previously approved by the Fund’s Board of Trustees, the Funds’ entered into an amended and restated sub-advisory agreement with NAM, the terms of which were substantially identical to the prior sub-advisory agreement with Symphony. Scott Caraher and Kevin Lorenz, CFA, continue as portfolio managers for the Funds.

Here the portfolio management team reviews key management strategies and the performance of the Funds’ for the six-month reporting period ended January 31, 2021.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.

The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.

Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safehaven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.

Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2021?

The Funds invested predominantly in first-lien, senior secured corporate loans. NAM generally focuses on loans of issuers with businesses in defensive sectors that have strong asset coverage, as well as loans of larger issuance and facility sizes. These loans are generally referred to as broadly syndicated loans.

NSL seeks to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured senior loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

JFR seeks to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

During the reporting period, the Funds continued to be actively managed while maintaining an overall bias towards high quality, more liquid loans relative to the Index. As the market continued to recover, the Funds selectively added credit risk by increasing B-rated credit issues to better participate in the rally in the loan market.

How did the Funds perform during this six-month reporting period ended January 31, 2021?

The tables in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended January 31, 2021. Each Fund’s total returns on NAV are compared with the performance of a corresponding market index.

For the six-month reporting period ended January 31, 2021, the Funds’ total returns at NAV for the reporting period are as follows: NSL 12.01%, JFR 11.85%, JRO 11.90%, JSD 12.40% and JQC 9.95%. During the reporting period, the Credit Suisse Leveraged Loan Index returned 7.26%.

What factors impacted Fund Performance?

Several factors contributed to NSL, JFR, JRO and JSD’s outperformance versus the Credit Suisse Leveraged Loan Index. The Funds’ exposure to equities received from reorganizations was a top contributor to performance. The most notable contributor in this category came from oil and gas exploration and production (E&P) company California Resources Corporation, reflecting optimism for a cyclical recovery and further stability in oil prices. Similarly, the equities received from broadcast company iHeartMedia Inc. and display advertising firm Clear Channel Outdoor Holdings Inc. contributed to results amid positive COVID-19 vaccine news. The Funds’ took advantage of iHeart’s stock price appreciation and exited the position. The Funds’ continue to hold positions in California Resources Corporation and Clear Channel Outdoor Holdings Inc. Also contributing to the Funds’ relative performance was favorable security selection, most notably within the communication services, financials and health care sectors. Lastly, from a sector allocation perspective, an underweight to the financials sector and an overweight to the communication services sector notably added to the Funds’ outperformance.

Partially offsetting the Funds’ outperformance included an overweight to BBB rated credit issues as higher rated loans underperformed lower quality loans during the reporting period. Disappointing security selection within the utilities sector combined with an overweight to the sector also detracted from performance. Lastly, while at moderate levels, the Funds’ cash balances slightly detracted from performance given the strong returns in the senior loan market during the reporting period.

The Funds noted above are managed in a similar manner, however, JQC has a differentiated mandate. JQC’s credit quality profile is higher relative to the other Funds. Several factors contributed to the Fund’s outperformance relative to the Index during the reporting period, including exposure to equities received from reorganizations. Similar to NSL, JFR, JRO and JSD, the most notable contributor in this category came from oil and gas exploration and production (E&P) company California Resources Corporation, reflecting optimism for a cyclical recovery and further stability in oil prices. Additionally, the equities received from broadcast company iHeartMedia Inc. and display advertising firm Clear Channel Outdoor Holdings Inc. contributed to results amid positive COVID-19 vaccine news. The Fund took advantage of iHeart’s stock price appreciation and exited the position. The Fund continues to hold positions in California Resources and Clear Channel Outdoor Holdings. In addition, favorable security selection within the industrials sector combined with an overweight to the sector contributed to performance. Lastly, from a credit quality perspective, the Fund benefited from favorable security selection within B-rated credit issues.

Partially offsetting JQC’s outperformance was disappointing security selection within the consumer discretionary and energy sectors. In addition, an overweight to BBB rated credit issues detracted from relative performance as higher rated loans underperformed lower quality loans during the reporting period. Lastly, the Fund’s tactical allocation to high yield bonds detracted from relative performance as the asset class generally underperformed senior loans during the reporting period. Security selection within high yield bonds also detracted from performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR and JRO, Taxable Fund Preferred Shares (TFP) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when shortterm interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period. Following the Funds’ de-leveraging during the sharp market sell-off in March 2020, the Funds continued to gradually add leverage during this period, using proceeds to purchase new portfolio securities amid generally strong markets and steadily rising asset prices. Although the Funds seek to opportunistically add leverage in a risk controlled manner, leverage levels generally remain below their levels prior to the aforementioned market sell-off. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability.

During the current fiscal period, JFR and JRO used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue. Collectively, these interest rate swap contracts had a negligible impact on the Funds’ total return performance during the period.

As of January 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	35.37%	35.39%	35.39%	35.34%	35.84%
Regulatory Leverage*	35.37%	35.39%	35.39%	35.34%	29.10%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Draws	Paydowns	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of March 30, 2021
NSL	$86,200,000	$25,500,000	$(25,000,000)	$86,700,000	$91,534,239	$6,300,000	$—	$93,000,000
JFR	$208,100,000	$60,000,000	$(50,000,000)	$218,100,000	$221,784,783	$17,000,000	$—	$235,100,000
JRO	$164,900,000	$29,500,000	$(45,000,000)	$149,400,000	$159,989,674	$12,700,000	$—	$162,100,000
JSD	$8,500,000	$5,500,000	$—	$14,000,000	$11,038,043	$4,500,000	$—	$18,500,000
JQC	$402,000,000	$16,000,000	$(25,000,000)	$393,000,000	$397,413,043	$9,000,000	$—	$402,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage and Note 10 – Subsequent Events for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of August 1, 2020	Sales	Purchases	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of March 30, 2021
$117,000,000	$ —	$25,000,000	$142,000,000	$128,277,174	$ —	$ —	$142,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Issuance	Redemptions	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Issuance	Redemptions	Outstanding Balance as of March 30, 2021
NSL*	$33,000,000	$—	$(33,000,000)	$—	$17,219,178	$—	$—	$—
JFR**	$90,000,000	$—	$(90,000,000)	$—	$81,076,923	$—	$—	$—
JRO***	$45,000,000	$—	$(45,000,000)	$—	$41,732,673	$—	$—	$—
*	For the period August 1, 2020 through October 12, 2020.
**	For the period August 1, 2020 through December 8, 2020.
***	For the period August 1, 2020 through November 9, 2020.

Fund Leverage (continued)

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on Term Preferred.

Taxable Fund Preferred Shares

As noted previously, in addition to bank borrowings, NSL, JFR, JRO and JSD also issued TFP. The Fund’s transactions in TFP are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Issuance	Redemptions	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Issuance	Redemptions	Outstanding Balance as of March 30, 2021
NSL*	$—	$40,000,000	$—	$40,000,000	$40,000,000	$—	$—	$40,000,000
JFR**	$—	$100,000,000	$—	$100,000,000	$100,000,000	$—	$—	$100,000,000
JRO***	$—	$75,000,000	$—	$75,000,000	$75,000,000	$—	$—	$75,000,000
JSD	$70,000,000	$—	$—	$70,000,000	$70,000,000	$—	$—	$70,000,000
*	For the period October 5, 2020 (first issuance date of shares) through January 31, 2021.
**	For the period December 4, 2020 (first issuance date of shares) through January 31, 2021.
***	For the period November 5, 2020 (first issuance date of shares) through January 31, 2021.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on TFP.

Common Share Information

NSL, JFR, JRO and JSD COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding NSL’s, JFR’s, JRO’s and JSD’s distributions is current as of January 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD
August 2020	$0.0305	$0.0460	$0.0450	$0.0705
September	0.0305	0.0460	0.0450	0.0705
October	0.0305	0.0485	0.0475	0.0735
November	0.0305	0.0485	0.0475	0.0735
December	0.0305	0.0485	0.0475	0.0735
January 2021	0.0305	0.0485	0.0475	0.0735
Total Distributions from Net Investment Income	$0.1830	$0.2860	$0.2800	$0.4350

Current Distribution Rate*	6.78%	6.31%	6.19%	6.47%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

NSL, JFR, JRO and JSD seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NSL, JFR, JRO and JSD during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Announcement of Level Distribution Policy

On February 25, 2021 (subsequent to the close of this reporting period), NSL, JFR, JRO and JSD announced that their Board of Trustees approved the adoption of a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in

Common Share Information (continued)

any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. [If each Fund’s distribution includes anything other than net investment income, each Fund will provide a notice of its best estimate of the distribution sources at that time, which may be viewed at www.nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms delivered after the end of the calendar year.] The level distribution policy will become effective with each Fund’s March distribution.

JQC DISTRIBUTION INFORMATION

The following information regarding JQC’s distributions is current as of January 31, 2021.

JQC has a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes.

The figures in the table below provide an estimate as of January 31, 2021 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2021 will be made in early 2022 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of January 31, 2021

Current Month Percentage of Distributions			Calendar YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
33.31%	0.00%	66.69%	$0.0767	$0.0255	$0.0000	$0.0512

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of January 31, 2021

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2003	$0.0767	13.04%	0.60%	5.44%	1.09%	1.52%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of January 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	10,000	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,050,000	1,005,000	13,560,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.00	$10.20	$10.11	$15.24	$7.06
Common share price	$5.40	$9.23	$9.21	$13.63	$6.35
Premium/(Discount) to NAV	(10.00)%	(9.51)%	(8.90)%	(10.56)%	(10.06)%
6-month average premium/(discount) to NAV	(12.42)%	(12.74)%	(12.78)%	(13.03)%	(11.65)%

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	12.01%	(1.67)%	5.72%	4.91%
NSL at Common Share Price	17.15%	(1.94)%	6.89%	4.09%
Credit Suisse Leveraged Loan Index	7.26%	3.53%	5.61%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	133.0%
Corporate Bonds	14.1%
Common Stocks	3.6%
Warrants	0.2%
Convertible Preferred Securities	0.0%
Common Stock Rights	0.0%
Short-Term Investment Companies	10.0%
Other Assets Less Liabilities	(6.3)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	154.6%
Borrowings	(37.5)%
Taxable Fund Preferred Shares, net of deferred offering costs	(17.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Burger King Corporation	1.9%
Pacific Gas and Electric Co	1.9%
Micro Focus International PLC	1.5%
Rackspace Hosting, Inc.	1.3%
iHeartCommunications Inc.	1.3%

Portfolio Composition

(% of total investments)

Media	10.8%
Hotels, Restaurants & Leisure	10.0%
Software	7.3%
Health Care Providers & Services	6.1%
Pharmaceuticals	3.2%
Commercial Services & Supplies	3.0%
Oil, Gas & Consumable Fuels	2.9%
IT Services	2.8%
Diversified Telecommunication Services	2.7%
Electric Utilities	2.5%
Road & Rail	2.1%
Auto Components	2.1%
Insurance	2.0%
Entertainment	2.0%
Communications Equipment	1.8%
Interactive Media & Services	1.8%
Aerospace & Defense	1.7%
Health Care Technology	1.7%
Technology Hardware, Storage & Peripherals	1.7%
Specialty Retail	1.6%
Food & Staples Retailing	1.4%
Life Sciences Tools & Services	1.3%
Internet Software & Services	1.2%
Diversified Financial Services	1.1%
Other[1]	19.0%
Short-Term Investment Companies	6.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	8.9%
BB or Lower	83.5%
N/R (not rated)	7.6%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JFR at Common Share NAV	11.85%	(0.69)%	6.01%	4.99%
JFR at Common Share Price	18.84%	(2.50)%	6.09%	4.23%
Credit Suisse Leveraged Loan Index	7.26%	3.53%	5.61%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	129.6%
Corporate Bonds	13.5%
Common Stocks	3.6%
Long-Term Investment Companies	1.9%
Asset-Backed Securities	0.6%
Warrants	0.1%
Convertible Preferred Securities	0.1%
Common Stock Rights	0.0%
Short-Term Investment Companies	10.7%
Other Assets Less Liabilities	(5.4)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	154.7%
Borrowings	(37.6)%
Taxable Fund Preferred Shares, net of deferred offering costs	(17.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Burger King Corporation	2.5%
Pacific Gas and Electric Co	1.9%
Caesars Resort Collection	1.4%
Rackspace Hosting, Inc.	1.3%
iHeartCommunications Inc.	1.3%

Portfolio Composition

(% of total investments)

Media	11.2%
Hotels, Restaurants & Leisure	10.6%
Software	6.5%
Health Care Providers & Services	5.6%
Pharmaceuticals	3.6%
Oil, Gas & Consumable Fuels	2.8%
Commercial Services & Supplies	2.7%
IT Services	2.5%
Electric Utilities	2.4%
Diversified Telecommunication Services	2.3%
Insurance	2.2%
Communications Equipment	2.0%
Road & Rail	1.9%
Auto Components	1.9%
Entertainment	1.9%
Technology Hardware, Storage & Peripherals	1.7%
Interactive Media & Services	1.7%
Life Sciences Tools & Services	1.7%
Aerospace & Defense	1.6%
Health Care Technology	1.5%
Specialty Retail	1.5%
Food & Staples Retailing	1.4%
Containers & Packaging	1.2%
Other[1]	19.4%
Long-Term Investment Companies	1.2%
Asset-Backed Securities	0.3%
Short-Term Investment Companies	6.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.6%
BB or Lower	83.5%
N/R (not rated)	6.9%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRO at Common Share NAV	11.90%	(0.73)%	6.10%	5.30%
JRO at Common Share Price	19.43%	(0.24)%	7.14%	4.44%
Credit Suisse Leveraged Loan Index	7.26%	3.53%	5.61%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	131.5%
Corporate Bonds	13.9%
Common Stocks	3.6%
Asset-Backed Securities	0.6%
Warrants	0.1%
Convertible Preferred Securities	0.0%
Common Stock Rights	0.0%
Short-Term Investment Companies	9.1%
Other Assets Less Liabilities	(4.1)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	154.7%
Borrowings	(36.5)%
Taxable Fund Preferred Shares, net of deferred offering costs	(18.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Burger King Corporation	2.5%
Pacific Gas and Electric Co	1.8%
iHeartCommunications Inc.	1.5%
Caesars Resort Collection	1.4%
Rackspace Hosting, Inc.	1.3%

Portfolio Composition

(% of total investments)

Media	12.0%
Hotels, Restaurants & Leisure	10.9%
Software	6.9%
Health Care Providers & Services	6.1%
Commercial Services & Supplies	3.0%
Pharmaceuticals	2.9%
IT Services	2.8%
Oil, Gas & Consumable Fuels	2.8%
Diversified Telecommunication Services	2.4%
Electric Utilities	2.4%
Road & Rail	2.1%
Entertainment	2.0%
Communications Equipment	1.9%
Insurance	1.9%
Auto Components	1.9%
Technology Hardware, Storage & Peripherals	1.7%
Interactive Media & Services	1.7%
Life Sciences Tools & Services	1.7%
Health Care Technology	1.7%
Aerospace & Defense	1.7%
Specialty Retail	1.5%
Food & Staples Retailing	1.5%
Capital Markets	1.3%
Other[1]	19.1%
Asset-Backed Securities	0.4%
Short-Term Investment Companies	5.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.0%
BB or Lower	83.6%
N/R (not rated)	7.4%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JSD at Common Share NAV	12.40%	(2.20)%	5.62%	4.98%
JSD at Common Share Price	21.19%	(3.35)%	6.68%	3.82%
Credit Suisse Leveraged Loan Index	7.26%	3.53%	5.61%	4.41%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	132.1%
Corporate Bonds	14.1%
Common Stocks	3.3%
Warrants	0.2%
Convertible Preferred Securities	0.1%
Common Stock Rights	0.0%
Short-Term Investment Companies	9.7%
Other Assets Less Liabilities	(5.1)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	154.4%
Borrowings	(9.1)%
Taxable Fund Preferred, net of deferred offering costs	(45.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Pacific Gas and Electric Co	1.9%
PPD, Inc.	1.9%
Caesars Resort Collection	1.8%
Rackspace Hosting, Inc.	1.4%
Sequa Corporation	1.3%

Portfolio Composition

(% of total investments)

Media	10.5%
Hotels, Restaurants & Leisure	9.1%
Software	7.3%
Health Care Providers & Services	6.8%
Pharmaceuticals	3.5%
IT Services	3.3%
Commercial Services & Supplies	3.1%
Oil, Gas & Consumable Fuels	3.1%
Diversified Telecommunication Services	2.8%
Electric Utilities	2.6%
Life Sciences Tools & Services	2.3%
Interactive Media & Services	2.2%
Road & Rail	2.1%
Aerospace & Defense	1.9%
Auto Components	1.9%
Specialty Retail	1.9%
Entertainment	1.7%
Health Care Technology	1.7%
Technology Hardware, Storage & Peripherals	1.5%
Communications Equipment	1.4%
Capital Markets	1.3%
Internet Software & Services	1.3%
Insurance	1.2%
Other[1]	19.4%
Short-Term Investment Companies	6.1%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	7.4%
BB or Lower	85.4%
N/R (not rated)	7.2%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	9.95%	0.60%	5.44%	4.75%
JQC at Common Share Price	16.77%	(0.49)%	7.66%	6.22%
Credit Suisse Leveraged Loan Index	7.26%	3.53%	5.61%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	127.9%
Corporate Bonds	22.4%
Common Stocks	1.5%
Convertible Bonds	0.2%
Warrants	0.0%
Common Stock Rights	0.0%
Short-Term Investment Companies	9.9%
Other Assets Less Liabilities	(6.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	155.8%
Borrowings	(41.0)%
Reverse Repurchase Agreements	(14.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Parexel International Corp	1.5%
Valeant Pharmaceuticals International, Inc	1.2%
Sabre, Inc	1.2%
Hayward Industries, Inc	1.2%
Quikrete Holdings, Inc	1.2%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	10.6%
Health Care Providers & Services	8.8%
Media	8.5%
Software	6.4%
Airlines	4.1%
Pharmaceuticals	3.1%
Commercial Services & Supplies	3.1%
Diversified Telecommunication Services	2.9%
Trading Companies & Distributors	2.9%
Insurance	2.8%
IT Services	2.7%
Food & Staples Retailing	2.6%
Communications Equipment	2.0%
Life Sciences Tools & Services	1.9%
Oil, Gas & Consumable Fuels	1.9%
Machinery	1.8%
Aerospace & Defense	1.7%
Personal Products	1.6%
Specialty Retail	1.6%
Interactive Media & Services	1.5%
Automobiles	1.4%
Building Products	1.4%
Other[1]	18.6%
Short-Term Investment Companies	6.1%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	13.8%
BB or Lower	83.0%
N/R (not rated)	3.2%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

NSL	Nuveen Senior Income Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 150.9% (93.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 133.0% (82.6% of Total Investments) (2)

	Aerospace & Defense – 1.5% (0.9% of Total Investments)

$523	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	2.880%	1-Month LIBOR	2.750%	10/05/24	B	$518,278
314	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	302,815
169	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	162,804
969	Transdigm, Inc., Term Loan E	2.371%	1-Month LIBOR	2.250%	5/30/25	Ba3	955,760
800	Transdigm, Inc., Term Loan F	2.371%	1-Month LIBOR	2.250%	12/09/25	Ba3	787,613
690	Transdigm, Inc., Term Loan G	2.371%	1-Month LIBOR	2.250%	8/22/24	Ba3	679,628
3,465	Total Aerospace & Defense						3,406,898

	Air Freight & Logistics – 0.5% (0.3% of Total Investments)

86	PAE Holding Corp, Delayed Draw	5.250%	3-Month LIBOR	4.500%	10/19/27	B	86,579
1,083	XPO Logistics, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,084,814
1,169	Total Air Freight & Logistics						1,171,393

	Airlines – 1.6% (1.0% of Total Investments)

242	American Airlines, Inc., Term Loan B	2.148%	1-Month LIBOR	2.000%	4/28/23	Ba3	226,213
759	American Airlines, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	1/29/27	Ba3	694,790
467	American Airlines, Inc., Term Loan B	2.127%	1-Month LIBOR	2.000%	12/14/23	Ba3	435,777
1,075	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	1,128,954
285	Delta Air Lines, Inc., Term Loan B	5.750%	1-Month LIBOR	4.750%	4/29/23	Baa2	290,297
968	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	934,611
3,796	Total Airlines						3,710,642

	Auto Components – 2.3% (1.5% of Total Investments)

38	Adient Global Holdings, Initial Term Loan	4.463%	3-Month LIBOR	4.250%	5/06/24	Ba3	37,901
111	Adient Global Holdings, Initial Term Loan	4.371%	3-Month LIBOR	4.250%	5/06/24	Ba3	111,430
830	DexKo Global, Inc., Term Loan B	4.500%	3-Month LIBOR	3.500%	7/24/24	B1	831,867
1,333	Dun & Bradstreet Corp., Initial Term Loan	3.878%	1-Month LIBOR	3.750%	2/06/26	N/R	1,338,131
1,454	Johnson Controls Inc., Term Loan B	3.621%	1-Month LIBOR	3.500%	4/30/26	B1	1,457,191
750	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	754,223
898	Superior Industries International, Inc., Term Loan B	4.121%	1-Month LIBOR	4.000%	5/23/24	B1	893,096
5,414	Total Auto Components						5,423,839

	Automobiles – 0.5% (0.3% of Total Investments)

521	Caliber Collision, Term Loan B	3.121%	1-Month LIBOR	3.000%	2/05/26	B1	516,771
727	Navistar, Inc., Term Loan B	3.630%	1-Month LIBOR	3.500%	11/06/24	Ba2	728,500
1,248	Total Automobiles						1,245,271

	Banks – 0.1% (0.0% of Total Investments)

164	iQor US, Inc., Exit Priority Term Loan	8.500%	3-Month LIBOR	7.500%	9/15/27	N/R	162,323

	Beverages – 0.9% (0.6% of Total Investments)

620	Arterra Wines Canada, Inc., Incremental Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	625,038
1,467	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	1,470,216
2,087	Total Beverages						2,095,254

	Biotechnology – 1.7% (1.0% of Total Investments)

2,015	Grifols, Inc., Term Loan B, First Lien	2.092%	1-Week LIBOR	2.000%	11/15/27	Ba2	2,013,532
1,810	KIK Custom, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	1,811,285
3,825	Total Biotechnology						3,824,817

	Building Products – 1.4% (0.9% of Total Investments)

104	LBM Acquisition LLC, Delayed Draw Term Loan, (WI/DD), (7)	TBD	TBD	TBD	TBD	B+	103,986

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Building Products (continued)

$466	LBM Acquisition LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	$467,938
477	Ply Gem Industries, Inc., Term Loan B	3.876%	1-Month LIBOR	3.750%	4/12/25	B+	479,108
160	Potters Industries, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	160,600
2,103	Quikrete Holdings, Inc., Term Loan B	2.621%	1-Month LIBOR	2.500%	1/31/27	BB–	2,102,054
3,310	Total Building Products						3,313,686

	Capital Markets – 1.4% (0.8% of Total Investments)

197	RPI Finance Trust, Term Loan B1	1.871%	1-Month LIBOR	1.750%	2/11/27	BBB–	198,416
1,999	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	2,001,404
1,073	Sequa Corporation, Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	6.750%	7/31/24	CCC–	959,831
3,269	Total Capital Markets						3,159,651

	Chemicals – 1.0% (0.6% of Total Investments)

663	Ineos US Finance LLC, Term Loan	2.121%	1-Month LIBOR	2.000%	3/31/24	BBB–	660,003
500	INEOS US Petrochem LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	502,605
499	Lummus Technology, Term Loan	4.121%	1-Month LIBOR	4.000%	6/30/27	B+	501,089
263	PQ Corporation, Incremental Term Loan B	4.000%	3-Month LIBOR	3.000%	2/07/27	BB–	264,142
324	Unifrax Holdings, Term Loan, First Lien	4.004%	3-Month LIBOR	3.750%	12/14/25	CCC+	313,637
2,249	Total Chemicals						2,241,476

	Commercial Services & Supplies – 4.8% (3.0% of Total Investments)

500	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	503,750
526	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	520,725
107	Education Management LLC, Term Loan A, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	1,075
4,003	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	3,984,792
433	Garda World Security Corp, Term Loan B, First Lien	4.990%	1-Month LIBOR	4.750%	10/30/26	BB+	435,061
1,042	GFL Environmental, Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	1,048,757
318	Harland Clarke Holdings Corporation, Term Loan B7	5.750%	3-Month LIBOR	4.750%	11/03/23	CCC+	287,800
437	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/20/25	N/R	418,094
277	KAR Auction Services, Inc., Term Loan B6	2.438%	1-Month LIBOR	2.250%	9/19/26	Ba3	275,798
423	PAE Holding Corp, New Term Loan B	5.250%	3-Month LIBOR	4.500%	10/19/27	B	427,125
130	Pitney Bowes Inc., Term Loan B	5.650%	3-Month LIBOR	5.500%	1/07/25	BBB–	129,944
683	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	657,571
135	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	135,498
1,781	Travelport LLC, Priority Debt Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B+	1,770,813
414	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	406,696
1	West Corporation, Incremental Term Loan B1	4.500%	1-Month LIBOR	3.500%	10/10/24	BB+	1,045
11,210	Total Commercial Services & Supplies						11,004,544

	Communications Equipment – 2.5% (1.6% of Total Investments)

149	Avaya, Inc., Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/24	BB–	149,617
1,656	CommScope, Inc., Term Loan B	3.371%	1-Month LIBOR	3.250%	4/04/26	Ba3	1,656,295
882	Mitel US Holdings, Inc., Term Loan, First Lien	4.640%	1-Month LIBOR	4.500%	11/30/25	B–	826,751
1,063	Plantronics, Term Loan B	2.647%	1-Month LIBOR	2.500%	7/02/25	Ba2	1,053,998
1,246	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	1,219,134
3	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	3,055
889	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	889,244
5,888	Total Communications Equipment						5,798,094

	Construction & Engineering – 0.7% (0.5% of Total Investments)

226	Pike Corp, Term Loan B	4.091%	1-Month LIBOR	3.970%	7/24/26	Ba3	226,073
128	Pike Corporation, Term Loan B	3.130%	1-Month LIBOR	3.000%	1/21/28	Ba3	128,515
97	Pike Corporation, Term Loan B, (WI/DD), (7)	TBD	TBD	TBD	TBD	Ba3	97,547

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Construction & Engineering (continued)

$1,250	Traverse Midstream Partners, Term Loan B	6.500%	1-Month LIBOR	5.500%	9/27/24	B	$1,233,870
1,701	Total Construction & Engineering						1,686,005

	Consumer Finance – 0.6% (0.4% of Total Investments)

1,453	Verscend Technologies, Tern Loan B	4.621%	1-Month LIBOR	4.500%	8/27/25	B+	1,456,423

	Containers & Packaging – 1.5% (0.9% of Total Investments)

985	Berry Global, Inc., Term Loan Y	2.133%	1-Month LIBOR	2.000%	7/01/26	BBB–	984,813
625	Charter NEX US, Inc., Initial Term Loan, First Lien	5.000%	1-Month LIBOR	4.250%	12/01/27	B	630,272
343	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.871%	1-Month LIBOR	1.750%	2/04/27	BBB–	344,293
700	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/16/26	B+	701,750
722	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	718,878
163	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	161,697
3,538	Total Containers & Packaging						3,541,703

	Distributors – 0.4% (0.3% of Total Investments)

209	Insurance Auto Actions Inc., Term Loan	2.375%	1-Month LIBOR	2.250%	6/28/26	BB+	209,739
761	SRS Distribution, Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/24/25	B	757,808
970	Total Distributors						967,547

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

1,896	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	3-Month LIBOR	4.250%	6/07/23	B2	1,828,467
73	Education Management LLC, Elevated Term Loan A1, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	916
2	Education Management LLC, Elevated Term Loan A2, (6)	9.599%	3-Month LIBOR	7.500%	7/02/20	N/R	—
1,971	Total Diversified Consumer Services						1,829,383

	Diversified Financial Services – 1.8% (1.1% of Total Investments)

640	Blackstone CQP, Term Loan	3.736%	3-Month LIBOR	3.500%	9/30/24	B+	641,165
1,252	Ditech Holding Corporation., Term Loan B, First Lien, (6)	0.000%	N/A	N/A	6/30/22	N/R	405,360
1,303	Inmarsat Finance, Term Loan, First Lien	4.500%	1-Month LIBOR	4.500%	12/11/26	N/R	1,308,004
333	Lions Gate Entertainment Corp., Term Loan B	2.371%	1-Month LIBOR	2.250%	3/24/25	Ba2	332,387
339	Orion Advisor Solutions, Term Loan, First Lien	5.000%	3-Month LIBOR	4.000%	9/24/27	BB–	341,185
610	Sabre, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	12/17/27	Ba3	617,247
553	Sotheby’s, Term Loan B	6.500%	3-Month LIBOR	7.500%	1/15/27	N/R	556,269
5,030	Total Diversified Financial Services						4,201,617

	Diversified Telecommunication Services – 3.8% (2.4% of Total Investments)

283	Altice France S.A., Term Loan B12	3.814%	1-Month LIBOR	3.688%	1/31/26	B	282,271
3,186	CenturyLink, Inc, Term Loan B	2.371%	1-Month LIBOR	2.250%	3/15/27	BB+	3,181,864
1,552	Frontier Communications Corporation, DIP Term Loan, (6)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	1,555,624
237	Intelsat Jackson Holdings, S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	240,333
378	Intelsat Jackson Holdings, S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	385,384
2,941	Numericable Group S.A., Term Loan B13	4.127%	1-Month LIBOR	4.000%	8/14/26	B	2,946,882
196	Zayo Group LLC, Initial Dollar Term Loan	3.121%	1-Month LIBOR	3.000%	3/09/27	B1	195,116
8,773	Total Diversified Telecommunication Services						8,787,474

	Electric Utilities – 0.7% (0.4% of Total Investments)

575	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB–	579,600
497	Pacific Gas & Electric, Revolving Term Loan	6.750%	Prime	3.500%	6/23/25	N/R	497,500
606	Vistra Operations Co., Term Loan B3	1.872%	1-Month LIBOR	1.750%	12/31/25	Baa3	607,154
1,678	Total Electric Utilities						1,684,254

	Electrical Equipment – 1.2% (0.7% of Total Investments)

1,932	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	1,923,965
744	Vertiv Co.,Term Loan B	3.144%	1-Month LIBOR	3.000%	3/02/27	B+	746,567
2,676	Total Electrical Equipment						2,670,532

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

$866	BCP Renaissance Parent, Term Loan B	2.638%	1-Month LIBOR	2.500%	9/28/24	BB+	$867,502

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

371	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	7.760%	3-Month LIBOR	7.500%	6/13/24	Caa1	302,175

	Entertainment – 2.5% (1.6% of Total Investments)

571	AMC Entertainment, Inc., Term Loan B, (DD1)	5.250%	Prime	2.000%	4/22/26	CCC	478,361
299	Cineworld Group PLC, Second Amendment Dollar, Term Loan, (DD1)	3.019%	3-Month LIBOR	2.750%	9/20/26	CCC	235,199
2,368	Cineworld Group PLC, Term Loan B, (DD1)	2.771%	3-Month LIBOR	2.500%	2/28/25	CCC	1,880,856
900	IMG Worldwide, Inc., Term Loan B	2.880%	1-Month LIBOR	2.750%	5/16/25	B3	842,601
977	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.630%	1-Month LIBOR	2.500%	7/03/25	BB–	977,197
750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	752,816
698	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	700,971
6,563	Total Entertainment						5,868,001

	Equity Real Estate Investment Trust – 0.7% (0.4% of Total Investments)

881	Realogy Group LLC, Term Loan A	2.121%	1-Month LIBOR	2.000%	2/08/23	BB	878,880
643	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	BB	642,620
1,524	Total Equity Real Estate Investment Trust						1,521,500

	Food & Staples Retailing – 2.3% (1.4% of Total Investments)

681	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	689,652
384	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.126%	1-Month LIBOR	2.000%	2/03/24	BB+	385,209
512	Hearthside Group Holdings LLC, Term Loan B	3.808%	1-Month LIBOR	3.688%	5/31/25	B2	510,823
30	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	30,121
3,733	US Foods, Inc., New Term Loan	1.871%	1-Month LIBOR	1.750%	6/27/23	BB–	3,707,408
5,340	Total Food & Staples Retailing						5,323,213

	Food Products – 0.3% (0.2% of Total Investments)

4	American Seafoods Group LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	3,623
540	American Seafoods Group LLC, Term Loan B	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	542,028
174	Froneri Lux FinCo SARL, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	1/31/27	B1	173,533
718	Total Food Products						719,184

	Health Care Equipment & Supplies – 1.1% (0.7% of Total Investments)

496	Greatbatch Ltd., New Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	496,819
664	LifeScan, Term Loan B	6.238%	3-Month LIBOR	6.000%	10/01/24	B	640,894
785	MedPlast, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/02/25	B3	768,337
710	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	623,163
2,655	Total Health Care Equipment & Supplies						2,529,213

	Health Care Providers & Services – 8.6% (5.4% of Total Investments)

275	AccentCare, Incremental Term Loan B	5.500%	3-Month LIBOR	5.000%	6/20/26	B2	276,375
1,750	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	1,755,906
628	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	609,504
1	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	2-Month LIBOR	3.250%	8/30/24	B2	978
376	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B2	377,654
861	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	865,770
742	Aspen Dental, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/23/27	N/R	742,000
1,076	Brightspring Health, Term Loan B	3.380%	1-Month LIBOR	3.250%	3/05/26	N/R	1,074,787
737	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/17/26	BBB–	740,559
582	Civitas Solutions, Term Loan B	4.385%	1-Month LIBOR	4.250%	3/08/26	B	583,291
27	Civitas Solutions, Term Loan C	4.397%	1-Month LIBOR	4.250%	3/08/26	B	26,693
338	DaVita, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/12/26	BBB–	338,206
858	Envision Healthcare Corporation, Initial Term Loan	3.871%	1-Month LIBOR	3.750%	10/10/25	Caa1	733,432
95	HCA, Inc., Term Loan B13	1.871%	1-Month LIBOR	1.750%	3/18/26	BBB–	95,915

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$462	Heartland Dental Care, Inc., Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	4/30/25	B3	$453,771
771	InnovaCare, Initial Term Loan	6.750%	3-Month LIBOR	5.750%	12/26/26	B+	772,311
841	Jordan Health, Initial Term Loan, First Lien	5.220%	3-Month LIBOR	5.000%	5/15/25	Caa1	772,806
1,543	Kindred at Home Hospice, Term Loan B, First Lien	3.375%	1-Month LIBOR	3.250%	7/02/25	B1	1,546,478
2,053	Lifepoint Health, Inc., New Term Loan B	3.871%	1-Month LIBOR	3.750%	11/16/25	B1	2,053,966
103	Quorum Health Corp, Term Loan, (6)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	104,322
1,986	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	1,978,729
1,968	Surgery Center Holdings Inc., Initial Term Loan	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	1,959,320
1,422	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,332,340
750	US Radiology Specialists, Inc., Term Loan B	6.250%	1-Month LIBOR	5.500%	12/15/27	B–	756,562
20,245	Total Health Care Providers & Services						19,951,675

	Health Care Technology – 2.7% (1.7% of Total Investments)

2,757	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	2,761,784
1,545	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	5/05/23	N/R	1,542,720
990	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	901,372
1,138	Zelis, Term Loan B	4.871%	1-Month LIBOR	4.750%	9/30/26	N/R	1,138,500
6,430	Total Health Care Technology						6,344,376

	Hotels, Restaurants & Leisure – 15.8% (9.8% of Total Investments)

230	24 Hour Fitness Worldwide, Inc., Exit Term Loan	5.240%	1-Month LIBOR	5.000%	6/17/21	N/R	205,621
2,251	Alterra Mountain Company, Term Loan B, First Lien	2.871%	1-Month LIBOR	2.750%	7/31/24	B2	2,243,305
299	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B	301,678
555	Aramark Corporation, Term Loan	1.871%	1-Month LIBOR	1.750%	3/11/25	BB+	552,021
334	Boyd Gaming Corporation, Refinancing Term Loan B	2.342%	1-Week LIBOR	2.250%	9/15/23	BB–	334,029
6,837	Burger King Corporation, Term Loan B4	1.871%	1-Month LIBOR	1.750%	11/19/26	BB+	6,801,719
748	Caesars Resort Collection, Term Loan	4.621%	1-Month LIBOR	4.500%	7/20/25	B+	749,019
3,190	Caesars Resort Collection, Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	12/22/24	B+	3,140,695
423	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	Ba2	437,081
338	Cineworld Group PLC, Priority Term Loan, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	421,197
2,124	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	2,101,244
1,741	ClubCorp Operations, Inc., Term Loan B	3.004%	3-Month LIBOR	2.750%	9/18/24	B–	1,622,123
1,305	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	1,165,119
480	Four Seasons Holdings, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	11/30/23	BB+	478,980
1,735	Golden Nugget LLC, Initial Term Loan B, (DD1)	3.250%	2-Month LIBOR	2.500%	10/04/23	B	1,704,470
1,530	Hilton Hotels, Term Loan B2	1.880%	1-Month LIBOR	1.750%	6/21/26	BBB–	1,522,797
1,775	IRB Holding Corp., Term Loan B	4.250%	3-Month LIBOR	3.250%	12/15/27	B	1,783,715
1,950	Life Time Fitness, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	1,928,998
439	PCI Gaming, Term Loan B	2.621%	1-Month LIBOR	2.500%	5/31/26	BBB–	438,219
2,859	Scientific Games Corp., Initial Term Loan B5	2.871%	1-Month LIBOR	2.750%	8/14/24	B+	2,815,370
1,201	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	1,178,544
1,780	Stars Group Holdings, Term Loan B	3.754%	3-Month LIBOR	3.500%	7/10/25	BBB–	1,787,614
1,460	Station Casinos LLC, Term Loan B	2.500%	1-Month LIBOR	2.250%	2/08/27	BB–	1,441,090
978	Wyndham International, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	5/30/25	BB+	972,818
525	Zaxby’s Operating Co LP, Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	12/28/27	B	529,840
37,087	Total Hotels, Restaurants & Leisure						36,657,306

	Household Durables – 0.5% (0.3% of Total Investments)

687	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	688,533
38	Serta Simmons Holdings LLC, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	38,305
306	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	283,796
250	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	251,187
1,281	Total Household Durables						1,261,821

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Products – 0.2% (0.1% of Total Investments)

$389	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	2/05/23	B+	$389,838

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

729	Education Adisory Board, Term Loan, First Lien	4.750%	6-Month LIBOR	3.750%	9/29/24	B2	729,922

	Insurance – 3.2% (2.0% of Total Investments)

1,128	Acrisure LLC, Term Loan B	3.621%	1-Month LIBOR	3.500%	2/15/27	B	1,125,066
966	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	956,710
1,786	Alliant Holdings I LLC, Term Loan B	3.371%	1-Month LIBOR	3.250%	5/10/25	B	1,779,932
1,333	Asurion LLC, New Term Loan B8	3.371%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,327,398
313	Asurion LLC, Term Loan B6	3.147%	3-Month LIBOR	3.000%	11/03/23	Ba3	313,069
4	Hub International Holdings, Inc., Term Loan B	2.910%	3-Month LIBOR	2.750%	4/25/25	B	4,118
1,613	Hub International Holdings, Inc., Term Loan B	2.965%	3-Month LIBOR	2.750%	4/25/25	B	1,601,733
274	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	275,342
7,417	Total Insurance						7,383,368

	Interactive Media & Services – 2.8% (1.8% of Total Investments)

1,025	Ancestry.com, Initial Term Loan	4.500%	1-Month LIBOR	4.000%	12/06/27	B1	1,031,222
4,542	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	4,548,399
968	WeddingWire, Inc., Term Loan	4.712%	3-Month LIBOR	4.500%	12/21/25	B+	952,556
2	WeddingWire, Inc., Term Loan	4.659%	2-Month LIBOR	4.500%	12/21/25	B+	2,436
6,537	Total Interactive Media & Services						6,534,613

	Internet & Direct Marketing Retail – 1.1% (0.7% of Total Investments)

1,000	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	1,006,965
1,440	Uber Technologies, Inc., Term Loan	5.000%	1-Month LIBOR	4.000%	4/04/25	B1	1,445,867
2,440	Total Internet & Direct Marketing Retail						2,452,832

	Internet Software & Services – 1.9% (1.2% of Total Investments)

2,081	Epicor Software Corporation, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	7/31/27	B2	2,094,955
2,195	Greeneden U.S. Holdings II LLC, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	2,205,534
4,276	Total Internet Software & Services						4,300,489

	IT Services – 4.5% (2.8% of Total Investments)

580	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	550,566
588	GTT Communications, Inc., Term Loan, First Lien, (6)	3.000%	3-Month LIBOR	2.750%	5/31/25	CCC	471,573
645	KBR, Inc., New Term Loan B	2.897%	1-Month LIBOR	2.750%	2/07/27	Ba1	645,932
325	Neustar, Inc., Term Loan B4, First Lien	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	318,602
1,075	Sabre, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,063,751
420	Science Applications International Corporation, Term Loan B	1.996%	1-Month LIBOR	1.875%	10/31/25	BB+	420,931
2,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	1,311,110
1,859	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,701,860
1,062	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	1,062,866
6	West Corporation, Term Loan B	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	5,772
2,266	West Corporation, Term Loan B	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	2,233,788
717	WEX, Inc., Term Loan B3	2.397%	1-Month LIBOR	2.250%	5/17/26	Ba2	717,507
11,543	Total IT Services						10,504,258

	Life Sciences Tools & Services – 2.1% (1.3% of Total Investments)

126	Inventiv Health, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/01/24	BB	126,275
2,498	Parexel International Corp., Term Loan B	2.807%	1-Month LIBOR	2.750%	9/27/24	B1	2,499,102
2,255	PPD, Inc., Term Loan B	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	2,268,146
4,879	Total Life Sciences Tools & Services						4,893,523

	Machinery – 1.5% (0.9% of Total Investments)

750	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	753,593
842	Gardner Denver, Inc., Extended Term Loan B	1.871%	1-Month LIBOR	1.750%	2/28/27	Ba2	839,218

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery (continued)

$108	Gardner Denver, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	1/31/27	BB+	$108,719
671	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	671,710
33	NN, Inc., Extended 2017 Incremental Term Loan	5.871%	1-Month LIBOR	5.750%	10/19/22	B+	32,528
71	NN, Inc., Term Loan	6.500%	1-Month LIBOR	5.750%	10/19/22	B+	71,379
998	Thyssenkrupp Elevator, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	1,008,168
3,473	Total Machinery						3,485,315

	Marine – 0.2% (0.2% of Total Investments)

1,017	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	566,769

	Media – 14.8% (9.2% of Total Investments)

199	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	160,178
320	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	11.500%	1-Month LIBOR	1.000%	8/15/23	N/R	94,854
144	CBS Radio, Inc., Term Loan B2	2.623%	Prime	1.500%	11/17/24	BB–	142,125
3,174	Cequel Communications LLC, Term Loan B	2.377%	1-Month LIBOR	2.250%	1/15/26	BB	3,161,017
2,697	Charter Communications Operating Holdings LLC, Term Loan B2	1.880%	1-Month LIBOR	1.750%	2/01/27	BBB–	2,697,531
3,353	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.712%	3-Month LIBOR	3.500%	8/21/26	B1	3,278,137
8	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.659%	2-Month LIBOR	3.500%	8/21/26	B1	8,320
959	CSC Holdings LLC, Refinancing Term Loan	2.377%	1-Month LIBOR	2.250%	7/17/25	BB	955,257
2,871	CSC Holdings, LLC, Term Loan B5	2.627%	1-Month LIBOR	2.500%	4/15/27	Ba3	2,863,117
293	Cumulus Media, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	293,971
491	EW Scripps, Term Loan B2	3.313%	1-Month LIBOR	2.563%	5/01/26	BB	489,822
415	Gray Television, Inc., Term Loan B2	2.394%	1-Month LIBOR	2.250%	2/07/24	BB+	413,523
356	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	350,270
2,509	iHeartCommunications Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/01/26	B+	2,482,142
1,120	Intelsat Jackson Holdings, S.A., DIP Term Loan, (6)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	1,141,262
3,422	Intelsat Jackson Holdings, S.A., Term Loan B, (6)	8.000%	Prime	4.750%	11/27/23	N/R	3,473,314
643	LCPR Loan Financing LLC, Term Loan B	5.127%	1-Month LIBOR	5.000%	10/15/26	BB–	650,368
2,590	MCGRAW HILL LLC, Term Loan B, First Lien	5.750%	3-Month LIBOR	4.750%	11/01/24	BB	2,555,329
289	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	294,592
1,405	Meredith Corporation, Term Loan B2	2.621%	1-Month LIBOR	2.500%	1/31/25	BB–	1,397,414
518	Nexstar Broadcasting, Inc., Term Loan B	2.894%	1-Month LIBOR	2.750%	9/19/26	BB	518,869
1,364	Nexstar Broadcasting, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	1/17/24	BB	1,364,805
705	Sinclair Television Group, Term Loan B2	2.380%	1-Month LIBOR	2.250%	1/03/24	Ba2	701,512
1,130	Virgin Media Bristol LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,133,531
913	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	913,452
2,767	Ziggo B.V., Term Loan	2.627%	1-Month LIBOR	2.500%	4/30/28	BB	2,755,352
34,655	Total Media						34,290,064

	Multiline Retail – 0.7% (0.4% of Total Investments)

1,481	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	651,457
851	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	851,025
2,332	Total Multiline Retail						1,502,482

	Oil, Gas & Consumable Fuels – 1.9% (1.1% of Total Investments)

719	BCP Renaissance Parent, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	705,653
918	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	919,149
684	Fieldwood Energy LLC, DIP Term Loan, (6), (7)	3.675%	1-Month LIBOR	8.750%	8/05/21	N/R	699,002
4,791	Fieldwood Energy LLC, Exit Term Loan, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	1,243,754
2,186	Fieldwood Energy LLC, Exit Term Loan, second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	2,733
937	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	729,146
239	Peabody Energy Corporation, Term Loan B	2.871%	1-Month LIBOR	2.750%	3/31/25	Caa1	123,421
10,474	Total Oil, Gas & Consumable Fuels						4,422,858

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Paper & Forest Products – 0.5% (0.3% of Total Investments)

$1,077	Asplundh, Term Loan B	2.621%	1-Month LIBOR	2.500%	9/04/27	BBB–	$1,081,787

	Personal Products – 1.0% (0.6% of Total Investments)

927	Coty, Inc., Term Loan A	1.882%	1-Month LIBOR	1.750%	4/05/23	B	882,524
82	Coty, Inc., Term Loan B	2.382%	1-Month LIBOR	2.250%	4/05/25	B	77,358
2,550	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	1,342,700
10	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	2-Month LIBOR	3.500%	9/07/23	CC	5,600
3,569	Total Personal Products						2,308,182

	Pharmaceuticals – 4.7% (2.9% of Total Investments)

574	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	9/28/24	B–	573,470
2,271	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Week LIBOR	5.500%	9/06/24	B–	2,269,938
477	Elanco Animal Health, Term Loan B	1.894%	1-Month LIBOR	1.750%	8/01/27	Baa3	476,814
757	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	753,368
1,854	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1), (6)	5.500%	6-Month LIBOR	4.750%	9/24/24	D	1,752,480
576	Mallinckrodt International Finance S.A., Term Loan, First Lien, (6)	5.750%	3-Month LIBOR	5.000%	2/24/25	D	543,376
500	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	502,190
1,463	Valeant Pharmaceuticals International, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	11/27/25	BB	1,463,497
2,566	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.121%	1-Month LIBOR	3.000%	6/02/25	BB	2,570,922
11,038	Total Pharmaceuticals						10,906,055

	Professional Services – 1.3% (0.8% of Total Investments)

1,165	Ceridian HCM Holding, Inc., Term Loan B	2.592%	1-Week LIBOR	2.500%	4/30/25	B+	1,165,418
495	Creative Artists Agency, LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	11/26/26	B	492,587
996	Nielsen Finance LLC, Term Loan B4	2.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	994,883
448	On Assignment, Inc., Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/02/25	BBB–	449,022
3,104	Total Professional Services						3,101,910

	Real Estate Management & Development – 1.8% (1.1% of Total Investments)

1,345	GGP, Initial Term Loan A2	3.121%	1-Month LIBOR	3.000%	8/24/23	BB+	1,320,278
1,750	TNT Crane and Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,831,664
908	Trico Group, LLC, Tranche Term Loan B2, First Lien	8.500%	3-Month LIBOR	7.500%	2/02/24	B3	927,140
4,003	Total Real Estate Management & Development						4,079,082

	Road & Rail – 3.3% (2.1% of Total Investments)

1,002	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	1,001,061
1,241	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	1,241,400
650	Hertz Corporation, Term Loan, (WI/DD), (6), (7)	TBD	TBD	TBD	TBD	N/R	641,875
1,678	Hertz Corporation, Term Loan B1, (DD1), (6)	3.500%	1-Month LIBOR	2.750%	6/30/23	N/R	1,660,444
2,137	Hertz Corporation, The DIP Term Loan, (DD1), (7)	4.432%	1-Month LIBOR	3.750%	12/31/21	N/R	2,191,983
950	Quality Distribution, Incremental Term Loan, First Lien	6.500%	3-Month LIBOR	5.500%	8/18/22	B–	948,224
37	Savage Enterprises LLC, Term Loan B	3.130%	1-Month LIBOR	3.000%	8/01/25	BB	37,103
7,695	Total Road & Rail						7,722,090

	Semiconductors & Semiconductor Equipment – 1.1% (0.7% of Total Investments)

438	Cabot Microelectronics, Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	N/R	439,453
1,611	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	950,468
1,057	ON Semiconductor Corporation, New Replacement Term Loan B4	2.121%	1-Month LIBOR	2.000%	9/19/26	BB+	1,060,685
3,106	Total Semiconductors & Semiconductor Equipment						2,450,606

	Software – 11.3% (7.0% of Total Investments)

592	Autodata Solutions, Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	5/30/26	BB–	592,254
1,037	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	1,035,791
552	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B–	552,820
1,023	BMC Software, Inc., Term Loan B	4.371%	1-Month LIBOR	4.250%	10/02/25	B2	1,023,117

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$1,513	DiscoverOrg LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	2/01/26	N/R	$1,520,463
451	Dynatrace LLC, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	8/23/25	BB–	452,064
1,279	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	1,286,187
269	Globallogic Holdings, Inc., Incremental Term Loan B2	4.500%	1-Month LIBOR	3.750%	9/14/27	B	269,662
238	Greenway Health, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	224,815
1,500	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	1,508,827
1,073	Informatica LLC, Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/14/27	B1	1,072,080
1,423	McAfee LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	9/29/24	BB	1,429,923
788	Micro Focus International PLC, New Term Loan	2.871%	1-Month LIBOR	2.750%	6/21/24	BB–	783,680
5,319	Micro Focus International PLC, Term Loan B	2.871%	1-Month LIBOR	2.750%	6/21/24	BB	5,292,387
812	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	824,868
1,290	Misys, New Term Loan, First Lien, (DD1)	4.500%	3-Month LIBOR	4.250%	6/13/24	BB–	1,269,456
503	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	4.250%	6/13/24	BB–	495,687
248	Mitchell International, Inc., Initial Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	11/29/24	B2	245,595
300	Mitchell International, Inc., Initial Term Loan, Second Lien	7.371%	1-Month LIBOR	7.250%	11/30/25	CCC	296,311
691	Perforce Software Inc., Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/01/26	B–	690,835
101	Skillsoft, Exit Term Loan	8.500%	1-Month LIBOR	7.500%	4/28/21	N/R	103,467
115	Skillsoft, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	118,173
698	Skillsoft, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B–	697,703
1,000	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	996,641
761	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	758,922
386	Thomson Reuters IP & S, Term Loan B	3.121%	1-Month LIBOR	3.000%	10/31/26	B	387,467
660	TIBCO Software, Inc., Term Loan, First Lien	3.880%	1-Month LIBOR	3.750%	7/03/26	B+	660,276
494	Ultimate Software, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	5/03/26	B1	495,913
768	Ultimate Software,Term Loan B	4.000%	3-Month LIBOR	4.000%	5/03/26	B1	772,879
250	Xperi Holding Corp, Term Loan B	4.121%	1-Month LIBOR	4.000%	6/01/25	BB–	252,108
26,134	Total Software						26,110,371

	Specialty Retail – 2.6% (1.6% of Total Investments)

500	Academy, LTD., Term Loan, First Lien	5.750%	1-Month LIBOR	5.000%	11/06/27	B	505,000
665	Mattress Firm, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	11/25/27	B+	673,106
704	Petco Animal Supplies, Inc., Term Loan B1, (DD1)	4.250%	3-Month LIBOR	3.250%	1/26/23	B2	703,726
3,810	Petsmart Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,771,900
309	Staples, Inc., Term Loan	5.214%	3-Month LIBOR	5.000%	4/12/26	B	303,611
5,988	Total Specialty Retail						5,957,343

	Technology Hardware, Storage & Peripherals – 2.7% (1.7% of Total Investments)

963	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	971,629
1,007	Conduent, Inc., Term Loan A	1.871%	1-Month LIBOR	1.750%	12/07/22	BB–	970,104
3,374	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	3,385,390
489	NCR Corporation, Term Loan B	2.720%	3-Month LIBOR	2.500%	8/28/26	BB+	488,547
399	Tech Data Corporation, Asset Based Term Loan	3.621%	1-Month LIBOR	3.500%	7/01/25	BBB–	402,142
6,232	Total Technology Hardware, Storage & Peripherals						6,217,812

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

410	Careismatic, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	410,000

	Trading Companies & Distributors – 0.4% (0.2% of Total Investments)

345	Hayward Industries, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	8/04/24	B	344,273
576	Univar, Inc., Term Loan B	2.371%	1-Month LIBOR	2.250%	7/01/24	BB+	577,520
921	Total Trading Companies & Distributors						921,793

	Transportation Infrastructure – 0.2% (0.1% of Total Investments)

490	Atlantic Aviation FBO Inc., Term Loan	3.880%	1-Month LIBOR	3.750%	12/06/25	BB	490,767
$321,892	Total Variable Rate Senior Loan Interests (cost $313,248,627)						307,942,921

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.1% (8.8% of Total Investments)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$1,175	Bombardier Inc, 144A	5.750%	3/15/22	B	$1,205,844
1,350	Bombardier Inc, 144A	6.000%	10/15/22	B	1,339,875
290	Bombardier Inc, 144A	6.125%	1/15/23	B	291,218
195	Bombardier Inc, 144A	7.500%	12/01/24	CCC	187,687
3,010	Total Aerospace & Defense				3,024,624

	Auto Components – 0.9% (0.6% of Total Investments)

1,105	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	1,118,812
810	Adient US LLC, 144A	9.000%	4/15/25	Ba3	906,188
1,915	Total Auto Components				2,025,000

	Chemicals – 0.2% (0.1% of Total Investments)

345	Olin Corp, 144A	9.500%	6/01/25	BB–	429,266

	Communications Equipment – 0.4% (0.3% of Total Investments)

500	CommScope Inc, 144A	8.250%	3/01/27	B–	538,470
400	CommScope Technologies LLC, 144A	5.000%	3/15/27	B–	396,500
900	Total Communications Equipment				934,970

	Diversified Telecommunication Services – 0.5% (0.3% of Total Investments)

750	Avaya Inc, 144A	6.125%	9/15/28	B	797,186
340	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A	7.750%	8/15/28	B	344,250
1,090	Total Diversified Telecommunication Services				1,141,436

	Electric Utilities – 2.9% (1.8% of Total Investments)

1,735	Bruce Mansfield Unit 1 2007 Pass Through Trust, (6)	6.850%	6/01/34	N/R	2,169
418	Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	446,143
258	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	278,336
2,067	Pacific Gas and Electric Co	3.150%	1/01/26	BBB–	2,209,043
235	Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	253,665
258	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	282,467
260	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	296,749
2,608	Pacific Gas and Electric Co	4.500%	7/01/40	BBB–	2,852,167
7,839	Total Electric Utilities				6,620,739

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

420	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	430,315
975	Nabors Industries Ltd, 144A	7.250%	1/15/26	B–	790,287
1,395	Total Energy Equipment & Services				1,220,602

	Entertainment – 0.4% (0.2% of Total Investments)

810	AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	CCC	828,731

	Equity Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

1,620	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	1,738,997

	Gas Utilities – 0.8% (0.5% of Total Investments)

1,610	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	1,793,138

	Health Care Providers & Services – 1.2% (0.7% of Total Investments)

480	AHP Health Partners Inc, 144A	9.750%	7/15/26	CCC+	525,600
485	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	521,375
150	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	163,875
65	HCA Inc	5.375%	2/01/25	BB	72,978
165	Tenet Healthcare Corp	4.625%	7/15/24	BB–	167,937
90	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	94,806
1,100	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	1,148,934
2,535	Total Health Care Providers & Services				2,695,505

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

$235	Carnival Corp, 144A	11.500%	4/01/23	Ba2	$266,629

	Household Durables – 0.0% (0.0% of Total Investments)

115	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	117,300

	Media – 2.1% (1.3% of Total Investments)

1,167	AMC Entertainment Holdings Inc, 144A, (cash 10.000%, PIK 12.000%)	12.000%	6/15/26	D	852,103
1,190	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	1,252,475
1	iHeartCommunications Inc	6.375%	5/01/26	B+	1,371
574	iHeartCommunications Inc	8.375%	5/01/27	CCC+	611,886
1,380	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	1,431,005
245	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	17,834
635	Univision Communications Inc, 144A	9.500%	5/01/25	B	693,737
5,192	Total Media				4,860,411

	Metals & Mining – 0.2% (0.2% of Total Investments)

485	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	523,160

	Oil, Gas & Consumable Fuels – 1.3% (0.8% of Total Investments)

185	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	10.000%	4/01/22	B	188,700
1,715	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,646,400
230	CITGO Petroleum Corp, 144A	6.250%	8/15/22	BB	229,448
595	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	603,062
300	MEG Energy Corp, 144A	7.000%	3/31/24	B–	304,110
3,025	Total Oil, Gas & Consumable Fuels				2,971,720

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

437	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	444,101
269	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	307,333
340	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	284,869
134	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	144,495
1,180	Total Pharmaceuticals				1,180,798

	Specialty Retail – 0.0% (0.0% of Total Investments)

125	PetSmart Inc / PetSmart Finance Corp, 144A, (WI/DD)	7.750%	2/15/29	CCC+	125,000

	Wireless Telecommunication Services – 0.1% (0.0% of Total Investments)

575	Intelsat Connect Finance SA, 144A, (6)	9.500%	2/15/23	N/R	143,750
$34,001	Total Corporate Bonds (cost $32,227,784)				32,641,776

Shares	Description (1)				Value

	COMMON STOCKS – 3.6% (2.3% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

15,167	iQor US Inc, (8), (9)				$177,272

	Communications Equipment – 0.0% (0.0% of Total Investments)

9,071	Windstream Services LLC, (8), (9)				118,676

	Construction & Engineering – 0.0% (0.0% of Total Investments)

2,122	TNT Crane & Rigging Inc, (5), (9)				2
1,197	TNT Crane & Rigging Inc, (8), (9)				20,349
	Total Construction & Engineering				20,351

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

12,578	Cengage Learning Holdings II Inc, (8), (9)				124,208

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

8,135	Windstream Services LLC, (8), (9)	$101,687

	Electric Utilities – 0.4% (0.3% of Total Investments)

37,457	Energy Harbor Corp, (8), (9), (10)	1,022,576

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

40,007	Transocean Ltd, (9)	134,423

5,623	Vantage Drilling International, (8), (9)	1,125
	Total Energy Equipment & Services	135,548

	Entertainment – 0.3% (0.2% of Total Investments)

6,268	Metro-Goldwyn-Mayer Inc, (8), (9)	614,264

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

35,750	Millennium Health LLC, (5), (9)	38,074
33,563	Millennium Health LLC, (5), (9)	34,066
	Total Health Care Providers & Services	72,140

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
55,426	24 Hour Fitness Worldwide Inc, (5)	55
116,526	24 Hour Fitness Worldwide Inc, (8), (9)	203,921
	Total Hotels, Restaurants & Leisure	203,976

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

5,388	Catalina Marketing Corp, (8), (9)	5,388

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP, (8), (9)	10,535

	Media – 0.4% (0.3% of Total Investments)

363,854	Clear Channel Outdoor Holdings Inc, (9)	724,069
23,063	Cumulus Media Inc, (9)	200,187
775,233	Hibu plc, (8), (9)	89,927
14,825	Tribune Co, (5), (9)	15
	Total Media	1,014,198

	Oil, Gas & Consumable Fuels – 1.5% (1.0% of Total Investments)

99,370	California Resources Corp, (9)	2,294,453
47,903	California Resources Corp, (5), (9)	972,383
12,452	Whiting Petroleum Corp, (9)	253,274
	Total Oil, Gas & Consumable Fuels	3,520,110

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

7,999	Advanz Pharma Corp Ltd, (9)	130,944

	Software – 0.5% (0.3% of Total Investments)

6,535	SkillSoft Corp, (8), (9)	1,110,950
265	SkillSoft Corp, (8), (9)	50,350
389	SkillSoft Corp, (5), (9)	—
779	SkillSoft Corp, (5), (9)	1
	Total Software	1,161,301
	Total Common Stocks (cost $17,401,189)	8,433,174

Shares	Description (1)	Value

	WARRANTS – 0.2% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corp, (8)	$36,894

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)			Value

	Marine – 0.2% (0.1% of Total Investments)

452	ACBL HLDG CORP, (8)			$11,074
1,682	ACBL HLDG CORP, (8)			49,619
1,279	ACBL HLDG CORP, (8)			43,486
3,364	ACBL HLDG CORP, (8)			99,238
2,558	ACBL HLDG CORP, (8)			86,972
	Total Marine			290,389

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp			739

	Entertainment – 0.0% (0.0% of Total Investments)

102,295	Cineworld Warrant, (8)			36,519
	Total Warrants (cost $1,204,857)			364,541

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)

	Marine – 0.0% (0.0% of Total Investments)

1,600	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$47,200
1,821	ACBL HLDG CORP, (8), (9)	0.000%	N/R	61,914
	Total Marine			109,114
	Total Convertible Preferred Securities (cost $97,141)			109,114

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

7,052	Fieldwood Energy Inc, (8), (9)			$—
1,425	Fieldwood Energy Inc, (8), (9)			—
	Total Oil, Gas & Consumable Fuels			—
	Total Common Stock Rights (cost $201,310)			—
	Total Long-Term Investments (cost $364,380,908)			349,491,526

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 10.0% (6.2% of Total Investments)

	INVESTMENT COMPANIES – 10.0% (6.2% of Total Investments)

23,116,387	BlackRock Liquidity Funds T-Fund Portfolio, (11)	0.030% (12)		$23,116,387
	Total Short-Term Investments (cost $23,116,387)			23,116,387
	Total Investments (cost $387,497,295) – 160.9%			372,607,913
	Borrowings – (37.5)% (13), (14)			(86,700,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (17.1)% (15)			(39,550,040)
	Other Assets Less Liabilities – (6.3)%			(14,850,296)
	Net Assets Applicable to Common Shares – 100%			231,507,577

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 23.3%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.6%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 149.4% (93.3% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 129.6% (81.0% of Total Investments) (2)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$1,309	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	2.880%	1-Month LIBOR	2.750%	10/05/24	B	$1,295,695
778	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	749,810
418	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	403,124
1,458	Transdigm, Inc., Term Loan E	2.371%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,438,523
1,748	Transdigm, Inc., Term Loan F	2.371%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,721,498
2,223	Transdigm, Inc., Term Loan G	2.371%	1-Month LIBOR	2.250%	8/22/24	Ba3	2,188,402
7,934	Total Aerospace & Defense						7,797,052

	Air Freight & Logistics – 0.4% (0.3% of Total Investments)

172	PAE Holding Corp, Delayed Draw	5.250%	3-Month LIBOR	4.500%	10/19/27	B	173,159
2,166	XPO Logistics, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/24/25	BBB–	2,169,627
2,338	Total Air Freight & Logistics						2,342,786

	Airlines – 1.4% (0.9% of Total Investments)

520	American Airlines, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	4/28/23	Ba3	485,529
1,558	American Airlines, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	1/29/27	Ba3	1,425,337
1,072	American Airlines, Inc., Term Loan B	2.127%	1-Month LIBOR	2.000%	12/14/23	Ba3	1,000,190
2,675	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	2,809,258
568	Delta Air Lines, Inc., Term Loan B	4.871%	1-Month LIBOR	4.750%	4/29/23	Baa2	579,579
1,722	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	1,662,519
8,115	Total Airlines						7,962,412

	Auto Components – 2.1% (1.3% of Total Investments)

740	Adient Global Holdings, Term Loan B	4.371%	1-Month LIBOR	4.250%	5/06/24	Ba3	742,869
252	Adient Global Holdings, Term Loan B	4.463%	3-Month LIBOR	4.250%	5/06/24	Ba3	252,676
1,383	DexKo Global, Inc., Term Loan B	4.500%	3-Month LIBOR	3.500%	7/24/24	B1	1,386,444
3,064	Dun & Bradstreet Corp., Initial Term Loan	3.878%	1-Month LIBOR	3.750%	2/06/26	N/R	3,076,324
3,394	Johnson Controls Inc., Term Loan B	3.621%	1-Month LIBOR	3.500%	4/30/26	B1	3,400,113
1,750	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	1,759,853
1,796	Superior Industries International, Inc., Term Loan B	4.121%	1-Month LIBOR	4.000%	5/23/24	B1	1,786,192
12,379	Total Auto Components						12,404,471

	Automobiles – 0.4% (0.3% of Total Investments)

1,041	Caliber Collision, Term Loan B	3.121%	1-Month LIBOR	3.000%	2/05/26	B1	1,033,541
1,455	Navistar, Inc., Term Loan B	3.630%	1-Month LIBOR	3.500%	11/06/24	Ba2	1,457,000
2,496	Total Automobiles						2,490,541

	Banks – 0.1% (0.0% of Total Investments)

328	iQor US, Inc., Exit Priority Term Loan	8.500%	3-Month LIBOR	7.500%	9/15/27	N/R	324,645

	Beverages – 0.7% (0.5% of Total Investments)
1,560	Arterra Wines Canada, Inc., Incremental Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,572,675
2,676	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	2,682,781
4,236	Total Beverages						4,255,456

	Biotechnology – 1.4% (0.9% of Total Investments)

3,755	Grifols, Inc., Term Loan B, First Lien	2.092%	1-Week LIBOR	2.000%	11/15/27	Ba2	3,753,316
4,530	KIK Custom, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	4,533,216
8,285	Total Biotechnology						8,286,532

	Building Products – 1.5% (1.0% of Total Investments)

260	LBM Acquisition LLC, Delayed Draw Term Loan, (WI/DD), (7)	TBD	TBD	TBD	TBD	B+	260,878
1,170	LBM Acquisition LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,173,949

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Building Products (continued)

$636	Ply Gem Industries, Inc., Term Loan B	3.876%	1-Month LIBOR	3.750%	4/12/25	B+	$638,810
390	Potters Industries, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	391,462
6,406	Quikrete Holdings, Inc., Term Loan B	2.621%	1-Month LIBOR	2.500%	1/31/27	BB–	6,403,088
8,862	Total Building Products						8,868,187

	Capital Markets – 1.4% (0.8% of Total Investments)

760	RPI Finance Trust, Term Loan B1	1.871%	1-Month LIBOR	1.750%	2/11/27	BBB–	763,819
5,399	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	5,405,795
1,955	Sequa Corporation, Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	1,749,838
8,114	Total Capital Markets						7,919,452

	Chemicals – 0.9% (0.6% of Total Investments)

1,181	Ineos US Finance LLC, Term Loan	2.121%	1-Month LIBOR	2.000%	3/31/24	BBB–	1,176,354
1,300	INEOS US Petrochem LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,306,773
998	Lummus Technology, Term Loan	4.121%	1-Month LIBOR	4.000%	6/30/27	B+	1,002,179
927	PQ Corporation, Incremental Term Loan B	4.000%	3-Month LIBOR	3.000%	2/07/27	BB–	931,478
813	Unifrax Holdings, Term Loan, First Lien	4.004%	3-Month LIBOR	3.750%	12/14/25	CCC+	786,506
5,219	Total Chemicals						5,203,290

	Commercial Services & Supplies – 4.3% (2.7% of Total Investments)

1,000	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	1,007,500
1,090	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	1,079,505
680	Education Management LLC, Term Loan A, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	6,799
9,483	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	9,439,843
1,058	Garda World Security Corp, Term Loan B, First Lien	4.990%	1-Month LIBOR	4.750%	10/30/26	BB+	1,063,482
2,392	GFL Environmental, Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	2,407,157
778	Harland Clarke Holdings Corporation, Term Loan B7	5.750%	3-Month LIBOR	4.750%	11/03/23	CCC+	704,622
873	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/20/25	N/R	836,188
415	KAR Auction Services, Inc., Term Loan B6	2.438%	1-Month LIBOR	2.250%	9/19/26	Ba3	413,697
847	PAE Holding Corp, New Term Loan B	5.250%	3-Month LIBOR	4.500%	10/19/27	B	854,250
266	Pitney Bowes Inc., Term Loan B	5.650%	3-Month LIBOR	5.500%	1/07/25	BBB–	265,713
1,667	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	1,604,202
280	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	280,674
3,820	Travelport LLC, Priority Debt Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B+	3,798,641
2	West Corporation, Incremental Term Loan B1	4.500%	1-Month LIBOR	3.500%	10/10/24	BB+	2,366
937	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	920,400
25,588	Total Commercial Services & Supplies						24,685,039

	Communications Equipment – 2.8% (1.8% of Total Investments)

385	Avaya, Inc., Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/24	BB–	385,555
5,252	CommScope, Inc., Term Loan B	3.371%	1-Month LIBOR	3.250%	4/04/26	Ba3	5,253,911
825	Mitel US Holdings, Inc., Term Loan, First Lien	4.640%	1-Month LIBOR	4.500%	11/30/25	B–	773,862
2,210	Plantronics, Term Loan B	2.621%	1-Month LIBOR	2.500%	7/02/25	Ba2	2,191,803
3,092	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	3,024,402
7	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	7,580
4,741	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	4,739,432
16,512	Total Communications Equipment						16,376,545

	Construction & Engineering – 0.5% (0.3% of Total Investments)

563	Pike Corp, Term Loan B	4.091%	1-Month LIBOR	3.970%	7/24/26	Ba3	564,915
320	Pike Corporation, Term Loan B	3.130%	1-Month LIBOR	3.000%	1/21/28	Ba3	321,135
243	Pike Corporation, Term Loan B, (WI/DD), (7)	TBD	TBD	TBD	TBD	Ba3	243,753
1,655	Traverse Midstream Partners, Term Loan B	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,633,206
2,781	Total Construction & Engineering						2,763,009

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Consumer Finance – 0.5% (0.3% of Total Investments)

$2,906	Verscend Technologies, Tern Loan B	4.621%	1-Month LIBOR	4.500%	8/27/25	B+	$2,912,848

	Containers & Packaging – 2.0% (1.2% of Total Investments)

2,955	Berry Global, Inc., Term Loan Y	2.133%	1-Month LIBOR	2.000%	7/01/26	BBB–	2,954,439
1,575	Charter NEX US, Inc., Initial Term Loan, First Lien	5.000%	1-Month LIBOR	4.250%	12/01/27	B	1,588,285
1,169	Kloeckner Pentaplast of America Inc., Dollar Term Loan	5.250%	1-Month LIBOR	4.250%	6/30/22	B–	1,170,175
1,761	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.871%	1-Month LIBOR	1.750%	2/04/27	BBB–	1,767,924
1,725	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/16/26	B+	1,729,313
1,812	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,803,287
408	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	405,613
11,405	Total Containers & Packaging						11,419,036

	Distributors – 0.3% (0.2% of Total Investments)

314	Insurance Auto Actions Inc., Term Loan	2.375%	1-Month LIBOR	2.250%	6/28/26	BB+	314,609
1,521	SRS Distribution, Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/24/25	B	1,515,616
1,835	Total Distributors						1,830,225

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

4,739	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	3-Month LIBOR	4.250%	6/07/23	B2	4,570,513
463	Education Management LLC, Elevated Term Loan A1, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	5,790
13	Education Management LLC, Elevated Term Loan A2, (6)	9.599%	3-Month LIBOR	7.500%	7/02/20	N/R	—
5,215	Total Diversified Consumer Services						4,576,303

	Diversified Financial Services–1.8% (1.1% of Total Investments)

1,945	Blackstone CQP, Term Loan	3.736%	3-Month LIBOR	3.500%	9/30/24	B+	1,948,157
2,793	Ditech Holding Corporation., Term Loan B, First Lien, (6)	0.000%	N/A	N/A	6/30/22	N/R	904,109
3,101	Inmarsat Finance, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	12/11/26	N/R	3,114,294
667	Lions Gate Entertainment Corp., Term Loan B	2.371%	1-Month LIBOR	2.250%	3/24/25	Ba2	664,774
843	Orion Advisor Solutions, Term Loan, First Lien	5.000%	3-Month LIBOR	4.000%	9/24/27	BB-	847,945
1,535	Sabre, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	12/17/27	Ba3	1,553,236
1,382	Sotheby’s, Term Loan B	6.500%	1-Month LIBOR	5.500%	1/15/27	N/R	1,390,673
12,266	Total Diversified Financial Services						10,423,188

	Diversified Telecommunication Services–3.2% (2.0% of Total Investments)

1,002	Altice France S.A., Term Loan B12	3.814%	1-Month LIBOR	3.688%	1/31/26	B	1,000,809
6,600	CenturyLink, Inc, Term Loan B	2.371%	1-Month LIBOR	2.250%	3/15/27	BB+	6,590,623
3,514	Frontier Communications Corporation, DIP Term Loan, (6)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	3,522,597
465	Intelsat Jackson Holdings, S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	472,679
744	Intelsat Jackson Holdings, S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	757,961
5,927	Numericable Group S.A., Term Loan B13	4.127%	1-Month LIBOR	4.000%	8/14/26	B	5,938,395
427	Zayo Group LLC, Initial Dollar Term Loan	3.121%	1-Month LIBOR	3.000%	3/09/27	B1	425,708
18,679	Total Diversified Telecommunication Services						18,708,772

	Electric Utilities–0.6% (0.4% of Total Investments)

1,250	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB-	1,260,000
995	Pacific Gas & Electric, Term Loan, First Lien	6.750%	Prime	3.500%	6/23/25	BB	1,006,567
1,273	Vistra Operations Co., Term Loan B3	1.879%	1-Month LIBOR	1.750%	12/31/25	Baa3	1,276,334
3,518	Total Electric Utilities						3,542,901

	Electrical Equipment–1.3% (0.8% of Total Investments)

4,372	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	4,354,874
1,800	Energizer Holdings, Inc., Term Loan, First Lien	2.750%	1-Month LIBOR	2.250%	12/22/27	BB+	1,804,509
1,489	Vertiv Co.,Term Loan B	3.144%	1-Month LIBOR	3.000%	3/02/27	B+	1,493,134
7,661	Total Electrical Equipment						7,652,517

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electronic Equipment, Instruments & Components–0.3% (0.2% of Total Investments)

$1,863	BCP Renaissance Parent, Term Loan B	2.638%	1-Month LIBOR	2.500%	9/28/24	BB+	$1,866,494

	Energy Equipment & Services–0.1% (0.1% of Total Investments)

927	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	7.760%	3-Month LIBOR	7.500%	6/13/24	Caa1	755,437

	Entertainment–2.2% (1.4% of Total Investments)
1,825	AMC Entertainment, Inc., Term Loan B, (DD1)	5.250%	Prime	2.000%	4/22/26	CCC	1,528,912
685	Cineworld Group PLC, Second Amendment Dollar, Term Loan	2.755%	3-Month LIBOR	2.500%	9/20/26	CCC	539,835
4,612	Cineworld Group PLC, Term Loan B	2.757%	6-Month LIBOR	2.500%	2/28/25	CCC	3,663,613
2,700	IMG Worldwide, Inc., Term Loan B	2.880%	1-Month LIBOR	2.750%	5/16/25	B3	2,527,803
1,955	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.630%	1-Month LIBOR	2.500%	7/03/25	BB-	1,954,394
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	1,254,694
1,250	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	1,254,857
14,277	Total Entertainment						12,724,108

	Equity Real Estate Investment Trust–0.6% (0.3% of Total Investments)

1,988	Realogy Group LLC, Term Loan A	2.121%	1-Month LIBOR	2.000%	2/08/23	BB	1,984,736
1,203	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	BB	1,201,377
3,191	Total Equity Real Estate Investment Trust						3,186,113

	Food & Staples Retailing–2.3% (1.4% of Total Investments)

1,590	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	1,609,188
527	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.126%	1-Month LIBOR	2.000%	2/03/24	BB+	528,961
1,025	Hearthside Group Holdings LLC, Term Loan B	3.808%	1-Month LIBOR	3.688%	5/31/25	B2	1,021,646
60	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	60,242
10,230	US Foods, Inc., New Term Loan	1.871%	1-Month LIBOR	1.750%	6/27/23	BB–	10,160,805
13,432	Total Food & Staples Retailing						13,380,842

	Food Products – 0.4% (0.3% of Total Investments)

8	American Seafoods Group LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	7,969
1,188	American Seafoods Group LLC, Term Loan B	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	1,192,463
1,159	Froneri Lux FinCo SARL, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	1/31/27	B1	1,155,234
2,355	Total Food Products						2,355,666

	Health Care Equipment & Supplies – 1.1% (0.7% of Total Investments)

992	Greatbatch Ltd., New Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	993,637
1,991	LifeScan, Term Loan B	6.238%	3-Month LIBOR	6.000%	10/01/24	B	1,920,942
2,004	MedPlast, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/02/25	B3	1,961,974
1,421	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	1,246,326
6,408	Total Health Care Equipment & Supplies						6,122,879

	Health Care Providers & Services – 7.8% (4.9% of Total Investments)

685	AccentCare, Incremental Term Loan B	5.500%	3-Month LIBOR	5.000%	6/20/26	B2	688,425
3,500	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	3,511,813
1,471	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	1,426,712
3	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	2-Month LIBOR	3.250%	8/30/24	B2	2,446
940	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B2	944,135
1,791	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	1,801,967
1,857	Aspen Dental, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/23/27	N/R	1,857,000
2,300	Brightspring Health, Term Loan B	3.380%	1-Month LIBOR	3.250%	3/05/26	N/R	2,297,178
1,228	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/17/26	BBB–	1,234,266
1,164	Civitas Solutions, Term Loan B	4.397%	1-Month LIBOR	4.250%	3/08/26	B	1,166,583
53	Civitas Solutions, Term Loan C	4.397%	1-Month LIBOR	4.250%	3/08/26	B	53,386
677	DaVita, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/12/26	BBB–	676,411
2,086	Envision Healthcare Corporation, Initial Term Loan	3.871%	1-Month LIBOR	3.750%	10/10/25	Caa1	1,783,614
628	HCA, Inc., Term Loan B12	1.871%	1-Month LIBOR	1.750%	3/13/25	BBB–	630,094
1,082	HCA, Inc., Term Loan B13	1.871%	1-Month LIBOR	1.750%	3/18/26	BBB–	1,086,624
986	Heartland Dental Care, Inc., Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	4/30/25	B3	967,875

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)
$1,542	InnovaCare, Initial Term Loan	6.750%	3-Month LIBOR	5.750%	12/26/26	B+	$1,544,621
2,133	Jordan Health, Initial Term Loan, First Lien	5.220%	3-Month LIBOR	5.000%	5/15/25	Caa1	1,959,986
3,144	Kindred at Home Hospice, Term Loan B, First Lien	3.375%	1-Month LIBOR	3.250%	7/02/25	B1	3,150,722
5,135	Lifepoint Health, Inc., New Term Loan B	3.871%	1-Month LIBOR	3.750%	11/16/25	B1	5,138,638
27	MyEyeDr, Delayed Draw Term Loan	4.250%	1-Month LIBOR	4.250%	8/31/26	B–	26,000
61	MyEyeDr, Delayed Draw Term Loan	4.379%	3-Month LIBOR	4.250%	8/31/26	B–	60,358
349	MyEyeDr, Term Loan	4.371%	1-Month LIBOR	4.250%	8/31/26	B–	344,374
234	Quorum Health Corp, Term Loan, (6)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	237,022
3,261	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	3,248,370
4,914	Surgery Center Holdings Inc., Initial Term Loan	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	4,892,263
3,037	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	2,845,916
1,850	US Radiology Specialists, Inc., Term Loan B	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	1,866,188
46,138	Total Health Care Providers & Services						45,442,987

	Health Care Technology – 2.5% (1.5% of Total Investments)

6,730	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	6,742,776
2,899	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	5/05/23	N/R	2,895,764
2,483	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	2,259,620
2,426	Zelis, Term Loan B	4.871%	1-Month LIBOR	4.750%	9/30/26	B	2,431,564
14,538	Total Health Care Technology						14,329,724

	Hotels, Restaurants & Leisure – 16.6% (10.4% of Total Investments)

575	24 Hour Fitness Worldwide, Inc., Exit Term Loan	5.240%	1-Month LIBOR	5.000%	6/17/21	N/R	514,052
3,752	Alterra Mountain Company, Term Loan B, First Lien	2.871%	1-Month LIBOR	2.750%	7/31/24	B2	3,738,841
2,038	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B	2,054,927
931	Aramark Corporation, Term Loan	1.871%	1-Month LIBOR	1.750%	3/11/25	BB+	926,672
1,389	Boyd Gaming Corporation, Refinancing Term Loan B	2.342%	1-Week LIBOR	2.250%	9/15/23	BB–	1,386,990
21,916	Burger King Corporation, Term Loan B4	1.871%	1-Month LIBOR	1.750%	11/19/26	BB+	21,801,461
1,496	Caesars Resort Collection, Term Loan	4.621%	1-Month LIBOR	4.500%	7/20/25	B+	1,498,038
10,395	Caesars Resort Collection, Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	12/22/24	B+	10,235,990
1,050	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	Ba2	1,084,990
677	Cineworld Group PLC, Priority Term Loan, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	844,006
4,490	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	4,440,942
4,139	ClubCorp Operations, Inc., Term Loan B	3.004%	3-Month LIBOR	2.750%	9/18/24	B–	3,855,973
3,946	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	3,523,121
960	Four Seasons Holdings, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	11/30/23	BB+	957,960
4,340	Golden Nugget LLC, Initial Term Loan B, (DD1)	3.250%	2-Month LIBOR	2.500%	10/04/23	B	4,264,959
7,788	Hilton Hotels, Term Loan B2	1.880%	1-Month LIBOR	1.750%	6/21/26	BBB–	7,748,656
4,900	Life Time Fitness, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	4,847,227
878	PCI Gaming, Term Loan B	2.621%	1-Month LIBOR	2.500%	5/31/26	BBB–	876,438
7,766	Scientific Games Corp., Initial Term Loan B5	2.871%	1-Month LIBOR	2.750%	8/14/24	B+	7,648,732
3,745	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	3,675,597
4,517	Stars Group Holdings, Term Loan B	3.754%	3-Month LIBOR	3.500%	7/10/25	BBB–	4,536,131
2,921	Station Casinos LLC, Term Loan B	2.500%	1-Month LIBOR	2.250%	2/08/27	BB–	2,882,180
1,955	Wyndham International, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	5/30/25	BB+	1,945,636
1,310	Zaxby’s Operating Co LP, Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	12/28/27	B	1,322,078
97,874	Total Hotels, Restaurants & Leisure						96,611,597

	Household Durables – 0.6% (0.3% of Total Investments)

1,675	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	1,677,692
100	Serta Simmons Holdings LLC, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	101,325
923	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	855,714
625	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	627,969
3,323	Total Household Durables						3,262,700

	Household Products – 0.4% (0.2% of Total Investments)

2,241	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	2/05/23	B+	2,244,612

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

1,459	Education Adisory Board, Term Loan, First Lien	4.750%	2-Month LIBOR	3.750%	9/29/24	B2	1,459,844

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 3.5% (2.2% of Total Investments)

$2,573	Acrisure LLC, Term Loan B	3.621%	1-Month LIBOR	3.500%	2/15/27	B	$2,566,966
2,417	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	2,392,983
4,076	Alliant Holdings I LLC, Term Loan B	3.371%	1-Month LIBOR	3.250%	5/10/25	B	4,062,221
5,720	Asurion LLC, New Term Loan B8	3.371%	1-Month LIBOR	3.250%	12/23/26	Ba3	5,698,817
1,706	Asurion LLC, Term Loan B6	3.121%	3-Month LIBOR	3.000%	11/03/23	Ba3	1,705,195
8	Hub International Holdings, Inc., Term Loan B	2.910%	2-Month LIBOR	2.750%	4/25/25	B	8,362
3,276	Hub International Holdings, Inc., Term Loan B	2.965%	3-Month LIBOR	2.750%	4/25/25	B	3,252,892
698	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	700,872
20,474	Total Insurance						20,388,308

	Interactive Media & Services – 2.7% (1.7% of Total Investments)

2,075	Ancestry.com, Initial Term Loan	4.500%	1-Month LIBOR	4.000%	12/06/27	B1	2,087,595
11,545	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	11,562,294
5	WeddingWire, Inc., Term Loan	4.659%	2-Month LIBOR	4.500%	12/21/25	B+	4,922
1,955	WeddingWire, Inc., Term Loan	4.712%	3-Month LIBOR	4.500%	12/21/25	B+	1,924,453
15,580	Total Interactive Media & Services						15,579,264

	Internet & Direct Marketing Retail – 1.0% (0.6% of Total Investments)

2,500	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	2,517,413
2,879	Uber Technologies, Inc., Term Loan	5.000%	1-Month LIBOR	4.000%	4/04/25	B1	2,891,735
562	Uber Technologies, Inc., Term Loan	3.621%	1-Month LIBOR	3.500%	7/13/23	B1	563,899
5,941	Total Internet & Direct Marketing Retail						5,973,047

	Internet Software & Services – 1.8% (1.1% of Total Investments)

6,428	Epicor Software Corporation, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250	7/31/27	B2	6,469,390
4,124	Greeneden U.S. Holdings II LLC, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	4,144,852
10,552	Total Internet Software & Services						10,614,242

	IT Services – 3.9% (2.5% of Total Investments)

1,202	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	1,140,852
1,476	GTT Communications, Inc., Term Loan, First Lien, (6)	3.000%	3-Month LIBOR	2.750%	5/31/25	CCC	1,182,928
1,290	KBR, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	2/07/27	Ba1	1,291,863
810	Neustar, Inc., Term Loan B4, First Lien	4.500%		3.500%	8/08/24	B+	794,055
3,550	Sabre, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/22/24	Ba3	3,511,937
841	Science Applications International Corporation, Term Loan B	1.996%	1-Month LIBOR	1.875%	10/31/25	BB+	841,862
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	2,294,442
3,235	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	2,961,208
2,124	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	2,125,732
14	West Corporation, Term Loan B	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	13,532
5,311	West Corporation, Term Loan B	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	5,236,720
1,433	WEX, Inc., Term Loan B3	2.397%	1-Month LIBOR	2.250%	5/17/26	Ba2	1,435,013
24,786	Total IT Services						22,830,144

	Life Sciences Tools & Services – 2.7% (1.7% of Total Investments)

252	Inventiv Health, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/01/24	BB	252,549
7,409	Parexel International Corp., Term Loan B	2.807%	1-Month LIBOR	2.750%	9/27/24	B1	7,411,091
7,716	PPD, Inc., Term Loan B	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	7,760,661
15,377	Total Life Sciences Tools & Services						15,424,301

	Machinery – 1.2% (0.8% of Total Investments)

1,500	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	1,507,185
2,030	Gardner Denver, Inc., Extended Term Loan B	1.871%	1-Month LIBOR	1.750%	2/28/27	Ba2	2,022,458
261	Gardner Denver, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	1/31/27	BB+	262,006
1,174	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	1,175,492
81	NN, Inc., Extended 2017 Incremental Term Loan	5.871%	1-Month LIBOR	5.750%	10/19/22	B+	81,319
178	NN, Inc., Term Loan	6.500%	1-Month LIBOR	5.750%	10/19/22	B+	178,070
1,746	Thyssenkrupp Elevator, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	1,764,294
6,970	Total Machinery						6,990,824

	Marine – 0.3% (0.2% of Total Investments)

3,096	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	1,725,821

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media – 15.5% (9.7% of Total Investments)

$682	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	$549,020
1,095	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	11.500%	1-Month LIBOR	1.000%	8/15/23	N/R	325,119
349	CBS Radio, Inc., Term Loan B2	2.623%	1-Month LIBOR	2.500%	11/17/24	BB–	345,160
6,871	Cequel Communications LLC, Term Loan B	2.377%	1-Month LIBOR	2.250%	1/15/26	BB	6,843,318
4,869	Charter Communications Operating Holdings LLC, Term Loan B2	1.880%	1-Month LIBOR	1.750%	2/01/27	BBB–	4,869,905
11,650	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.712%	3-Month LIBOR	3.500%	8/21/26	B1	11,391,174
30	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.659%	2-Month LIBOR	3.500%	8/21/26	B1	28,911
2,845	CSC Holdings LLC, Refinancing Term Loan	2.377%	1-Month LIBOR	2.250%	7/17/25	BB	2,833,834
6,581	CSC Holdings, LLC, Term Loan B5	2.627%	1-Month LIBOR	2.500%	4/15/27	Ba3	6,562,457
688	Cumulus Media, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	689,865
983	EW Scripps, Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	979,644
830	Gray Television, Inc., Term Loan B2	2.394%	1-Month LIBOR	2.250%	2/07/24	BB+	827,046
850	Gray Television, Inc., Term Loan C	2.644%	1-Month LIBOR	2.500%	1/02/26	BB+	849,643
713	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	700,541
6,832	iHeartCommunications Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/01/26	B+	6,760,122
2,506	Intelsat Jackson Holdings, S.A., DIP Term Loan, (6)	3.600%	3-Month LIBOR	3.600%	7/13/21	N/R	2,554,280
8,552	Intelsat Jackson Holdings, S.A., Term Loan B, (6)	8.000%	Prime	4.750%	11/27/23	N/R	8,680,906
1,608	LCPR Loan Financing LLC, Term Loan B	5.127%	1-Month LIBOR	5.000%	10/15/26	BB–	1,625,921
5,478	MCGRAW HILL LLC, Term Loan B, First Lien	5.750%	3-Month LIBOR	4.750%	11/01/24	BB	5,404,215
687	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	700,926
3,315	Meredith Corporation, Term Loan B2	2.621%	1-Month LIBOR	2.500%	1/31/25	BB–	3,298,078
1,294	Nexstar Broadcasting, Inc., Term Loan B	2.894%	1-Month LIBOR	2.750%	9/19/26	BB	1,297,173
3,398	Nexstar Broadcasting, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	1/17/24	BB	3,399,141
417	Red Ventures, Term Loan B	2.621%	1-Month LIBOR	2.500%	11/08/24	BB	413,357
4,197	Sinclair Television Group, Term Loan B2	2.380%	1-Month LIBOR	2.250%	1/03/24	Ba2	4,175,574
1,234	Sinclair Television Group, Term Loan B2	2.630%	1-Month LIBOR	2.500%	9/30/26	Ba2	1,231,295
2,830	Virgin Media Bristol LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,838,844
3,236	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	3,238,696
6,689	Ziggo B.V., Term Loan	2.627%	1-Month LIBOR	2.500%	4/30/28	BB	6,660,137
91,309	Total Media						90,074,302

	Multiline Retail – 0.5% (0.3% of Total Investments)
2,743	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	1,207,072
1,945	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	1,945,202
4,688	Total Multiline Retail						3,152,274

	Oil, Gas & Consumable Fuels – 1.9% (1.1% of Total Investments)

959	BCP Renaissance Parent, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	940,870
3,077	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	3,081,657
1,670	Fieldwood Energy LLC, DIP Term Loan, (6), (7)	3.000%	1-Month LIBOR	3.000%	8/05/21	N/R	1,707,618
11,742	Fieldwood Energy LLC, Exit Term Loan, (DD1), (6)	3.000%	1-Month LIBOR	3.000%	4/11/22	N/R	3,048,078
4,881	Fieldwood Energy LLC, Exit Term Loan, second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	6,102
2,491	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,938,372
420	Peabody Energy Corporation, Term Loan B	2.871%	1-Month LIBOR	2.750%	3/31/25	Caa1	217,053
25,240	Total Oil, Gas & Consumable Fuels						10,939,750

	Paper & Forest Products – 0.5% (0.3% of Total Investments)

2,693	Asplundh, Term Loan B	2.621%	1-Month LIBOR	2.500%	9/04/27	BBB–	2,704,467

	Personal Products – 1.0% (0.6% of Total Investments)
3,315	Coty, Inc., Term Loan A	1.882%	1-Month LIBOR	1.750%	4/05/23	B	3,157,905
164	Coty, Inc., Term Loan B	2.382%	1-Month LIBOR	2.250%	4/05/25	B	154,716
50	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	2-Month LIBOR	3.500%	9/07/23	CC	11,265
5,101	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	2,701,050
8,630	Total Personal Products						6,024,936

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals – 5.3% (3.3% of Total Investments)

$1,284	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	9/28/24	B–	$1,283,017
1,975	Amneal Pharmaceuticals LLC, Initial Term Loan	3.625%	1-Month LIBOR	3.500%	5/04/25	B	1,961,102
5,311	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Week LIBOR	5.500%	9/06/24	B–	5,308,289
1,188	Elanco Animal Health, Term Loan B	1.894%	1-Month LIBOR	1.750%	8/01/27	Baa3	1,187,170
3,721	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	3,702,829
4,639	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1), (6)	5.500%	6-Month LIBOR	4.750%	9/24/24	D	4,383,767
1,421	Mallinckrodt International Finance S.A., Term Loan, First Lien, (6)	5.750%	3-Month LIBOR	5.000%	2/24/25	D	1,340,480
1,250	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	1,255,475
3,687	Valeant Pharmaceuticals International, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	11/27/25	BB	3,687,739
6,539	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.121%	1-Month LIBOR	3.000%	6/02/25	BB	6,552,847
31,015	Total Pharmaceuticals						30,662,715

	Professional Services – 1.3% (0.8% of Total Investments)

2,206	Ceridian HCM Holding, Inc., Term Loan B	2.592%	1-Week LIBOR	2.500%	4/30/25	B+	2,205,102
1,114	Creative Artists Agency, LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	11/26/26	B	1,108,320
3,415	Nielsen Finance LLC, Term Loan B4	2.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	3,411,985
746	On Assignment, Inc., Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/02/25	BBB–	748,369
7,481	Total Professional Services						7,473,776

	Real Estate Management & Development – 1.7% (1.1% of Total Investments)

4,482	GGP, Initial Term Loan A2	3.121%	1-Month LIBOR	3.000%	8/24/23	BB+	4,400,926
3,650	TNT Crane and Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	3,820,327
1,817	Trico Group, LLC, Tranche Term Loan B2, First Lien	8.500%	3-Month LIBOR	7.500%	2/02/24	B3	1,854,280
9,949	Total Real Estate Management & Development						10,075,533

	Road & Rail – 3.1% (1.9% of Total Investments)

2,279	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	2,276,850
2,481	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	2,482,801
1,500	Hertz Corporation, Term Loan, (WI/DD), (6), (7)	TBD	TBD	TBD	TBD	N/R	1,481,250
4,231	Hertz Corporation, Term Loan B1, (DD1), (6)	3.500%	1-Month LIBOR	2.750%	6/30/23	N/R	4,186,353
783	Hertz Corporation, The DIP Term Loan, (DD1)	8.250%	1-Month LIBOR	7.250%	12/31/21	N/R	802,914
4,384	Hertz Corporation, The DIP Term Loan, (DD1), (7)	3.750%	1-Month LIBOR	3.750%	12/31/21	N/R	4,496,321
1,900	Quality Distribution, Incremental Term Loan, First Lien	6.500%	3-Month LIBOR	5.500%	8/18/22	B–	1,896,447

74	Savage Enterprises LLC, Term Loan B	3.130%	1-Month LIBOR	3.000%	8/01/25	BB	74,206
17,632	Total Road & Rail						17,697,142

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

877	Cabot Microelectronics, Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	N/R	878,905
4,834	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	2,853,055
1,996	ON Semiconductor Corporation, New Replacement Term Loan B4	2.121%	1-Month LIBOR	2.000%	9/19/26	BB+	2,003,516
7,707	Total Semiconductors & Semiconductor Equipment						5,735,476

	Software – 9.9% (6.2% of Total Investments)

1,160	Autodata Solutions, Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	5/30/26	BB–	1,159,657
2,074	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	2,071,583
1,103	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B–	1,105,641
2,487	BMC Software, Inc., Term Loan B	4.371%	1-Month LIBOR	4.250%	10/02/25	B2	2,487,783
3,674	DiscoverOrg LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	2/01/26	N/R	3,692,215
954	Dynatrace LLC, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	8/23/25	BB–	957,155
2,927	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	2,942,094
673	Globallogic Holdings, Inc., Incremental Term Loan B2	4.500%	1-Month LIBOR	3.750%	9/14/27	B	674,154
683	Greenway Health, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	645,750
3,000	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	3,017,655
3,451	Informatica LLC, Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/14/27	B1	3,449,029
3,157	McAfee LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	9/29/24	BB	3,171,208
1,569	Micro Focus International PLC, New Term Loan	2.871%	1-Month LIBOR	2.750%	6/21/24	BB–	1,561,236
10,596	Micro Focus International PLC, Term Loan B	2.871%	1-Month LIBOR	2.750%	6/21/24	BB	10,543,409
2,179	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	2,214,863
3,305	Misys, New Term Loan, First Lien, (DD1)	4.500%	3-Month LIBOR	3.500%	6/13/24	BB–	3,253,932

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)
$1,291	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	$1,270,570
496	Mitchell International, Inc., Initial Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	11/29/24	B2	491,189
667	Mitchell International, Inc., Initial Term Loan, Second Lien	7.371%	1-Month LIBOR	7.250%	11/30/25	CCC	658,470
1,679	Perforce Software Inc., Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/01/26	B–	1,677,743
215	Skillsoft, Exit Term Loan	8.500%	1-Month LIBOR	7.500%	4/28/21	N/R	220,725
245	Skillsoft, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	252,097
1,488	Skillsoft, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B–	1,488,406
1,850	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	1,843,915
1,409	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	1,404,104
931	Thomson Reuters IP & S, Term Loan B	3.121%	1-Month LIBOR	3.000%	10/31/26	B	933,894
1,652	TIBCO Software, Inc., Term Loan, First Lien	3.880%	1-Month LIBOR	3.750%	7/03/26	B+	1,652,142
988	Ultimate Software, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	5/03/26	B1	991,825
1,305	Ultimate Software,Term Loan B	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	1,312,665
499	Xperi Holding Corp, Term Loan B	4.121%	1-Month LIBOR	4.000%	6/01/25	BB–	504,216
57,707	Total Software						57,649,325

	Specialty Retail – 2.4% (1.5% of Total Investments)

1,000	Academy, LTD., Term Loan, First Lien	5.750%	1-Month LIBOR	5.000%	11/06/27	B	1,010,000
1,420	Mattress Firm, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	11/25/27	B+	1,437,310
1,722	Petco Animal Supplies, Inc., Term Loan B1, (DD1)	4.250%	3-Month LIBOR	3.250%	1/26/23	B2	1,722,038
8,920	Petsmart Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	8,830,800
778	Staples, Inc., Term Loan	5.214%	3-Month LIBOR	5.000%	4/12/26	B	763,923
13,840	Total Specialty Retail						13,764,071

	Technology Hardware, Storage & Peripherals – 2.7% (1.7% of Total Investments)

1,977	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	1,994,714
2,530	Conduent, Inc., Term Loan A	1.871%	1-Month LIBOR	1.750%	12/07/22	BB–	2,436,977
8,525	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	8,552,050
782	NCR Corporation, Term Loan B	2.720%	3-Month LIBOR	2.500%	8/28/26	BB+	781,676
997	Tech Data Corporation, Asset Based Term Loan	3.621%	1-Month LIBOR	3.500%	7/01/25	BBB–	1,005,355

988	Western Digital, Term Loan B	1.871%	1-Month LIBOR	1.750%	4/29/23	BBB–	991,901
15,799	Total Technology Hardware, Storage & Peripherals						15,762,673

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,035	Careismatic, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,035,000
293	Samsonite Corporation, Incremental Term Loan B2	5.500%	1-Month LIBOR	4.500%	4/25/25	Ba2	295,455
1,328	Total Textiles, Apparel & Luxury Goods						1,330,455

	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)

838	Hayward Industries, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	8/04/24	B	836,093
278	HD Supply Waterworks, Ltd., Term Loan B	3.750%	3-Month LIBOR	2.750%	8/01/24	B	277,731
1,410	Univar, Inc., Term Loan B	2.371%	1-Month LIBOR	2.250%	7/01/24	BB+	1,414,334
2,526	Total Trading Companies & Distributors						2,528,158

	Transportation Infrastructure – 0.2% (0.1% of Total Investments)

980	Atlantic Aviation FBO Inc., Term Loan	3.880%	1-Month LIBOR	3.750%	12/06/25	BB	981,534
$785,998	Total Variable Rate Senior Loan Interests (cost $764,025,729)						752,570,748

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 13.5% (8.4% of Total Investments)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$2,695	Bombardier Inc, 144A			5.750%	3/15/22	B	$2,765,744
3,370	Bombardier Inc, 144A			6.000%	10/15/22	B	3,344,725
720	Bombardier Inc, 144A			6.125%	1/15/23	B	723,024
480	Bombardier Inc, 144A			7.500%	12/01/24	CCC	462,000
7,265	Total Aerospace & Defense						7,295,493

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components – 0.9% (0.6% of Total Investments)

$2,740	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	$2,774,250
2,025	Adient US LLC, 144A	9.000%	4/15/25	Ba3	2,265,469
4,765	Total Auto Components				5,039,719

	Chemicals – 0.2% (0.1% of Total Investments)

840	Olin Corp, 144A	9.500%	6/01/25	BB–	1,045,170

	Communications Equipment – 0.3% (0.2% of Total Investments)

1,000	CommScope Inc, 144A	8.250%	3/01/27	B–	1,076,940
1,000	CommScope Technologies LLC, 144A	5.000%	3/15/27	B–	991,250
2,000	Total Communications Equipment				2,068,190

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

1,500	Avaya Inc, 144A	6.125%	9/15/28	B	1,594,372
845	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A	7.750%	8/15/28	B	855,563
2,345	Total Diversified Telecommunication Services				2,449,935

	Electric Utilities – 2.8% (1.7% of Total Investments)

4,250	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)	6.850%	6/01/34	N/R	5,312
1,025	Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	1,094,010
637	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	689,084
4,932	Pacific Gas and Electric Co	3.150%	1/01/26	BBB–	5,269,589
590	Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	636,862
637	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	699,311
633	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	721,901
6,409	Pacific Gas and Electric Co	4.500%	7/01/40	BBB–	7,009,012
19,113	Total Electric Utilities				16,125,081

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

1,055	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	1,080,911
2,425	Nabors Industries Ltd, 144A	7.250%	1/15/26	B–	1,965,584
3,480	Total Energy Equipment & Services				3,046,495

	Entertainment – 0.4% (0.2% of Total Investments)

2,025	AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	CCC	2,071,828

	Equity Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

3,880	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	4,165,005

	Gas Utilities – 0.8% (0.5% of Total Investments)

4,010	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	4,466,138

	Health Care Providers & Services – 1.1% (0.7% of Total Investments)

1,190	AHP Health Partners Inc, 144A	9.750%	7/15/26	CCC+	1,303,050
1,000	CHS/Community Health Systems Inc, 144A	9.875%	6/30/23	CCC–	1,074,300
1,220	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	1,311,500
375	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	409,687
165	HCA Inc	5.375%	2/01/25	BB	185,252
415	Tenet Healthcare Corp	4.625%	7/15/24	BB–	422,387
1,365	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,437,898
5,730	Total Health Care Providers & Services				6,144,074

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

575	Carnival Corp, 144A	11.500%	4/01/23	Ba2	652,389

	Household Durables – 0.0% (0.0% of Total Investments)

295	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	300,900

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media – 2.0% (1.2% of Total Investments)

$2,654	AMC Entertainment Holdings Inc, 144A, (cash 10.000%, PIK 12.000%)	12.000%	6/15/26	D	$1,937,639
2,800	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	2,947,000
2	iHeartCommunications Inc	6.375%	5/01/26	B+	2,460
1,482	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,580,115
3,080	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	3,193,837
605	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	44,038
1,590	Univision Communications Inc, 144A	9.500%	5/01/25	B	1,737,075
12,213	Total Media				11,442,164

	Metals & Mining – 0.2% (0.1% of Total Investments)

1,220	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	1,315,990

	Oil, Gas & Consumable Fuels – 1.3% (0.8% of Total Investments)

465	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	10.000%	4/01/22	B	474,300
4,200	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	4,032,000
570	CITGO Petroleum Corp, 144A	6.250%	8/15/22	BB	568,632
1,480	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	1,500,054
750	MEG Energy Corp, 144A	7.000%	3/31/24	B–	760,275
7,465	Total Oil, Gas & Consumable Fuels				7,335,261

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

1,165	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	1,183,931
659	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	752,908
831	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	696,253

329	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	354,767
2,984	Total Pharmaceuticals				2,987,859

	Specialty Retail – 0.0% (0.0% of Total Investments)

300	PetSmart Inc / PetSmart Finance Corp, 144A, (WI/DD)	7.750%	2/15/29	CCC+	300,000

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

995	Intelsat Connect Finance SA, 144A, (6)	9.500%	2/15/23	N/R	248,750
$81,500	Total Corporate Bonds (cost $77,195,120)				78,500,441

Shares	Description (1)				Value

	COMMON STOCKS – 3.6% (2.2% of Total Investments)

	Banks – 0.1% (0.0% of Total Investments)

30,335	iQor US Inc, (8), (9)				$354,555

	Communications Equipment – 0.1% (0.0% of Total Investments)

24,553	Windstream Services LLC, (8), (9)				321,227

	Construction & Engineering – 0.0% (0.0% of Total Investments)

3,607	TNT Crane & Rigging Inc, (5), (9)				4
2,034	TNT Crane & Rigging Inc, (8), (9)				34,578
	Total Construction & Engineering				34,582

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

18,448	Cengage Learning Holdings II Inc, (8), (9)				182,174

	Diversified Telecommunication Services – 0.1% (0.0% of Total Investments)

18,781	Windstream Services LLC, (8), (9)				234,762

	Electric Utilities – 0.4% (0.3% of Total Investments)

91,757	Energy Harbor Corp, (8), (9), (10)				2,504,966

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

83,230	Transocean Ltd, (9)				279,653
7,777	Vantage Drilling International, (8), (9)				1,555
	Total Energy Equipment & Services				281,208

Shares	Description (1)				Value

	Entertainment – 0.4% (0.3% of Total Investments)

26,045	Metro-Goldwyn-Mayer Inc, (8), (9)				$2,552,410

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

68,990	Millennium Health LLC, (5), (9)				73,474
64,762	Millennium Health LLC, (5), (9)				65,734
	Total Health Care Providers & Services				139,208

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

138,556	24 Hour Fitness Worldwide Inc, (5)				139
291,314	24 Hour Fitness Worldwide Inc, (8), (9)				509,799
	Total Hotels, Restaurants & Leisure				509,938

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

17,539	Catalina Marketing Corp, (8), (9)				17,539

	Marine – 0.0% (0.0% of Total Investments)

860	ACBL HLDG CORP, (8), (9)				21,070

	Media – 0.4% (0.3% of Total Investments)

813,624	Clear Channel Outdoor Holdings Inc, (9)				1,619,112
54,123	Cumulus Media Inc, (9)				469,788
1,973,746	Hibu plc, (8), (9)				228,954
45,942	Tribune Co, (5), (9)				46
	Total Media				2,317,900

	Oil, Gas & Consumable Fuels – 1.4% (0.9% of Total Investments)

231,966	California Resources Corp, (9)				5,356,095
111,960	California Resources Corp, (5), (9)				2,272,676
31,131	Whiting Petroleum Corp, (9)				633,205
	Total Oil, Gas & Consumable Fuels				8,261,976

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

22,895	Advanz Pharma Corp Ltd, (9)				374,791

	Software – 0.4% (0.3% of Total Investments)

13,940	SkillSoft Corp, (8), (9)				2,369,800
585	SkillSoft Corp, (8), (9)				111,150
860	SkillSoft Corp, (5), (9)				1
1,719	SkillSoft Corp, (5), (9)				2
	Total Software				2,480,953
	Total Common Stocks (cost $40,693,658)				20,589,259

Shares	Description (1), (12)				Value

	INVESTMENT COMPANIES – 1.9% (1.2% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust				$4,774,518
968,586	Eaton Vance Senior Income Trust				6,286,123
	Total Investment Companies (cost $11,981,509)				11,060,641

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% (0.3% of Total Investments)

$1,200	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	6.501%	7/15/30	Ba3	$1,200,158
600	Flatiron CLO 19 Ltd, 144A, (3-Month LIBOR reference rate + 7.200% spread), (11)	7.421%	11/16/32	BB–	602,637
1,250	Gilbert Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	6.641%	10/15/30	Ba3	1,250,138
600	Neuberger Berman Loan Advisers CLO 28 Ltd, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	5.824%	4/20/30	BB–	582,196
$3,650	Total Asset-Backed Securities (cost $3,614,031)				3,635,129

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)			Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corp, (8)			$65,631

	Marine – 0.1% (0.0% of Total Investments)

904	ACBL HLDG CORP, (8)			22,148
3,363	ACBL HLDG CORP, (8)			99,209
2,558	ACBL HLDG CORP, (8)			86,972
6,726	ACBL HLDG CORP, (8)			198,417
5,116	ACBL HLDG CORP, (8)			173,944
	Total Marine			580,960

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

439	California Resources Corp			1,725

	Entertainment – 0.0% (0.0% of Total Investments)

224,650	Cineworld Warrant, (8)			80,200
	Total Warrants (cost $2,119,370)			728,246

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Marine – 0.1% (0.0% of Total Investments)

3,200	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$94,400
3,642	ACBL HLDG CORP, (8), (9)	0.000%	N/R	123,828
	Total Marine			218,228
	Total Convertible Preferred Securities (cost $194,281)			218,228

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

13,053	Fieldwood Energy Inc, (8), (9)			$—
2,637	Fieldwood Energy Inc, (8), (9)			—
	Total Oil, Gas & Consumable Fuels			—
	Total Common Stock Rights (cost $372,581)			—
	Total Long-Term Investments (cost $900,196,279)			867,302,692

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 10.7% (6.7% of Total Investments)

	INVESTMENT COMPANIES – 10.7% (6.7% of Total Investments)

62,324,841	BlackRock Liquidity Funds T-Fund Portfolio, (12)	0.030% (13)		$62,324,841
	Total Short-Term Investments (cost $62,324,841)			62,324,841
	Total Investments (cost $962,521,120) – 160.1%			929,627,533
	Borrowings – (37.6)% (14), (15)			(218,100,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (17.1)% (16)			(99,335,822)
	Other Assets Less Liabilities – (5.4)%			(31,410,601)
	Net Assets Applicable to Common Shares – 100%			580,781,110

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 23.5%.

(15)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.7%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 149.7% (94.3% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 131.5% (82.8% of Total Investments) (2)

	Aerospace & Defense – 1.4% (0.9% of Total Investments)

$916	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	2.880%	1-Month LIBOR	2.750%	10/05/24	B	$906,987
539	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	518,897
289	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	278,977
1,672	Transdigm, Inc., Term Loan E	2.371%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,648,965
1,266	Transdigm, Inc., Term Loan F	2.371%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,247,242
1,055	Transdigm, Inc., Term Loan G	2.371%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,039,376
5,737	Total Aerospace & Defense						5,640,444

	Air Freight & Logistics – 0.4% (0.2% of Total Investments)

115	PAE Holding Corp, Delayed Draw	5.250%	3-Month LIBOR	4.500%	10/19/27	B	115,439
1,444	XPO Logistics, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,446,419
1,559	Total Air Freight & Logistics						1,561,858

	Airlines – 1.4% (0.9% of Total Investments)

365	American Airlines, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	4/28/23	Ba3	340,238
939	American Airlines, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	1/29/27	Ba3	859,600
609	American Airlines, Inc., Term Loan B	2.127%	1-Month LIBOR	2.000%	12/14/23	Ba3	568,195
1,900	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	1,995,361
426	Delta Air Lines, Inc., Term Loan B	4.871%	1-Month LIBOR	4.750%	4/29/23	Baa2	434,430
1,453	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	1,403,111
5,692	Total Airlines						5,600,935

	Auto Components – 2.1% (1.3% of Total Investments)

190	Adient Global Holdings, Initial Term Loan	4.463%	3-Month LIBOR	4.250%	5/06/24	Ba3	189,508
555	Adient Global Holdings, Initial Term Loan	4.371%	1-Month LIBOR	4.250%	5/06/24	Ba3	557,151
1,106	DexKo Global, Inc., Term Loan B	4.500%	3-Month LIBOR	3.500%	7/24/24	B1	1,109,156
2,179	Dun & Bradstreet Corp., Initial Term Loan	3.878%	1-Month LIBOR	3.750%	2/06/26	N/R	2,187,324
2,327	Johnson Controls Inc., Term Loan B	3.621%	1-Month LIBOR	3.500%	4/30/26	B1	2,331,506
1,000	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	1,005,630
1,347	Superior Industries International, Inc., Term Loan B	4.121%	1-Month LIBOR	4.000%	5/23/24	B1	1,339,644
8,704	Total Auto Components						8,719,919

	Automobiles – 0.4% (0.3% of Total Investments)

781	Caliber Collision, Term Loan B	3.121%	1-Month LIBOR	3.000%	2/05/26	B1	775,155
970	Navistar, Inc., Term Loan B	3.630%	1-Month LIBOR	3.500%	11/06/24	Ba2	971,334
1,751	Total Automobiles						1,746,489

	Banks – 0.1% (0.0% of Total Investments)

230	iQor US, Inc., Exit Priority Term Loan	8.500%	3-Month LIBOR	7.500%	9/15/27	N/R	227,252

	Beverages – 0.8% (0.5% of Total Investments)

1,090	Arterra Wines Canada, Inc., Incremental Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,098,856
2,216	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	2,221,393
3,306	Total Beverages						3,320,249

	Biotechnology – 1.4% (0.9% of Total Investments)

2,676	Grifols, Inc., Term Loan B, First Lien	2.092%	1-Week LIBOR	2.000%	11/15/27	Ba2	2,674,814
3,170	KIK Custom, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	3,172,251
5,846	Total Biotechnology						5,847,065

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Building Products – 1.8% (1.2% of Total Investments)

$184	LBM Acquisition LLC, Delayed Draw Term Loan, (WI/DD), (7)	TBD	TBD	TBD	TBD	B+	$184,256
826	LBM Acquisition LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	829,153
636	Ply Gem Industries, Inc., Term Loan B	3.876%	1-Month LIBOR	3.750%	4/12/25	B+	638,810
280	Potters Industries, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	281,050
5,579	Quikrete Holdings, Inc., Term Loan B	2.621%	1-Month LIBOR	2.500%	1/31/27	BB–	5,576,780
7,505	Total Building Products						7,510,049

	Capital Markets – 2.1% (1.3% of Total Investments)

891	Advisor Group Holdings, Inc., Initial Term Loan B	5.121%	1-Month LIBOR	5.000%	7/31/26	B2	892,916
1,960	Distributed Power, Term Loan B	3.233%	6-Month LIBOR	3.000%	11/06/25	B–	1,913,450
514	RPI Finance Trust, Term Loan B1	1.871%	1-Month LIBOR	1.750%	2/11/27	BBB–	516,613
4,039	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	4,044,490
1,487	Sequa Corporation, Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	1,330,628
8,891	Total Capital Markets						8,698,097

	Chemicals – 0.9% (0.5% of Total Investments)

870	Ineos US Finance LLC, Term Loan	2.121%	1-Month LIBOR	2.000%	3/31/24	BBB–	866,543
900	INEOS US Petrochem LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	904,689
748	Lummus Technology, Term Loan	4.121%	1-Month LIBOR	4.000%	6/30/27	B+	751,634
466	PQ Corporation, Incremental Term Loan B	4.000%	3-Month LIBOR	3.000%	2/07/27	BB–	467,750
568	Unifrax Holdings, Term Loan, First Lien	4.004%	3-Month LIBOR	3.750%	12/14/25	CCC+	550,072
3,552	Total Chemicals						3,540,688

	Commercial Services & Supplies – 4.8% (3.0% of Total Investments)

750	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	755,625
696	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	688,741
215	Education Management LLC, Term Loan A, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	2,151
6,696	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	6,665,035
1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	9.500%	3-Month LIBOR	8.500%	10/21/24	CCC	995,000
721	Garda World Security Corp, Term Loan B, First Lien	4.990%	1-Month LIBOR	4.750%	10/30/26	BB+	725,101
2,699	GFL Environmental, Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	2,716,466
540	Harland Clarke Holdings Corporation, Term Loan B7	5.750%	3-Month LIBOR	4.750%	11/03/23	CCC+	488,772
611	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/20/25	N/R	585,331
346	KAR Auction Services, Inc., Term Loan B6	2.438%	1-Month LIBOR	2.250%	9/19/26	Ba3	344,748
564	PAE Holding Corp, New Term Loan B	5.250%	3-Month LIBOR	4.500%	10/19/27	B	569,500
193	Pitney Bowes Inc., Term Loan B	5.650%	3-Month LIBOR	5.500%	1/07/25	BBB–	193,406
1,170	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	1,126,341
203	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	203,247
3,132	Travelport LLC, Priority Debt Term Loan, (DD1), (cash 2.500%, PIK 6.500%)	2.500%	3-Month LIBOR	1.500%	2/28/25	B+	3,113,889
675	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	663,548
2	West Corporation, Incremental Term Loan B1	4.500%	1-Month LIBOR	3.500%	10/10/24	BB+	1,706
20,213	Total Commercial Services & Supplies						19,838,607

	Communications Equipment – 2.7% (1.7% of Total Investments)

306	Avaya, Inc., Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/24	BB–	306,766
4,390	CommScope, Inc., Term Loan B	3.371%	1-Month LIBOR	3.250%	4/04/26	Ba3	4,391,464
877	Mitel US Holdings, Inc., Term Loan, First Lien	4.640%	1-Month LIBOR	4.500%	11/30/25	B–	822,112
1,607	Plantronics, Term Loan B	2.621%	1-Month LIBOR	2.500%	7/02/25	Ba2	1,594,354
2,172	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	2,124,258
5	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	5,324
1,897	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	1,896,276
11,254	Total Communications Equipment						11,140,554

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Construction & Engineering – 0.6% (0.4% of Total Investments)

$397	Pike Corp, Term Loan B	4.091%	1-Month LIBOR	3.970%	7/24/26	Ba3	$397,571
225	Pike Corporation, Term Loan B	3.130%	1-Month LIBOR	3.000%	1/21/28	Ba3	226,005
171	Pike Corporation, Term Loan B, (WI/DD), (7)	TBD	TBD	TBD	TBD	Ba3	171,546
1,655	Traverse Midstream Partners, Term Loan B	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,633,206
2,448	Total Construction & Engineering						2,428,328

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,179	Verscend Technologies, Tern Loan B	4.621%	1-Month LIBOR	4.500%	8/27/25	B+	2,184,636

	Containers & Packaging – 1.7% (1.1% of Total Investments)

1,970	Berry Global, Inc., Term Loan Y	2.133%	1-Month LIBOR	2.000%	7/01/26	BBB–	1,969,626
1,100	Charter NEX US, Inc., Initial Term Loan, First Lien	5.000%	1-Month LIBOR	4.250%	12/01/27	B	1,109,278
821	Kloeckner Pentaplast of America Inc., Dollar Term Loan	5.250%	1-Month LIBOR	4.250%	6/30/22	B–	821,634
457	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.871%	1-Month LIBOR	1.750%	2/04/27	BBB–	459,058
1,200	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/16/26	B+	1,203,000
1,278	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,271,236
287	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	285,939
7,113	Total Containers & Packaging						7,119,771

	Distributors – 0.3% (0.2% of Total Investments)

262	Insurance Auto Actions Inc., Term Loan	2.375%	1-Month LIBOR	2.250%	6/28/26	BB+	262,174
950	SRS Distribution, Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/24/25	B	947,260
1,212	Total Distributors						1,209,434

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

3,337	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	3-Month LIBOR	4.250%	6/07/23	B2	3,218,471
147	Education Management LLC, Elevated Term Loan A1, (5), (6)	0.000%	N/A	N/A	7/02/20	N/R	1,831
4	Education Management LLC, Elevated Term Loan A2, (6)	9.599%	3-Month LIBOR	7.500%	7/02/20	N/R	—
3,488	Total Diversified Consumer Services						3,220,302

	Diversified Financial Services – 1.3% (0.8% of Total Investments)

1,478	Blackstone CQP, Term Loan	3.736%	3-Month LIBOR	3.500%	9/30/24	B+	1,479,613
1,969	Ditech Holding Corporation., Term Loan B, First Lien, (6)	0.000%	N/A	N/A	6/30/22	N/R	637,503
500	Lions Gate Entertainment Corp., Term Loan B	2.371%	1-Month LIBOR	2.250%	3/24/25	Ba2	498,580
594	Orion Advisor Solutions, Term Loan, First Lien	5.000%	3-Month LIBOR	4.000%	9/24/27	BB–	597,074
1,080	Sabre, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	12/17/27	Ba3	1,092,830
921	Sotheby’s, Term Loan B	6.500%	3-Month LIBOR	7.500%	1/15/27	N/R	927,116
6,542	Total Diversified Financial Services						5,232,716

	Diversified Telecommunication Services – 3.3% (2.1% of Total Investments)

691	Altice France S.A., Term Loan B12	3.814%	1-Month LIBOR	3.688%	1/31/26	B	689,900
4,922	CenturyLink, Inc, Term Loan B	2.371%	1-Month LIBOR	2.250%	3/15/27	BB+	4,915,292
2,548	Frontier Communications Corporation, DIP Term Loan, (6)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	2,554,061
383	Intelsat Jackson Holdings, S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	389,895
614	Intelsat Jackson Holdings, S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	625,213
3,815	Numericable Group S.A., Term Loan B13	4.127%	1-Month LIBOR	4.000%	8/14/26	B	3,822,144
374	Zayo Group LLC, Initial Dollar Term Loan	3.121%	1-Month LIBOR	3.000%	3/09/27	B1	372,495
13,347	Total Diversified Telecommunication Services						13,369,000

	Electric Utilities – 0.6% (0.4% of Total Investments)

925	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB–	932,400
746	Pacific Gas & Electric, Revolving Term Loan	6.750%	Prime	3.500%	6/23/25	N/R	746,250
899	Vistra Operations Co., Term Loan B3	1.875%	1-Month LIBOR	1.750%	12/31/25	Baa3	901,272
2,570	Total Electric Utilities						2,579,922

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electrical Equipment – 1.0% (0.7% of Total Investments)

$3,284	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	$3,270,844
992	Vertiv Co.,Term Loan B	3.144%	1-Month LIBOR	3.000%	3/02/27	B+	995,423
4,276	Total Electrical Equipment						4,266,267

	Electronic Equipment, Instruments & Components – 0.3% (0.2% of Total Investments)

1,322	BCP Renaissance Parent, Term Loan B	2.638%	1-Month LIBOR	2.500%	9/28/24	BB+	1,324,527

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

649	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	7.760%	3-Month LIBOR	7.500%	6/13/24	Caa1	528,806

	Entertainment – 2.3% (1.4% of Total Investments)

1,175	AMC Entertainment, Inc., Term Loan B, (DD1)	5.250%	Prime	2.000%	4/22/26	CCC	984,368
389	Cineworld Group PLC, Second Amendment Dollar, Term Loan	3.019%	3-Month LIBOR	2.750%	9/20/26	CCC	306,678
3,332	Cineworld Group PLC, Term Loan B, (DD1)	3.135%	3-Month LIBOR	2.500%	2/28/25	CCC	2,646,358
1,799	IMG Worldwide, Inc., Term Loan B	2.880%	1-Month LIBOR	2.750%	5/16/25	B3	1,685,202
1,811	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.630%	1-Month LIBOR	2.500%	7/03/25	BB–	1,810,399
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	1,003,755
801	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	803,885
10,307	Total Entertainment						9,240,645

	Equity Real Estate Investment Trust – 0.5% (0.3% of Total Investments)

1,365	Realogy Group LLC, Term Loan A	2.121%	1-Month LIBOR	2.000%	2/08/23	BB	1,362,381
818	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	BB	817,234
2,183	Total Equity Real Estate Investment Trust						2,179,615

	Food & Staples Retailing – 2.3% (1.5% of Total Investments)

1,136	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	1,149,420
535	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.126%	1-Month LIBOR	2.000%	2/03/24	BB+	537,537
769	Hearthside Group Holdings LLC, Term Loan B	3.808%	1-Month LIBOR	3.688%	5/31/25	B2	766,235
45	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	45,181
7,128	US Foods, Inc., New Term Loan	1.871%	1-Month LIBOR	1.750%	6/27/23	BB–	7,079,521
9,613	Total Food & Staples Retailing						9,577,894

	Food Products – 0.4% (0.3% of Total Investments)

864	American Seafoods Group LLC, Term Loan B	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	867,246
6	American Seafoods Group LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	5,796
776	Froneri Lux FinCo SARL, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	1/31/27	B1	773,461
1,646	Total Food Products						1,646,503

	Health Care Equipment & Supplies – 1.1% (0.7% of Total Investments)

744	Greatbatch Ltd., New Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	745,228
1,407	LifeScan, Term Loan B	6.238%	3-Month LIBOR	6.000%	10/01/24	B	1,358,320
1,392	MedPlast, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/02/25	B3	1,362,726
1,066	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	934,744
4,609	Total Health Care Equipment & Supplies						4,401,018

	Health Care Providers & Services – 8.2% (5.2% of Total Investments)

480	AccentCare, Incremental Term Loan B	5.500%	3-Month LIBOR	5.000%	6/20/26	B2	482,400
2,500	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	2,508,438
1,070	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	1,038,024
2	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	2-Month LIBOR	3.250%	8/30/24	B2	1,725
663	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B2	665,864
1,444	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	1,453,214
1,309	Aspen Dental, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/23/27	N/R	1,309,000
1,777	Brightspring Health, Term Loan B	3.380%	1-Month LIBOR	3.250%	3/05/26	N/R	1,774,911

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$983	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/17/26	BBB–	$987,413
873	Civitas Solutions, Term Loan B	4.397%	1-Month LIBOR	4.250%	3/08/26	B	874,937
40	Civitas Solutions, Term Loan C	4.397%	1-Month LIBOR	4.250%	3/08/26	B	40,040
507	DaVita, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/12/26	BBB–	507,309
1,931	Envision Healthcare Corporation, Initial Term Loan	3.871%	1-Month LIBOR	3.750%	10/10/25	Caa1	1,651,284
377	HCA, Inc., Term Loan B12	1.871%	1-Month LIBOR	1.750%	3/13/25	BBB–	378,057
600	HCA, Inc., Term Loan B13	1.871%	1-Month LIBOR	1.750%	3/18/26	BBB–	602,553
593	Heartland Dental Care, Inc., Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	4/30/25	B3	582,297
1,157	InnovaCare, Initial Term Loan	6.750%	3-Month LIBOR	5.750%	12/26/26	B+	1,158,466
1,447	Jordan Health, Initial Term Loan, First Lien	5.220%	3-Month LIBOR	5.000%	5/15/25	Caa1	1,329,142
2,604	Kindred at Home Hospice, Term Loan B, First Lien	3.375%	1-Month LIBOR	3.250%	7/02/25	B1	2,609,936
3,527	Lifepoint Health, Inc., New Term Loan B	3.871%	1-Month LIBOR	3.750%	11/16/25	B1	3,529,089
43	MyEyeDr, Delayed Draw Term Loan	4.371%	1-Month LIBOR	4.250%	8/31/26	B–	42,525
19	MyEyeDr, Delayed Draw Term Loan	4.379%	3-Month LIBOR	4.250%	8/31/26	B–	18,318
246	MyEyeDr, Term Loan	4.371%	1-Month LIBOR	4.250%	8/31/26	B–	242,627
178	Quorum Health Corp, Term Loan, (6)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	180,259
2,716	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	2,706,258
3,456	Surgery Center Holdings Inc., Initial Term Loan	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	3,440,831
2,407	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	2,255,553
1,300	US Radiology Specialists, Inc., Term Loan B	6.250%	1-Month LIBOR	5.500%	12/15/27	B–	1,311,375
34,249	Total Health Care Providers & Services						33,681,845

	Health Care Technology – 2.7% (1.7% of Total Investments)

4,815	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	4,824,284
2,222	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	5/05/23	N/R	2,219,242
2,390	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	2,174,435
1,782	Zelis, Term Loan B	4.871%	1-Month LIBOR	4.750%	9/30/26	N/R	1,782,000
11,209	Total Health Care Technology						10,999,961

	Hotels, Restaurants & Leisure – 17.0% (10.7% of Total Investments)

345	24 Hour Fitness Worldwide, Inc., Exit Term Loan	5.240%	3-Month LIBOR	5.000%	6/17/21	N/R	308,431
3,002	Alterra Mountain Company, Term Loan B, First Lien	2.871%	1-Month LIBOR	2.750%	7/31/24	B2	2,991,073
1,417	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B	1,428,443
743	Aramark Corporation, Term Loan	1.871%	1-Month LIBOR	1.750%	3/11/25	BB+	739,347
585	Boyd Gaming Corporation, Refinancing Term Loan B	2.342%	1-Week LIBOR	2.250%	9/15/23	BB–	584,550
15,511	Burger King Corporation, Term Loan B4	1.871%	1-Month LIBOR	1.750%	11/19/26	BB+	15,430,115
1,122	Caesars Resort Collection, Term Loan	4.621%	1-Month LIBOR	4.500%	7/20/25	B+	1,123,529
7,673	Caesars Resort Collection, Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	12/22/24	B+	7,555,216
736	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	Ba2	761,036
471	Cineworld Group PLC, Priority Term Loan, (cash 7.000%, PIK 8.250%), (DD1)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	586,423
3,191	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	3,156,442
3,008	ClubCorp Operations, Inc., Term Loan B	3.004%	3-Month LIBOR	2.750%	9/18/24	B–	2,802,480
2,851	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	2,545,297
960	Four Seasons Holdings, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	11/30/23	BB+	957,960
2,981	Golden Nugget LLC, Initial Term Loan B, (DD1)	3.250%	2-Month LIBOR	2.500%	10/04/23	B	2,929,008
4,246	Hilton Hotels, Term Loan B2	1.880%	1-Month LIBOR	1.750%	6/21/26	BBB–	4,225,091
3,100	IRB Holding Corp., Term Loan B	4.250%	6-Month LIBOR	3.250%	12/15/27	B	3,115,221
3,450	Life Time Fitness, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	3,412,843
659	PCI Gaming, Term Loan B	2.621%	1-Month LIBOR	2.500%	5/31/26	BBB–	657,329
5,204	Scientific Games Corp., Initial Term Loan B5	2.871%	1-Month LIBOR	2.750%	8/14/24	B+	5,124,544
1,033	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	1,014,241
3,625	Stars Group Holdings, Term Loan B	3.754%	3-Month LIBOR	3.500%	7/10/25	BBB–	3,640,628
2,190	Station Casinos LLC, Term Loan B	2.500%	1-Month LIBOR	2.250%	2/08/27	BB–	2,161,635
1,466	Wyndham International, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	5/30/25	BB+	1,459,227
930	Zaxby’s Operating Co LP, Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	12/28/27	B	938,575
70,499	Total Hotels, Restaurants & Leisure						69,648,684

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables – 0.6% (0.4% of Total Investments)

$1,172	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	$1,173,415
58	Serta Simmons Holdings LLC, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	58,815
657	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	609,289
450	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	452,137
2,337	Total Household Durables						2,293,656

	Household Products – 0.2% (0.1% of Total Investments)

938	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	2/05/23	B+	939,134

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

970	Education Adisory Board, Term Loan, First Lien	4.750%	6-Month LIBOR	3.750%	9/29/24	B2	970,728
2	Education Adisory Board, Term Loan, First Lien	4.750%	2-Month LIBOR	3.750%	9/29/24	B2	2,501
972	Total Industrial Conglomerates						973,229

	Insurance – 3.0% (1.9% of Total Investments)

1,836	Acrisure LLC, Term Loan B	3.621%	1-Month LIBOR	3.500%	2/15/27	B	1,831,165
1,703	Acrisure LLC, Term Loan B, (WI/DD)	3.621%	1-Month LIBOR	3.500%	2/15/27	B	1,686,397
2,541	Alliant Holdings I LLC, Term Loan B	3.371%	1-Month LIBOR	3.250%	5/10/25	B	2,533,469
2,932	Asurion LLC, New Term Loan B8	3.371%	1-Month LIBOR	3.250%	12/23/26	Ba3	2,920,974
773	Asurion LLC, Term Loan B6	3.121%	3-Month LIBOR	3.000%	11/03/23	Ba3	772,662
2,164	Hub International Holdings, Inc., Term Loan B	2.965%	3-Month LIBOR	2.750%	4/25/25	B	2,148,492
5	Hub International Holdings, Inc., Term Loan B	2.910%	2-Month LIBOR	2.750%	4/25/25	B	5,523
499	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	500,623
12,453	Total Insurance						12,399,305

	Interactive Media & Services – 2.7% (1.7% of Total Investments)

1,550	Ancestry.com, Initial Term Loan	4.500%	1-Month LIBOR	4.000%	12/06/27	B1	1,559,408
8,156	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	8,168,264
1,466	WeddingWire, Inc., Term Loan	4.712%	3-Month LIBOR	4.500%	12/21/25	B+	1,443,340
4	WeddingWire, Inc., Term Loan	4.659%	2-Month LIBOR	4.500%	12/21/25	B+	3,691
11,176	Total Interactive Media & Services						11,174,703

	Internet & Direct Marketing Retail – 1.1% (0.7% of Total Investments)

2,000	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	2,013,930
2,015	Uber Technologies, Inc., Term Loan	5.000%	1-Month LIBOR	4.000%	4/04/25	B1	2,024,070
562	Uber Technologies, Inc., Term Loan	3.621%	1-Month LIBOR	3.500%	7/13/23	B1	563,899
4,577	Total Internet & Direct Marketing Retail						4,601,899

	Internet Software & Services – 1.5% (1.0% of Total Investments)

3,535	Epicor Software Corporation, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	7/31/27	B2	3,557,787
2,765	Greeneden U.S. Holdings II LLC, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	2,778,379
6,300	Total Internet Software & Services						6,336,166

	IT Services – 4.4% (2.8% of Total Investments)

809	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	767,967
1,037	GTT Communications, Inc., Term Loan, First Lien, (6)	3.000%	3-Month LIBOR	2.750%	5/31/25	CCC	831,247
968	KBR, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	2/07/27	Ba1	968,897
570	Neustar, Inc., Term Loan B4, First Lien	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	558,780
500	Optiv Security, Inc., Term Loan, Second Lien	8.250%	1-Month LIBOR	7.250%	2/01/25	CCC–	425,833
3,550	Sabre, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/22/24	Ba3	3,511,937
700	Science Applications International Corporation, Term Loan B	1.996%	1-Month LIBOR	1.875%	10/31/25	BB+	701,551
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	2,294,442
1,999	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,830,330
1,487	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	1,488,012
3,825	West Corporation, Term Loan B	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	3,771,578
10	West Corporation, Term Loan B	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	9,746
956	WEX, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	5/17/26	Ba2	956,676
19,911	Total IT Services						18,116,996

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Life Sciences Tools & Services – 2.7% (1.7% of Total Investments)

$189	Inventiv Health, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/01/24	BB	$189,411
5,078	Parexel International Corp., Term Loan B	2.807%	1-Month LIBOR	2.750%	9/27/24	B1	5,079,323
5,759	PPD, Inc., Term Loan B	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	5,792,421
11,026	Total Life Sciences Tools & Services						11,061,155

	Machinery – 1.3% (0.8% of Total Investments)

1,000	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	1,004,790
1,725	Gardner Denver, Inc., Extended Term Loan B	1.871%	1-Month LIBOR	1.750%	2/28/27	Ba2	1,718,348
193	Gardner Denver, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	1/31/27	BB+	193,819
838	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	839,637
57	NN, Inc., Extended 2017 Incremental Term Loan	5.871%	1-Month LIBOR	5.750%	10/19/22	B+	56,923
125	NN, Inc., Term Loan	6.500%	1-Month LIBOR	5.750%	10/19/22	B+	125,052
1,247	Thyssenkrupp Elevator, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	1,260,210
5,185	Total Machinery						5,198,779

	Marine – 0.3% (0.2% of Total Investments)

1,992	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	1,110,496

	Media – 17.0% (10.7% of Total Investments)

464	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	373,748
746	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	1-Month LIBOR	1.000%	8/15/23	N/R	221,326
226	CBS Radio, Inc., Term Loan B2	2.623%	1-Month LIBOR	2.500%	11/17/24	BB–	223,339
5,039	Cequel Communications LLC, Term Loan B	2.377%	1-Month LIBOR	2.250%	1/15/26	BB	5,018,081
3,739	Charter Communications Operating Holdings LLC, Term Loan B2	1.880%	1-Month LIBOR	1.750%	2/01/27	BBB–	3,739,781
21	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.659%	2-Month LIBOR	3.500%	8/21/26	B1	20,151
8,119	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.712%	3-Month LIBOR	3.500%	8/21/26	B1	7,939,298
2,531	CSC Holdings LLC, Refinancing Term Loan	2.377%	1-Month LIBOR	2.250%	7/17/25	BB	2,520,617
4,636	CSC Holdings, LLC, Term Loan B5	2.627%	1-Month LIBOR	2.500%	4/15/27	Ba3	4,623,139
489	Cumulus Media, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	490,335
737	EW Scripps, Term Loan B2	3.313%	1-Month LIBOR	2.563%	5/01/26	BB	734,733
553	Gray Television, Inc., Term Loan B2	2.394%	1-Month LIBOR	2.250%	2/07/24	BB+	551,364
637	Gray Television, Inc., Term Loan C	2.644%	1-Month LIBOR	2.500%	1/02/26	BB+	637,232
594	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	583,784
5,249	iHeartCommunications Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/01/26	B+	5,193,770
2,171	Inmarsat Finance, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	12/11/26	N/R	2,180,006
1,928	Intelsat Jackson Holdings, S.A., DIP Term Loan, (6)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	1,964,872
6,367	Intelsat Jackson Holdings, S.A., Term Loan B, (6)	8.000%	Prime	4.750%	11/27/23	N/R	6,462,030
1,126	LCPR Loan Financing LLC, Term Loan B	5.127%	1-Month LIBOR	5.000%	10/15/26	BB–	1,138,144
5,843	MCGRAW HILL LLC, Term Loan B, First Lien	4.987%	3-Month LIBOR	4.750%	11/01/24	BB	5,764,426
458	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	467,284
2,200	Meredith Corporation, Term Loan B2	2.621%	1-Month LIBOR	2.500%	1/31/25	BB–	2,189,188
949	Nexstar Broadcasting, Inc., Term Loan B	2.894%	1-Month LIBOR	2.750%	9/19/26	BB	951,260
2,481	Nexstar Broadcasting, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	1/17/24	BB	2,481,640
313	Red Ventures, Term Loan B	2.621%	1-Month LIBOR	2.500%	11/08/24	BB	310,018
2,889	Sinclair Television Group, Term Loan B2	2.380%	1-Month LIBOR	2.250%	1/03/24	Ba2	2,874,582
889	Sinclair Television Group, Term Loan B2	2.630%	1-Month LIBOR	2.500%	9/30/26	Ba2	886,533
1,995	Virgin Media Bristol LLC, Term Loan, First Lien, (WI/DD)	2.627%	1-Month LIBOR	2.500%	1/31/29	BB–	2,001,234
2,230	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	2,232,569
4,966	Ziggo B.V., Term Loan	2.627%	1-Month LIBOR	2.500%	4/30/28	BB	4,944,699
70,585	Total Media						69,719,183

	Multiline Retail – 0.6% (0.3% of Total Investments)

1,869	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	822,494
1,459	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	1,458,901
3,328	Total Multiline Retail						2,281,395

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 1.7% (1.1% of Total Investments)

$959	BCP Renaissance Parent, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	$940,870
1,137	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	1,138,553
1,191	Fieldwood Energy LLC, DIP Term Loan, (6), (7)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	1,217,335
8,355	Fieldwood Energy LLC, Exit Term Loan, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	2,168,939
3,211	Fieldwood Energy LLC, Exit Term Loan, second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	4,014
1,726	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,343,317
349	Peabody Energy Corporation, Term Loan B	2.871%	1-Month LIBOR	2.750%	3/31/25	Caa1	180,522
16,928	Total Oil, Gas & Consumable Fuels						6,993,550

	Paper & Forest Products – 0.5% (0.3% of Total Investments)

1,895	Asplundh, Term Loan B	2.621%	1-Month LIBOR	2.500%	9/04/27	BBB–	1,903,144

	Personal Products – 0.9% (0.5% of Total Investments)

1,551	Coty, Inc., Term Loan A	1.882%	1-Month LIBOR	1.750%	4/05/23	B	1,477,624
35	Coty, Inc., Term Loan B	2.382%	1-Month LIBOR	2.250%	4/05/25	B	32,733
3,704	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	1,950,286
15	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (5)	4.250%	2-Month LIBOR	3.500%	9/07/23	CC	8,134
5,305	Total Personal Products						3,468,777

	Pharmaceuticals – 4.1% (2.6% of Total Investments)

943	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	9/28/24	B–	942,823
3,488	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Week LIBOR	5.500%	9/06/24	B–	3,486,684
828	Elanco Animal Health, Term Loan B	1.894%	1-Month LIBOR	1.750%	8/01/27	Baa3	827,127
871	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	866,619
2,596	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1), (6)	5.500%	6-Month LIBOR	4.750%	9/24/24	D	2,452,937
470	Mallinckrodt International Finance S.A., Term Loan, First Lien, (6)	5.750%	3-Month LIBOR	5.000%	2/24/25	D	443,099
750	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	753,285
2,481	Valeant Pharmaceuticals International, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	11/27/25	BB	2,481,437
4,660	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.121%	1-Month LIBOR	3.000%	6/02/25	BB	4,669,401
17,087	Total Pharmaceuticals						16,923,412

	Professional Services – 1.2% (0.7% of Total Investments)

1,042	Ceridian HCM Holding, Inc., Term Loan B	2.592%	1-Week LIBOR	2.500%	4/30/25	B+	1,042,229
792	Creative Artists Agency, LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	11/26/26	B	788,139
2,359	Nielsen Finance LLC, Term Loan B4	2.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,356,230
597	On Assignment, Inc., Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/02/25	BBB–	598,695
4,790	Total Professional Services						4,785,293

	Real Estate Management & Development – 1.7% (1.1% of Total Investments)

2,689	GGP, Initial Term Loan A2	3.121%	1-Month LIBOR	3.000%	8/24/23	BB+	2,640,555
2,750	TNT Crane and Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	2,878,329
1,363	Trico Group, LLC, Tranche Term Loan B2, First Lien	8.500%	3-Month LIBOR	7.500%	2/02/24	B3	1,390,711
6,802	Total Real Estate Management & Development						6,909,595

	Road & Rail – 3.3% (2.1% of Total Investments)

1,708	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	1,706,384
1,985	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	1,986,241
1,280	Hertz Corporation, Term Loan, (WI/DD), (6), (7)	TBD	TBD	TBD	TBD	N/R	1,264,000
2,965	Hertz Corporation, Term Loan B1, (DD1), (6)	3.500%	1-Month LIBOR	2.750%	6/30/23	N/R	2,933,284
3,984	Hertz Corporation, The DIP Term Loan, (DD1), (7)	8.250%	1-Month LIBOR	7.250%	12/31/21	N/R	4,085,804
1,425	Quality Distribution, Incremental Term Loan, First Lien	6.500%	3-Month LIBOR	5.500%	8/18/22	B–	1,422,335
46	Savage Enterprises LLC, Term Loan B	3.130%	1-Month LIBOR	3.000%	8/01/25	BB	46,379
13,393	Total Road & Rail						13,444,427

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

$657	Cabot Microelectronics, Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	N/R	$659,179
3,368	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	1,987,760
1,409	ON Semiconductor Corporation, New Replacement Term Loan B4	2.121%	1-Month LIBOR	2.000%	9/19/26	BB+	1,414,247
5,434	Total Semiconductors & Semiconductor Equipment						4,061,186

	Software – 10.5% (6.6% of Total Investments)

987	Autodata Solutions, Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	5/30/26	BB–	987,090
1,481	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	1,479,702
827	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B–	829,230
2,014	BMC Software, Inc., Term Loan B	4.371%	1-Month LIBOR	4.250%	10/02/25	B2	2,014,775
2,574	DiscoverOrg LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	2/01/26	N/R	2,586,575
748	Dynatrace LLC, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	8/23/25	BB–	750,112
1,733	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	1,742,264
474	Globallogic Holdings, Inc., Incremental Term Loan B2	4.500%	1-Month LIBOR	3.750%	9/14/27	B	474,405
432	Greenway Health, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	408,088
2,000	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	2,011,770
2,295	Informatica LLC, Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/14/27	B1	2,293,832
2,342	McAfee LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	9/29/24	BB	2,352,097
1,137	Micro Focus International PLC, New Term Loan	2.871%	1-Month LIBOR	2.750%	6/21/24	BB–	1,131,613
7,680	Micro Focus International PLC, Term Loan B	2.871%	1-Month LIBOR	2.750%	6/21/24	BB	7,642,059
1,301	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	1,321,864
890	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	875,816
2,278	Misys, New Term Loan, First Lien, (DD1)	4.500%	3-Month LIBOR	3.500%	6/13/24	BB–	2,242,968
372	Mitchell International, Inc., Initial Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	11/29/24	B2	368,392
667	Mitchell International, Inc., Initial Term Loan, Second Lien	7.371%	1-Month LIBOR	7.250%	11/30/25	CCC	658,470
1,185	Perforce Software Inc., Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/01/26	B–	1,184,289
143	Skillsoft, Exit Term Loan	8.500%	1-Month LIBOR	7.500%	4/28/21	N/R	146,524
163	Skillsoft, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	167,350
988	Skillsoft, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B–	988,050
1,577	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	1,571,530
1,200	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	1,196,689
500	Thomson Reuters IP & S, Incremental Term Loan B	4.000%	1-Month LIBOR	3.000%	10/31/26	B	502,500
653	Thomson Reuters IP & S, Term Loan B	3.121%	1-Month LIBOR	3.000%	10/31/26	B	655,713
1,164	TIBCO Software, Inc., Term Loan, First Lien	3.880%	1-Month LIBOR	3.750%	7/03/26	B+	1,164,506
1,000	TIBCO Software, Inc., Term Loan, Second Lien	7.380%	1-Month LIBOR	7.250%	3/04/28	B–	1,015,940
741	Ultimate Software, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	5/03/26	B1	743,869
1,035	Ultimate Software,Term Loan B	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	1,040,677
333	Xperi Holding Corp, Term Loan B	4.121%	1-Month LIBOR	4.000%	6/01/25	BB–	336,144
42,914	Total Software						42,884,903

	Specialty Retail – 2.4% (1.5% of Total Investments)

750	Academy, LTD., Term Loan, First Lien	5.750%	1-Month LIBOR	5.000%	11/06/27	B	757,500
1,045	Mattress Firm, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	11/25/27	B+	1,057,739
1,112	Petco Animal Supplies, Inc., Term Loan B1, (DD1)	4.250%	3-Month LIBOR	3.250%	1/26/23	B2	1,112,549
6,230	Petsmart Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	6,167,700
549	Staples, Inc., Term Loan	5.214%	3-Month LIBOR	5.000%	4/12/26	B	538,664
9,686	Total Specialty Retail						9,634,152

	Technology Hardware, Storage & Peripherals – 2.8% (1.7% of Total Investments)

1,614	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	1,628,461
1,776	Conduent, Inc., Term Loan A	1.871%	1-Month LIBOR	1.750%	12/07/22	BB–	1,710,570
6,022	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	6,041,718
587	NCR Corporation, Term Loan B	2.720%	3-Month LIBOR	2.500%	8/28/26	BB+	586,257
708	Tech Data Corporation, Asset Based Term Loan	3.621%	1-Month LIBOR	3.500%	7/01/25	BBB–	713,802
598	Western Digital, Term Loan B	1.871%	1-Month LIBOR	1.750%	4/29/23	BBB–	600,219
11,305	Total Technology Hardware, Storage & Peripherals						11,281,027

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

$725	Careismatic, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	$725,000
205	Samsonite Corporation, Incremental Term Loan B2	5.500%	1-Month LIBOR	4.500%	4/25/25	Ba2	207,020
930	Total Textiles, Apparel & Luxury Goods						932,020

	Trading Companies & Distributors – 0.1% (0.1% of Total Investments)

592	Hayward Industries, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	8/04/24	B	590,183

	Transportation Infrastructure – 0.2% (0.1% of Total Investments)

735	Atlantic Aviation FBO Inc., Term Loan	3.880%	1-Month LIBOR	3.750%	12/06/25	BB	736,150
562,277	Total Variable Rate Senior Loan Interests (cost $547,053,325)						538,985,995

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 13.9% (8.7% of Total Investments)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$1,970	Bombardier Inc, 144A			5.750%	3/15/22	B	$2,021,712
2,385	Bombardier Inc, 144A			6.000%	10/15/22	B	2,367,112
520	Bombardier Inc, 144A			6.125%	1/15/23	B	522,184
345	Bombardier Inc, 144A			7.500%	12/01/24	CCC	332,063
5,220	Total Aerospace & Defense						5,243,071

	Auto Components – 0.9% (0.6% of Total Investments)

1,925	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	B	1,949,062
1,425	Adient US LLC, 144A			9.000%	4/15/25	Ba3	1,594,219
3,350	Total Auto Components						3,543,281

	Chemicals – 0.2% (0.1% of Total Investments)

585	Olin Corp, 144A			9.500%	6/01/25	BB–	727,886

	Communications Equipment – 0.3% (0.2% of Total Investments)

750	CommScope Inc, 144A			8.250%	3/01/27	B–	807,705
600	CommScope Technologies LLC, 144A			5.000%	3/15/27	B–	594,750
1,350	Total Communications Equipment						1,402,455

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

1,125	Avaya Inc, 144A			6.125%	9/15/28	B	1,195,779
595	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A			7.750%	8/15/28	B	602,438
1,720	Total Diversified Telecommunication Services						1,798,217

	Electric Utilities – 2.7% (1.7% of Total Investments)

2,980	Bruce Mansfield Unit 1 2007 Pass Through Trust, (6)			6.850%	6/01/34	N/R	3,725
715	Pacific Gas and Electric Co			3.850%	11/15/23	BBB–	763,139
448	Pacific Gas and Electric Co			3.450%	7/01/25	BBB–	483,710
3,401	Pacific Gas and Electric Co			3.150%	1/01/26	BBB–	3,634,219
410	Pacific Gas and Electric Co			3.300%	12/01/27	BBB–	442,565
447	Pacific Gas and Electric Co			3.750%	7/01/28	BBB–	490,889
378	Pacific Gas and Electric Co			4.550%	7/01/30	BBB–	430,858
4,330	Pacific Gas and Electric Co			4.500%	7/01/40	BBB–	4,735,640
13,109	Total Electric Utilities						10,984,745

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

745	Bausch Health Cos Inc, 144A			6.125%	4/15/25	B	763,297
1,725	Nabors Industries Ltd, 144A			7.250%	1/15/26	B–	1,398,199
2,470	Total Energy Equipment & Services						2,161,496

	Entertainment – 0.4% (0.2% of Total Investments)

1,415	AMC Entertainment Holdings Inc, 144A			10.500%	4/15/25	CCC	1,447,722

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Equity Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

$2,700	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	$2,898,329

	Gas Utilities – 0.8% (0.5% of Total Investments)

2,830	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	3,151,913

	Health Care Providers & Services – 1.4% (0.9% of Total Investments)

830	AHP Health Partners Inc, 144A	9.750%	7/15/26	CCC+	908,850
855	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	919,125
225	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	245,812
120	HCA Inc	5.375%	2/01/25	BB	134,729
295	Tenet Healthcare Corp	4.625%	7/15/24	BB–	300,251
1,060	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,116,609
1,940	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	2,026,301
5,325	Total Health Care Providers & Services				5,651,677

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

400	Carnival Corp, 144A	11.500%	4/01/23	Ba2	453,836

	Household Durables – 0.1% (0.0% of Total Investments)

205	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	209,100

	Media – 2.1% (1.3% of Total Investments)

1,888	AMC Entertainment Holdings Inc, 144A, (cash 10.000%, PIK 12.000%)	12.000%	6/15/26	D	1,378,470
2,100	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	2,210,250
2	iHeartCommunications Inc	6.375%	5/01/26	B+	2,236
1,127	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,201,548
2,465	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	2,556,106
420	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	30,572
1,110	Univision Communications Inc, 144A	9.500%	5/01/25	B	1,212,675
9,112	Total Media				8,591,857

	Metals & Mining – 0.2% (0.1% of Total Investments)

855	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	922,271

	Oil, Gas & Consumable Fuels – 1.3% (0.8% of Total Investments)

330	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	10.000%	4/01/22	B	336,600
2,935	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	2,817,600
400	CITGO Petroleum Corp, 144A	6.250%	8/15/22	BB	399,040
1,040	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	1,054,092
540	MEG Energy Corp, 144A	7.000%	3/31/24	B–	547,398
5,245	Total Oil, Gas & Consumable Fuels				5,154,730

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

733	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	744,911
461	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	526,692
582	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	487,629
230	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	248,014
2,006	Total Pharmaceuticals				2,007,246

	Specialty Retail – 0.0% (0.0% of Total Investments)

200	PetSmart Inc / PetSmart Finance Corp, (WI/DD), 144A	7.750%	2/15/29	CCC+	200,000

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

795	Intelsat Connect Finance SA, 144A, (6)	9.500%	2/15/23	N/R	198,750
58,892	Total Corporate Bonds (cost $55,868,607)				56,748,582

Shares	Description (1)	Value

	COMMON STOCKS – 3.6% (2.3% of Total Investments)

	Banks – 0.1% (0.0% of Total Investments)

21,193	iQor US Inc, (8), (9)	$247,704

	Communications Equipment – 0.0% (0.0% of Total Investments)

5,616	Windstream Services LLC, (8), (9)	73,474

	Construction & Engineering – 0.0% (0.0% of Total Investments)

2,758	TNT Crane & Rigging Inc, (5), (9)	3
1,556	TNT Crane & Rigging Inc, (8), (9)	26,452
	Total Construction & Engineering	26,455

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

16,910	Cengage Learning Holdings II Inc, (8), (9)	166,986

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

16,271	Windstream Services LLC, (8), (9)	203,388

	Electric Utilities – 0.4% (0.3% of Total Investments)

64,338	Energy Harbor Corp, (8), (9), (10)	1,756,427

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

63,862	Transocean Ltd, (9)	214,577
7,266	Vantage Drilling International, (8), (9)	1,453
	Total Energy Equipment & Services	216,030

	Entertainment – 0.6% (0.4% of Total Investments)

23,363	Metro-Goldwyn-Mayer Inc, (8), (9)	2,289,574

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

50,560	Millennium Health LLC, (5), (9)	53,846
47,462	Millennium Health LLC, (5), (9)	48,174
	Total Health Care Providers & Services	102,020

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

83,129	24 Hour Fitness Worldwide Inc, (5)	83
174,788	24 Hour Fitness Worldwide Inc, (8), (9)	305,879
	Total Hotels, Restaurants & Leisure	305,962

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

12,030	Catalina Marketing Corp, (8), (9)	12,030

	Marine – 0.0% (0.0% of Total Investments)

573	ACBL HLDG CORP, (8), (9)	14,039

	Media – 0.4% (0.3% of Total Investments)

640,661	Clear Channel Outdoor Holdings Inc, (9)	1,274,915
38,466	Cumulus Media Inc, (9)	333,885
1,318,561	Hibu plc, (8), (9)	152,953
36,087	Tribune Co, (5), (9)	36
	Total Media	1,761,789

	Oil, Gas & Consumable Fuels – 1.4% (0.9% of Total Investments)

159,050	California Resources Corp, (9)	3,672,464
76,755	California Resources Corp, (5), (9)	1,558,050
21,791	Whiting Petroleum Corp, (9)	443,229
	Total Oil, Gas & Consumable Fuels	5,673,743

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

15,310	Advanz Pharma Corp Ltd, (9)	250,625

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)				Value

	Software – 0.4% (0.3% of Total Investments)

9,254	SkillSoft Corp, (8), (9)				$1,573,180
457	SkillSoft Corp, (8), (9)				86,830
672	SkillSoft Corp, (5), (9)				1
1,344	SkillSoft Corp, (5), (9)				1
	Total Software				1,660,012
	Total Common Stocks (cost $29,052,571)				14,760,258

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% ( 0.4% of Total Investments)

$800	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	6.501%	7/15/30	Ba3	$800,106
400	Flatiron CLO 19 Ltd, 144A, (3-Month LIBOR reference rate + 7.200% spread), (11)	7.421%	11/16/32	BB–	401,758
750	Gilbert Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	6.641%	10/15/30	Ba3	750,082
400	Neuberger Berman Loan Advisers CLO 28 Ltd, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	0.000%	4/20/30	BB–	388,131
2,350	Total Asset-Backed Securities (cost $2,326,021)				2,340,077

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corp, (8)				$48,810

	Marine – 0.1% (0.1% of Total Investments)

603	ACBL HLDG CORP, (8)				14,774
2,243	ACBL HLDG CORP, (8)				66,168
1,706	ACBL HLDG CORP, (8)				58,004
4,486	ACBL HLDG CORP, (8)				132,337
3,412	ACBL HLDG CORP, (8)				116,008
	Total Marine				387,291

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

314	California Resources Corp				1,234

	Entertainment – 0.0% (0.0% of Total Investments)

138,768	Cineworld Warrant, (8)				49,540
	Total Warrants (cost $1,597,504)				486,875

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)

	Marine – 0.0% (0.0% of Total Investments)

2,133	ACBL HLDG CORP, (8), (9)	0.000%		N/R	$62,923
2,428	ACBL HLDG CORP, (8), (9)	0.000%		N/R	82,552
	Total Marine				145,475
	Total Convertible Preferred Securities (cost $129,512)				145,475

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

13,466	Fieldwood Energy Inc, (8), (9)				$—
2,721	Fieldwood Energy Inc, (8), (9)				—
	Total Oil, Gas & Consumable Fuels				—
	Total Common Stock Rights (cost $384,387)				—
	Total Long-Term Investments (cost $636,411,927)				613,467,262

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.1% (5.7% of Total Investments)

	INVESTMENT COMPANIES – 9.1% (5.7% of Total Investments)

37,170,818	BlackRock Liquidity Funds T-Fund Portfolio, (12)	0.030% (13)	$37,170,818
	Total Short-Term Investments (cost $37,170,818)		37,170,818
	Total Investments (cost $673,582,745) – 158.8%		650,638,080
	Borrowings – (36.5)% (14), (15)		(149,400,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (18.2)% (16)		(74,546,126)
	Other Assets Less Liabilities – (4.1)%		(16,935,531)
	Net Assets Applicable to Common Shares – 100%		$409,756,423

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass -Through Trust.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 23.0%.

(15)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.5%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG–TERM INVESTMENTS – 149.8% (93.9% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 132.1% (82.8% of Total Investments) (2)

	Aerospace & Defense – 1.8% (1.1% of Total Investments)

$360	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	2.880%	1-Month LIBOR	2.750%	10/05/24	B	$356,316
210	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	202,753
113	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	109,007
1,835	Transdigm, Inc., Term Loan F	2.371%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,807,692
249	Transdigm, Inc., Term Loan G	2.371%	1-Month LIBOR	2.250%	8/22/24	Ba3	244,935
2,767	Total Aerospace & Defense						2,720,703

	Air Freight & Logistics – 0.5% (0.3% of Total Investments)

86	PAE Holding Corp, Delayed Draw	5.250%	3-Month LIBOR	4.500%	10/19/27	B	86,580
722	XPO Logistics, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/24/25	BBB–	723,209
808	Total Air Freight & Logistics						809,789

	Airlines – 1.8% (1.1% of Total Investments)

407	American Airlines, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	4/28/23	Ba3	379,540
770	American Airlines, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	1/29/27	Ba3	704,859
181	American Airlines, Inc., Term Loan B	2.127%	1-Month LIBOR	2.000%	12/14/23	Ba3	169,234
700	Delta Air Lines SkyMiles, Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	735,133
740	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	714,081
2,798	Total Airlines						2,702,847

	Auto Components – 2.1% (1.3% of Total Investments)

25	Adient Global Holdings, Initial Term Loan	4.463%	3-Month LIBOR	4.250%	5/06/24	Ba3	25,267
74	Adient Global Holdings, Initial Term Loan	4.371%	1-Month LIBOR	4.250%	5/06/24	Ba3	74,287
829	DexKo Global, Inc., Term Loan B	4.500%	3-Month LIBOR	3.500%	7/24/24	B1	831,867
419	Dun & Bradstreet Corp., Initial Term Loan	3.878%	1-Month LIBOR	3.750%	2/06/26	N/R	420,441
970	Johnson Controls Inc., Term Loan B	3.621%	1-Month LIBOR	3.500%	4/30/26	B1	971,461
500	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	502,815
449	Superior Industries International, Inc., Term Loan B	4.121%	1-Month LIBOR	4.000%	5/23/24	B1	446,548
3,266	Total Auto Components						3,272,686

	Banks – 0.1% (0.1% of Total Investments)

131	iQor US, Inc., Exit Priority Term Loan	8.500%	3-Month LIBOR	7.500%	9/15/27	N/R	129,858

	Beverages – 0.6% (0.4% of Total Investments)

410	Arterra Wines Canada, Inc., Incremental Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	413,331
533	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	534,117
943	Total Beverages						947,448

	Biotechnology – 0.9% (0.6% of Total Investments)

907	Grifols, Inc., Term Loan B, First Lien	2.092%	1-Week LIBOR	2.000%	11/15/27	Ba2	906,996
450	KIK Custom, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	450,320
1,357	Total Biotechnology						1,357,316

	Building Products – 1.3% (0.8% of Total Investments)

69	LBM Acquisition LLC, Delayed Draw Term Loan, (WI/DD), (6)	TBD	TBD	TBD	TBD	B+	69,324
311	LBM Acquisition LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	311,959
318	Ply Gem Industries, Inc., Term Loan B	3.876%	1-Month LIBOR	3.750%	4/12/25	B+	319,405
100	Potters Industries, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	100,375
1,133	Quikrete Holdings, Inc., Term Loan B	2.621%	1-Month LIBOR	2.500%	1/31/27	BB–	1,132,216
1,931	Total Building Products						1,933,279

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 2.1% (1.3% of Total Investments)

$165	RPI Finance Trust, Term Loan B1	1.871%	1-Month LIBOR	1.750%	2/11/27	BBB–	$165,670
2,305	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	2,307,846
795	Sequa Corporation, Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	711,648
3,265	Total Capital Markets						3,185,164

	Chemicals – 0.9% (0.6% of Total Investments)

415	Ineos US Finance LLC, Term Loan	2.121%	1-Month LIBOR	2.000%	3/31/24	BBB–	413,081
325	INEOS US Petrochem LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	326,693
249	Lummus Technology, Term Loan	4.121%	1-Month LIBOR	4.000%	6/30/27	B+	250,545
247	PQ Corporation, Incremental Term Loan B	4.000%	3-Month LIBOR	3.000%	2/07/27	BB–	248,394
215	Unifrax Holdings, Term Loan, First Lien	4.004%	3-Month LIBOR	3.750%	12/14/25	CCC+	207,483
1,451	Total Chemicals						1,446,196

	Commercial Services & Supplies – 5.0% (3.1% of Total Investments)

250	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	251,875
358	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	354,500
2,878	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	2,864,672
289	Garda World Security Corp, Term Loan B, First Lien	4.990%	1-Month LIBOR	4.750%	10/30/26	BB+	290,041
652	GFL Environmental, Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	656,208
130	Harland Clarke Holdings Corporation, Term Loan B7	5.750%	3-Month LIBOR	4.750%	11/03/23	CCC+	117,502
349	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/20/25	N/R	334,475
277	KAR Auction Services, Inc., Term Loan B6	2.438%	1-Month LIBOR	2.250%	9/19/26	Ba3	275,798
423	PAE Holding Corp, New Term Loan B	5.250%	3-Month LIBOR	4.500%	10/19/27	B	427,125
67	Pitney Bowes Inc., Term Loan B	5.650%	3-Month LIBOR	5.500%	1/07/25	BBB–	67,129
424	Robertshaw US Holding Corp., Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	408,217
106	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	106,463
1,181	Travelport LLC, Priority Debt Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B+	1,174,482
1	West Corporation, Incremental Term Loan B1	4.500%	1-Month LIBOR	3.500%	10/10/24	BB+	820
325	West Corporation, Incremental Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	319,143
7,710	Total Commercial Services & Supplies						7,648,450

	Communications Equipment – 1.9% (1.2% of Total Investments)

137	Avaya, Inc., Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/24	BB–	137,008
861	CommScope, Inc., Term Loan B	3.371%	1-Month LIBOR	3.250%	4/04/26	Ba3	861,721
661	Mitel US Holdings, Inc., Term Loan, First Lien	4.640%	1-Month LIBOR	4.500%	11/30/25	B–	620,064
563	Plantronics, Term Loan B	2.621%	1-Month LIBOR	2.500%	7/02/25	Ba2	558,222
734	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	717,945
2	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	1,799
67	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	66,734
3,025	Total Communications Equipment						2,963,493

	Construction & Engineering – 1.0% (0.6% of Total Investments)

149	Pike Corp, Term Loan B	4.091%	1-Month LIBOR	3.970%	7/24/26	Ba3	148,957
84	Pike Corporation, Term Loan B	3.130%	1-Month LIBOR	3.000%	1/21/28	Ba3	84,677
64	Pike Corporation, Term Loan B, (WI/DD), (6)	TBD	TBD	TBD	TBD	Ba3	64,272
1,250	Traverse Midstream Partners, Term Loan B	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,233,870
1,547	Total Construction & Engineering						1,531,776

	Consumer Finance – 0.5% (0.3% of Total Investments)

726	Verscend Technologies, Tern Loan B	4.621%	1-Month LIBOR	4.500%	8/27/25	B+	728,212

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging – 1.9% (1.2% of Total Investments)

$739	Berry Global, Inc., Term Loan Y	2.133%	1-Month LIBOR	2.000%	7/01/26	BBB–	$738,610
425	Charter NEX US, Inc., Initial Term Loan, First Lien	5.000%	1-Month LIBOR	4.250%	12/01/27	B	428,585
759	Reynolds Group Holdings, Inc., Term Loan, First Lien	1.871%	1-Month LIBOR	1.750%	2/04/27	BBB–	762,364
450	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/16/26	B+	451,125
478	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	475,190
107	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	106,884
2,958	Total Containers & Packaging						2,962,758

	Distributors – 0.5% (0.3% of Total Investments)

210	Insurance Auto Actions Inc., Term Loan	2.375%	1-Month LIBOR	2.250%	6/28/26	BB+	209,739
570	SRS Distribution, Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/24/25	B	568,356
780	Total Distributors						778,095

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

1,250	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	3-Month LIBOR	4.250%	6/07/23	B2	1,205,963

	Diversified Financial Services – 1.3% (0.8% of Total Investments)

419	Blackstone CQP, Term Loan	3.736%	3-Month LIBOR	3.500%	9/30/24	B+	419,224
990	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	N/R	320,565
334	Lions Gate Entertainment Corp., Term Loan B	2.371%	1-Month LIBOR	2.250%	3/24/25	Ba2	332,387
219	Orion Advisor Solutions, Term Loan, First Lien	5.000%	3-Month LIBOR	4.000%	9/24/27	BB–	220,767
405	Sabre, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	12/17/27	Ba3	409,811
368	Sotheby’s, Term Loan B	4.500%	3-Month LIBOR	3.500%	1/15/27	N/R	370,846
2,735	Total Diversified Financial Services						2,073,600

	Diversified Telecommunication Services – 4.0% (2.5% of Total Investments)

377	Altice France S.A., Term Loan B12	3.814%	1-Month LIBOR	3.688%	1/31/26	B	376,736
2,602	CenturyLink, Inc, Term Loan B	2.371%	1-Month LIBOR	2.250%	3/15/27	BB+	2,598,782
1,189	Frontier Communications Corporation, DIP Term Loan, (5)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	1,191,432
195	Intelsat Jackson Holdings, S.A., Term Loan B4, (5)	8.750%	Prime	5.500%	1/02/24	N/R	198,219
312	Intelsat Jackson Holdings, S.A., Term Loan B5, (5)	8.625%	N/A	N/A	1/02/24	N/R	317,852
1,361	Numericable Group S.A., Term Loan B13	4.127%	1-Month LIBOR	4.000%	8/14/26	B	1,363,723
98	Zayo Group LLC, Initial Dollar Term Loan	3.121%	1-Month LIBOR	3.000%	3/09/27	B1	97,558
6,134	Total Diversified Telecommunication Services						6,144,302

	Electric Utilities – 0.8% (0.5% of Total Investments)

375	ExGen Renewables, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	12/11/27	BB–	378,000
249	Pacific Gas & Electric, Term Loan, First Lien	6.750%	Prime	3.500%	6/23/25	BB	251,642
571	Vistra Operations Co., Term Loan B3	1.875%	1-Month LIBOR	1.750%	12/31/25	Baa3	572,359
1,195	Total Electric Utilities						1,202,001

	Electrical Equipment – 0.8% (0.5% of Total Investments)

721	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	717,867
496	Vertiv Co.,Term Loan B	3.144%	1-Month LIBOR	3.000%	3/02/27	B+	497,712
1,217	Total Electrical Equipment						1,215,579

	Electronic Equipment, Instruments & Components – 0.3% (0.2% of Total Investments)

405	BCP Renaissance Parent, Term Loan B	2.638%	1-Month LIBOR	2.500%	9/28/24	BB+	405,705

	Entertainment – 2.5% (1.5% of Total Investments)

466	AMC Entertainment, Inc., Term Loan B, (DD1)	5.250%	Prime	2.000%	4/22/26	CCC	390,396
116	Cineworld Group PLC, Second Amendment Dollar, Term Loan	3.019%	6-Month LIBOR	2.750%	9/20/26	CCC	91,339
1,137	Cineworld Group PLC, Term Loan B, (DD1)	3.135%	3-Month LIBOR	2.500%	2/28/25	CCC	903,255
675	IMG Worldwide, Inc., Term Loan B	2.880%	1-Month LIBOR	2.750%	5/16/25	B3	631,951
881	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.630%	1-Month LIBOR	2.500%	7/03/25	BB–	880,585

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Entertainment (continued)

$400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	$401,502
498	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	500,000
4,173	Total Entertainment						3,799,028

	Equity Real Estate Investment Trust – 0.4% (0.2% of Total Investments)

585	Realogy Group LLC, Term Loan A	2.121%	1-Month LIBOR	2.000%	2/08/23	BB	583,721

	Food & Staples Retailing – 1.6% (1.0% of Total Investments)

454	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	459,768
80	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.126%	1-Month LIBOR	2.000%	2/03/24	BB+	80,554
1,974	US Foods, Inc., New Term Loan	1.871%	1-Month LIBOR	1.750%	6/27/23	BB–	1,960,484
2,508	Total Food & Staples Retailing						2,500,806

	Food Products – 0.5% (0.3% of Total Investments)

540	American Seafoods Group LLC, Term Loan B	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	542,028
4	American Seafoods Group LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	3,623
149	Froneri Lux FinCo SARL, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	1/31/27	B1	148,743
693	Total Food Products						694,394

	Health Care Equipment & Supplies – 1.2% (0.8% of Total Investments)

496	Greatbatch Ltd., New Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	496,818
276	LifeScan, Term Loan B	6.238%	3-Month LIBOR	6.000%	10/01/24	B	266,596
533	MedPlast, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/02/25	B3	521,843
711	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	623,163
2,016	Total Health Care Equipment & Supplies						1,908,420

	Health Care Providers & Services – 9.5% (6.0% of Total Investments)

180	AccentCare, Incremental Term Loan B	5.500%	3-Month LIBOR	5.000%	6/20/26	B2	180,900
1,000	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	1,003,375
417	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	404,339
483	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	486,225
489	Aspen Dental, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/23/27	N/R	489,000
928	Brightspring Health, Term Loan B	3.380%	1-Month LIBOR	3.250%	3/05/26	N/R	927,183
491	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/17/26	BBB–	493,706
291	Civitas Solutions, Term Loan B	4.397%	1-Month LIBOR	4.250%	3/08/26	B	291,646
13	Civitas Solutions, Term Loan C	4.397%	1-Month LIBOR	4.250%	3/08/26	B	13,346
200	DaVita, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/12/26	BBB–	199,658
458	Envision Healthcare Corporation, Initial Term Loan	3.871%	1-Month LIBOR	3.750%	10/10/25	Caa1	391,888
67	HCA, Inc., Term Loan B13	1.871%	1-Month LIBOR	1.750%	3/18/26	BBB–	67,091
462	Heartland Dental Care, Inc., Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	4/30/25	B3	453,770
771	InnovaCare, Initial Term Loan	6.750%	3-Month LIBOR	5.750%	12/26/26	B+	772,311
561	Jordan Health, Initial Term Loan, First Lien	5.220%	3-Month LIBOR	5.000%	5/15/25	Caa1	515,204
1,330	Kindred at Home Hospice, Term Loan B, First Lien	3.375%	1-Month LIBOR	3.250%	7/02/25	B1	1,332,733
1,706	Lifepoint Health, Inc., New Term Loan B	3.871%	1-Month LIBOR	3.750%	11/16/25	B1	1,706,813
103	Quorum Health Corp, Term Loan, (5)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	104,321
1,955	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	1,947,938
1,255	Surgery Center Holdings Inc., Initial Term Loan	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	1,249,172
1,127	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,055,731
500	US Radiology Specialists, Inc., Term Loan B	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	504,375
14,787	Total Health Care Providers & Services						14,590,725

	Health Care Technology – 2.8% (1.7% of Total Investments)

1,213	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	1,215,320
1,400	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	5/05/23	N/R	1,398,353
897	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	816,187
842	Zelis, Term Loan B	4.871%	1-Month LIBOR	4.750%	9/30/26	B	843,604
4,352	Total Health Care Technology						4,273,464

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 14.1% (8.9% of Total Investments)

$230	24 Hour Fitness Worldwide, Inc., Exit Term Loan	5.240%	3-Month LIBOR	5.000%	6/17/21	N/R	$205,621
200	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B	201,118
216	Boyd Gaming Corporation, Refinancing Term Loan B	2.342%	1-Week LIBOR	2.250%	9/15/23	BB–	216,136
2,153	Burger King Corporation, Term Loan B4	1.871%	1-Month LIBOR	1.750%	11/19/26	BB+	2,141,897
374	Caesars Resort Collection, Term Loan	4.621%	1-Month LIBOR	4.500%	7/20/25	B+	374,510
3,834	Caesars Resort Collection, Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	12/22/24	B+	3,775,550
274	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	Ba2	282,817
158	Cineworld Group PLC, Priority Term Loan, (DD1), (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	197,229
1,596	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	1,578,313
1,160	ClubCorp Operations, Inc., Term Loan B	3.004%	3-Month LIBOR	2.750%	9/18/24	B–	1,080,394
1,440	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	1,285,393
1,109	Golden Nugget LLC, Initial Term Loan B, (DD1)	3.250%	2-Month LIBOR	2.500%	10/04/23	B	1,089,324
127	Hilton Hotels, Term Loan B2	1.880%	1-Month LIBOR	1.750%	6/21/26	BBB–	126,663
1,175	IRB Holding Corp., Term Loan B	4.250%	3-Month LIBOR	3.250%	12/15/27	B	1,180,769
1,300	Life Time Fitness, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	1,285,999
439	PCI Gaming, Term Loan B	2.621%	1-Month LIBOR	2.500%	5/31/26	BBB–	438,219
878	Penn National Gaming, Inc., Term Loan B	3.000%	1-Month LIBOR	2.250%	10/15/25	BB–	876,045
2,234	Scientific Games Corp., Initial Term Loan B5	2.871%	1-Month LIBOR	2.750%	8/14/24	B+	2,199,669
235	Seaworld Parks and Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	231,085
1,176	Stars Group Holdings, Term Loan B	3.754%	3-Month LIBOR	3.500%	7/10/25	BBB–	1,181,420
1,460	Station Casinos LLC, Term Loan B	2.500%	1-Month LIBOR	2.250%	2/08/27	BB–	1,441,090
350	Zaxby’s Operating Co LP, Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	12/28/27	B	353,227
22,118	Total Hotels, Restaurants & Leisure						21,742,488

	Household Durables – 0.4% (0.3% of Total Investments)

239	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	238,873
47	Serta Simmons Holdings LLC, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	48,134
216	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	200,600
175	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	175,831
677	Total Household Durables						663,438

	Household Products – 0.2% (0.2% of Total Investments)

367	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	2/05/23	B+	368,098

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

2	Education Adisory Board, Term Loan, First Lien	4.750%	2-Month LIBOR	3.750%	9/29/24	B2	1,876
727	Education Adisory Board, Term Loan, First Lien	4.750%	6-Month LIBOR	3.750%	9/29/24	B2	728,046
729	Total Industrial Conglomerates						729,922

	Insurance – 2.0% (1.2% of Total Investments)

880	Acrisure LLC, Term Loan B	3.621%	1-Month LIBOR	3.500%	2/15/27	B	877,539
638	Acrisure LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	631,660
352	Asurion LLC, New Term Loan B8	3.371%	1-Month LIBOR	3.250%	12/23/26	Ba3	350,667
3	Hub International Holdings, Inc., Term Loan B	2.910%	2-Month LIBOR	2.750%	4/25/25	B	2,517
986	Hub International Holdings, Inc., Term Loan B	2.965%	3-Month LIBOR	2.750%	4/25/25	B	979,161
174	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	175,218
3,033	Total Insurance						3,016,762

	Interactive Media & Services – 3.4% (2.2% of Total Investments)

1,025	Ancestry.com, Initial Term Loan	4.500%	1-Month LIBOR	4.000%	12/06/27	B1	1,031,222
3,287	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	3,291,734
977	WeddingWire, Inc., Term Loan	4.712%	3-Month LIBOR	4.500%	12/21/25	B+	962,226
3	WeddingWire, Inc., Term Loan	4.659%	2-Month LIBOR	4.500%	12/21/25	B+	2,461
5,292	Total Interactive Media & Services						5,287,643

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet & Direct Marketing Retail – 0.5% (0.3% of Total Investments)

$750	1–800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	$755,224

	Internet Software & Services – 2.0% (1.3% of Total Investments)

1,384	Epicor Software Corporation, Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	7/31/27	B2	1,393,289
1,715	Greeneden U.S. Holdings II LLC, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	1,723,243
3,099	Total Internet Software & Services						3,116,532

	IT Services – 5.3% (3.3% of Total Investments)

386	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	366,425
389	GTT Communications, Inc., Term Loan, First Lien, (5)	3.000%	3-Month LIBOR	2.750%	5/31/25	CCC	311,717
484	KBR, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	2/07/27	Ba1	484,449
210	Neustar, Inc., Term Loan B4, First Lien	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	205,866
1,241	Sabre, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,227,391
1,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	983,333
1,471	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,346,541
849	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	850,293
4	West Corporation, Term Loan B	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	4,225
1,659	West Corporation, Term Loan B	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	1,635,254
716	WEX, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	5/17/26	Ba2	717,507
8,909	Total IT Services						8,133,001

	Life Sciences Tools & Services – 3.7% (2.3% of Total Investments)

1,423	Parexel International Corp., Term Loan B	2.807%	1-Month LIBOR	2.750%	9/27/24	B1	1,423,880
4,293	PPD, Inc., Term Loan B	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	4,317,171
5,716	Total Life Sciences Tools & Services						5,741,051

	Machinery – 1.9% (1.2% of Total Investments)

750	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	753,593
688	Gardner Denver, Inc., Extended Term Loan B	1.871%	1-Month LIBOR	1.750%	2/28/27	Ba2	685,644
77	Gardner Denver, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	1/31/27	BB+	77,336
503	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	503,782
22	NN, Inc., Extended 2017 Incremental Term Loan	5.871%	1-Month LIBOR	5.750%	10/19/22	B+	21,685
47	NN, Inc., Term Loan	6.500%	1-Month LIBOR	5.750%	10/19/22	B+	46,611
748	Thyssenkrupp Elevator, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	756,126
2,835	Total Machinery						2,844,777

	Marine – 0.3% (0.2% of Total Investments)

962	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	536,090

	Media – 13.9% (8.7% of Total Investments)

66	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	53,392
107	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	1-Month LIBOR	1.000%	8/15/23	N/R	31,618
103	CBS Radio, Inc., Term Loan B2	2.623%	Prime	1.500%	11/17/24	BB–	101,518
219	Cequel Communications LLC, Term Loan B	2.377%	1-Month LIBOR	2.250%	1/15/26	BB	217,995
6	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.659%	2-Month LIBOR	3.500%	8/21/26	B1	5,626
2,266	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.712%	3-Month LIBOR	3.500%	8/21/26	B1	2,216,362
716	CSC Holdings LLC, Refinancing Term Loan	2.377%	1-Month LIBOR	2.250%	7/17/25	BB	712,740
1,516	CSC Holdings, LLC, Term Loan B5	2.627%	1-Month LIBOR	2.500%	4/15/27	Ba3	1,511,425
149	Cumulus Media, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	149,258
491	EW Scripps, Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	489,822
415	Gray Television, Inc., Term Loan B2	2.394%	1-Month LIBOR	2.250%	2/07/24	BB+	413,523
237	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	233,514
1,443	iHeartCommunications Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/01/26	B+	1,427,953
868	Inmarsat Finance, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	12/11/26	N/R	872,002
868	Intelsat Jackson Holdings, S.A., DIP Term Loan, (5)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	884,402
2,437	Intelsat Jackson Holdings, S.A., Term Loan B, (5)	8.000%	Prime	4.750%	11/27/23	N/R	2,473,351

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$402	LCPR Loan Financing LLC, Term Loan B	5.127%	1-Month LIBOR	5.000%	10/15/26	BB–	$406,480
2,543	MCGRAW HILL LLC, Term Loan B, First Lien	4.987%	3-Month LIBOR	4.750%	11/01/24	BB	2,508,947
199	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	203,167
939	Meredith Corporation, Term Loan B2	2.621%	1-Month LIBOR	2.500%	1/31/25	BB–	933,960
518	Nexstar Broadcasting, Inc., Term Loan B	2.894%	1-Month LIBOR	2.750%	9/19/26	BB	518,869
987	Nexstar Broadcasting, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	1/17/24	BB	986,863
104	Red Ventures, Term Loan B	2.621%	1-Month LIBOR	2.500%	11/08/24	BB	103,339
522	Sinclair Television Group, Term Loan B2	2.380%	1-Month LIBOR	2.250%	1/03/24	Ba2	519,727
346	Sinclair Television Group, Term Loan B2	2.630%	1-Month LIBOR	2.500%	9/30/26	Ba2	344,763
745	Virgin Media Bristol LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	BB–	747,328
1,218	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	1,219,147
1,097	Ziggo B.V., Term Loan	2.627%	1-Month LIBOR	2.500%	4/30/28	BB	1,092,184
21,527	Total Media						21,379,275

	Multiline Retail – 0.8% (0.5% of Total Investments)

1,396	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	614,187
608	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	607,875
2,004	Total Multiline Retail						1,222,062

	Oil, Gas & Consumable Fuels – 2.2% (1.4% of Total Investments)

719	BCP Renaissance Parent, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	705,653
844	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	844,971
44	Fieldwood Energy LLC, DIP Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	45,288
399	Fieldwood Energy LLC, DIP Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	407,597
3,112	Fieldwood Energy LLC, Exit Term Loan, (DD1), (5)	9.750%	1-Month LIBOR	8.750%	4/11/22	N/R	807,884
1,811	Fieldwood Energy LLC, Exit Term Loan, second Lien, (5)	0.000%	N/A	N/A	4/11/23	N/R	2,264
592	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	460,483
151	Peabody Energy Corporation, Term Loan B	2.871%	1-Month LIBOR	2.750%	3/31/25	Caa1	78,156
7,672	Total Oil, Gas & Consumable Fuels						3,352,296

	Paper & Forest Products – 0.5% (0.3% of Total Investments)

708	Asplundh, Term Loan B	2.621%	1-Month LIBOR	2.500%	9/04/27	BBB–	711,175

	Personal Products – 1.1% (0.7% of Total Investments)

492	Coty, Inc., Term Loan A	1.882%	1-Month LIBOR	1.750%	4/05/23	B	469,014
82	Coty, Inc., Term Loan B	2.382%	1-Month LIBOR	2.250%	4/05/25	B	77,358
9	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (7)	4.250%	2-Month LIBOR	3.500%	9/07/23	CC	4,743
2,160	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1), (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	1,137,324
2,743	Total Personal Products						1,688,439

	Pharmaceuticals – 5.1% (3.2% of Total Investments)

1,645	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Week LIBOR	5.500%	9/06/24	B–	1,644,551
322	Elanco Animal Health, Term Loan B	1.894%	1-Month LIBOR	1.750%	8/01/27	Baa3	321,120
1,331	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	1,324,549
1,122	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1), (5)	5.500%	6-Month LIBOR	4.750%	9/24/24	D	1,060,172
373	Mallinckrodt International Finance S.A., Term Loan, First Lien, (5)	5.750%	3-Month LIBOR	5.000%	2/24/25	D	352,082
500	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	502,190
839	Valeant Pharmaceuticals International, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	11/27/25	BB	839,219
1,811	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.121%	1-Month LIBOR	3.000%	6/02/25	BB	1,814,564
7,943	Total Pharmaceuticals						7,858,447

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services – 1.4% (0.9% of Total Investments)

$968	Ceridian HCM Holding, Inc., Term Loan B	2.592%	1-Week LIBOR	2.500%	4/30/25	B+	$967,893
322	Creative Artists Agency, LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	11/26/26	B	320,181
818	Nielsen Finance LLC, Term Loan B4	2.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	817,734
2,108	Total Professional Services						2,105,808

	Real Estate Management & Development – 1.5% (1.0% of Total Investments)

1,345	GGP, Initial Term Loan A2	3.121%	1-Month LIBOR	3.000%	8/24/23	BB+	1,320,278
1,000	TNT Crane and Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,046,665
2,345	Total Real Estate Management & Development						2,366,943

	Road & Rail – 3.4% (2.1% of Total Investments)

373	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	373,134
992	Genesee & Wyoming Inc., Term Loan, First Lien	2.254%	3-Month LIBOR	2.000%	12/30/26	BB+	993,120
430	Hertz Corporation, Term Loan, (WI/DD), (5), (6)	TBD	TBD	TBD	TBD	N/R	424,625
1,119	Hertz Corporation, Term Loan B1, (DD1), (5)	3.500%	1-Month LIBOR	2.750%	6/30/23	N/R	1,106,964
1,208	Hertz Corporation, The DIP Term Loan, (DD1), (6)	3.750%	1-Month LIBOR	3.750%	12/31/21	N/R	1,238,802
212	Hertz Corporation, The DIP Term Loan, (DD1), (6)	8.250%	1-Month LIBOR	7.250%	12/31/21	N/R	217,314
881	Quality Distribution, Incremental Term Loan, First Lien	6.500%	3-Month LIBOR	5.500%	8/18/22	B–	879,441
28	Savage Enterprises LLC, Term Loan B	3.130%	1-Month LIBOR	3.000%	8/01/25	BB	27,827
5,243	Total Road & Rail						5,261,227

	Semiconductors & Semiconductor Equipment – 1.1% (0.7% of Total Investments)

438	Cabot Microelectronics, Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	N/R	439,453
1,046	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	617,292
705	ON Semiconductor Corporation, New Replacement Term Loan B4	2.121%	1-Month LIBOR	2.000%	9/19/26	BB+	707,123
2,189	Total Semiconductors & Semiconductor Equipment						1,763,868

	Software – 11.1% (7.0% of Total Investments)

444	Autodata Solutions, Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	5/30/26	BB–	444,191
839	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	838,498
414	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B–	414,615
298	BMC Software, Inc., Term Loan B	4.371%	1-Month LIBOR	4.250%	10/02/25	B2	297,802
992	DiscoverOrg LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	2/01/26	N/R	997,466
285	Dynatrace LLC, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	8/23/25	BB–	286,080
548	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	550,673
180	Globallogic Holdings, Inc., Incremental Term Loan B2	4.500%	1-Month LIBOR	3.750%	9/14/27	B	179,774
158	Greenway Health, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	149,389
1,250	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	1,257,356
1,167	Informatica LLC, Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/14/27	B1	1,166,262
755	McAfee LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	9/29/24	BB	758,140
404	Micro Focus International PLC, New Term Loan	2.871%	1-Month LIBOR	2.750%	6/21/24	BB–	401,598
2,726	Micro Focus International PLC, Term Loan B	2.871%	1-Month LIBOR	2.750%	6/21/24	BB	2,712,090
452	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	459,736
496	Misys, New Term Loan, First Lien, (DD1)	4.500%	3-Month LIBOR	3.500%	6/13/24	BB–	488,319
194	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	190,675
124	Mitchell International, Inc., Initial Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	11/29/24	B2	122,797
133	Mitchell International, Inc., Initial Term Loan, Second Lien	7.371%	1-Month LIBOR	7.250%	11/30/25	CCC	131,694
444	Perforce Software Inc., Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/01/26	B–	444,109
63	Skillsoft, Exit Term Loan	8.500%	1-Month LIBOR	7.500%	4/28/21	N/R	64,370
72	Skillsoft, First–Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	73,519
434	Skillsoft, Takeback Second–Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B–	434,066
633	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	631,387
482	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	480,788
977	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	974,135

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$257	Thomson Reuters IP & S, Term Loan B	3.121%	1-Month LIBOR	3.000%	10/31/26	B	$258,311
445	TIBCO Software, Inc., Term Loan, First Lien	3.880%	1-Month LIBOR	3.750%	7/03/26	B+	444,797
494	Ultimate Software, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	5/03/26	B1	495,913
716	Ultimate Software,Term Loan B	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	719,770
208	Xperi Holding Corp, Term Loan B	4.121%	1-Month LIBOR	4.000%	6/01/25	BB–	210,090
17,084	Total Software						17,078,410

	Specialty Retail – 2.9% (1.8% of Total Investments)

500	Academy, LTD., Term Loan, First Lien	5.750%	1-Month LIBOR	5.000%	11/06/27	B	505,000
610	Mattress Firm, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	11/25/27	B+	617,436
526	Petco Animal Supplies, Inc., Term Loan B1, (DD1)	4.250%	3-Month LIBOR	3.250%	1/26/23	B2	526,469
2,620	Petsmart Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,593,800
205	Staples, Inc., Term Loan	5.214%	3-Month LIBOR	5.000%	4/12/26	B	200,775
4,461	Total Specialty Retail						4,443,480

	Technology Hardware, Storage & Peripherals – 2.5% (1.5% of Total Investments)

929	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	937,324
667	Conduent, Inc., Term Loan A	1.871%	1-Month LIBOR	1.750%	12/07/22	BB–	642,050
995	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	997,932
391	NCR Corporation, Term Loan B	2.720%	3-Month LIBOR	2.500%	8/28/26	BB+	390,838
264	Tech Data Corporation, Asset Based Term Loan	3.621%	1-Month LIBOR	3.500%	7/01/25	BBB–	266,419
537	Western Digital, Term Loan B	1.871%	1-Month LIBOR	1.750%	4/29/23	BBB–	539,167
3,783	Total Technology Hardware, Storage & Peripherals						3,773,730

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

270	Careismatic, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	270,000

	Trading Companies & Distributors – 0.4% (0.2% of Total Investments)

197	Hayward Industries, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	8/04/24	B	196,728
387	Univar, Inc., Term Loan B	2.371%	1-Month LIBOR	2.250%	7/01/24	BB+	387,817
584	Total Trading Companies & Distributors						584,545

	Transportation Infrastructure – 0.3% (0.2% of Total Investments)

490	Atlantic Aviation FBO Inc., Term Loan	3.880%	1-Month LIBOR	3.750%	12/06/25	BB	490,767
213,154	Total Variable Rate Senior Loan Interests (cost $207,529,774)						203,001,276

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.1% (8.9% of Total Investments)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$760	Bombardier Inc, 144A			5.750%	3/15/22	B	$779,950
885	Bombardier Inc, 144A			6.000%	10/15/22	B	878,362
195	Bombardier Inc, 144A			6.125%	1/15/23	B	195,819
130	Bombardier Inc, 144A			7.500%	12/01/24	CCC	125,125
1,970	Total Aerospace & Defense						1,979,256

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components – 0.9% (0.6% of Total Investments)

$730	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	$739,125
530	Adient US LLC, 144A	9.000%	4/15/25	Ba3	592,937
1,260	Total Auto Components				1,332,062

	Chemicals – 0.2% (0.1% of Total Investments)

230	Olin Corp, 144A	9.500%	6/01/25	BB–	286,178

	Communications Equipment – 0.2% (0.1% of Total Investments)

250	CommScope Inc, 144A	8.250%	3/01/27	B–	269,235

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

375	Avaya Inc, 144A	6.125%	9/15/28	B	398,593
220	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A	7.750%	8/15/28	B	222,750
595	Total Diversified Telecommunication Services				621,343

	Electric Utilities – 2.9% (1.8% of Total Investments)

1,175	Bruce Mansfield Unit 1 2007 Pass Through Trust, (5)	6.850%	6/01/34	N/R	1,469
280	Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	298,852
178	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	191,862
1,052	Pacific Gas and Electric Co	3.150%	1/01/26	BBB–	1,123,606
935	Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	1,009,265
177	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	194,710
202	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	231,122
1,238	Pacific Gas and Electric Co	4.500%	7/01/40	BBB–	1,353,473
5,237	Total Electric Utilities				4,404,359

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

280	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	286,877
645	Nabors Industries Ltd, 144A	7.250%	1/15/26	B–	522,805
925	Total Energy Equipment & Services				809,682

	Entertainment – 0.3% (0.2% of Total Investments)

500	AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	CCC	511,562

	Equity Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

1,035	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	1,111,026

	Gas Utilities – 0.8% (0.5% of Total Investments)

1,050	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	1,169,437

	Health Care Providers & Services – 1.2% (0.8% of Total Investments)

320	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	344,000
100	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	109,250
50	HCA Inc	5.375%	2/01/25	BB	56,137
125	Tenet Healthcare Corp	4.625%	7/15/24	BB–	127,225
485	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	510,901
725	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	757,252
1,805	Total Health Care Providers & Services				1,904,765

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

160	Carnival Corp, 144A	11.500%	4/01/23	Ba2	181,534

	Household Durables – 0.0% (0.0% of Total Investments)

80	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	81,600

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media – 2.4% (1.5% of Total Investments)

$1,079	AMC Entertainment Holdings Inc, 144A, (cash 10.000%, PIK 12.000%)	12.000%	6/15/26	D	$788,024
910	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	957,775
1	iHeartCommunications Inc	6.375%	5/01/26	B+	903
396	iHeartCommunications Inc	8.375%	5/01/27	CCC+	422,254
1,075	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	1,114,732
165	Intelsat Luxembourg SA, (5)	8.125%	6/01/23	N/R	12,010
415	Univision Communications Inc, 144A	9.500%	5/01/25	B	453,388
4,041	Total Media				3,749,086

	Metals & Mining – 0.2% (0.1% of Total Investments)

320	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	345,178

	Oil, Gas & Consumable Fuels – 1.3% (0.8% of Total Investments)

125	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	10.000%	4/01/22	B	127,500
1,150	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,104,000
150	CITGO Petroleum Corp, 144A	6.250%	8/15/22	BB	149,640
385	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	390,217
210	MEG Energy Corp, 144A	7.000%	3/31/24	B–	212,877
2,020	Total Oil, Gas & Consumable Fuels				1,984,234

	Pharmaceuticals – 0.5% (0.3% of Total Investments)

310	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	315,037
181	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	206,793
228	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	191,030
90	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	97,049
809	Total Pharmaceuticals				809,909

	Specialty Retail – 0.1% (0.1% of Total Investments)

100	PetSmart Inc / PetSmart Finance Corp, (WI/DD), 144A	7.750%	2/15/29	CCC+	100,000

	Wireless Telecommunication Services – 0.1% (0.0% of Total Investments)

330	Intelsat Connect Finance SA, (5), 144A	9.500%	2/15/23	N/R	82,500
22,717	Total Corporate Bonds (cost $21,570,887)				21,732,946

Shares	Description (1)				Value

	COMMON STOCKS – 3.3% (2.1% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

12,051	iQor US Inc, (8), (9)				$140,852

	Communications Equipment – 0.0% (0.0% of Total Investments)

5,845	Windstream Services LLC, (8), (9)				76,470

	Construction & Engineering – 0.0% (0.0% of Total Investments)

1,697	TNT Crane & Rigging Inc, (7), (9)				2
957	TNT Crane & Rigging Inc, (8), (9)				16,269
	Total Construction & Engineering				16,271

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

9,343	Cengage Learning Holdings II Inc, (8), (9)				92,262

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

3,347	Windstream Services LLC, (8), (9)	$41,837

	Electric Utilities – 0.5% (0.3% of Total Investments)

25,367	Energy Harbor Corp, (8), (9), (10)	692,519

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

28,730	Transocean Ltd, (9)	96,533
3,779	Vantage Drilling International, (8), (9)	756
	Total Energy Equipment & Services	97,289

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

12,290	Millennium Health LLC, (7), (9)	13,089
11,533	Millennium Health LLC, (7), (9)	11,706
	Total Health Care Providers & Services	24,795

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

55,426	24 Hour Fitness Worldwide Inc, (7)	55
116,526	24 Hour Fitness Worldwide Inc, (8), (9)	203,921
	Total Hotels, Restaurants & Leisure	203,976

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

1,905	Catalina Marketing Corp, (8), (9)	1,905

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP, (8), (9)	10,535

	Media – 0.4% (0.3% of Total Investments)

272,893	Clear Channel Outdoor Holdings Inc, (9)	543,057
11,898	Cumulus Media Inc, (9)	103,275
	Total Media	646,332

	Oil, Gas & Consumable Fuels – 1.5% (0.9% of Total Investments)

64,088	California Resources Corp, (9)	1,479,792
30,871	California Resources Corp, (7), (9)	626,650
8,561	Whiting Petroleum Corp, (9)	174,131
	Total Oil, Gas & Consumable Fuels	2,280,573

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

2,753	Advanz Pharma Corp Ltd, (9)	45,067

	Software – 0.5% (0.3% of Total Investments)

4,065	SkillSoft Corp, (8), (9)	691,050
265	SkillSoft Corp, (8), (9)	50,350
389	SkillSoft Corp, (7), (9)	—
779	SkillSoft Corp, (7), (9)	1
	Total Software	741,401
	Total Common Stocks (cost $10,880,849)	5,112,084

Shares	Description (1)	Value

	WARRANTS – 0.2% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corp, (8)	$26,572

	Marine – 0.2% (0.1% of Total Investments)

452	ACBL HLDG CORP, (8)	11,074
1,682	ACBL HLDG CORP, (8)	49,619
1,279	ACBL HLDG CORP, (8)	43,486
3,364	ACBL HLDG CORP, (8)	99,238
2,558	ACBL HLDG CORP, (8)	86,972
	Total Marine	290,389

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp			$739

	Entertainment – 0.0% (0.0% of Total Investments)

45,953	Cineworld Warrant, (8)			16,405
	Total Warrants (cost $666,828)			334,105

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Marine – 0.1% (0.0% of Total Investments)

1,600	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$47,200

1,821	ACBL HLDG CORP, (8), (9)	0.000%	N/R	61,914
	Total Marine			109,114
	Total Convertible Preferred Securities (cost $97,141)			109,114

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

7,268	Fieldwood Energy Inc, (8), (9)			$—

1,468	Fieldwood Energy Inc, (8), (9)			—
	Total Oil, Gas & Consumable Fuels			—
	Total Common Stock Rights (cost $207,458)			—
	Total Long-Term Investments (cost $240,952,936)			230,289,525

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 9.7% (6.1% of Total Investments)

	INVESTMENT COMPANIES – 9.7% (6.1% of Total Investments)

14,908,197	BlackRock Liquidity Funds T-Fund Portfolio, (11)	0.025% (12)		$14,908,197
	Total Short-Term Investments (cost $14,908,197)			14,908,197
	Total Investments (cost $255,861,133) – 159.5%			245,197,722
	Borrowings – (9.1)% (13), (14)			(14,000,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (45.3)% (15)			(69,555,578)
	Other Assets Less Liabilities – (5.1)%			(7,952,087)
	Net Assets Applicable to Common Shares – 100%			$153,690,057

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub–classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub–classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short–term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter–Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split–rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non–income producing; issuer has not declared an ex–dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 5.7%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 28.4%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter–Bank Offered Rate

N/A	Not Applicable.

PIK

Payment–in–kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when–issued or delayed–delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when–issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 152.0% (93.9% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 127.9% (79.0% of Total Investments) (2)

	Aerospace & Defense – 1.5% (0.9% of Total Investments)

$653	Standard Aero, Term Loan B1	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	$628,884
351	Standard Aero, Term Loan B2	3.754%	3-Month LIBOR	3.500%	4/08/26	B–	338,110
11,672	Transdigm, Inc., Term Loan E	2.371%	1-Month LIBOR	2.250%	5/30/25	Ba3	11,514,293
1,995	Transdigm, Inc., Term Loan G	2.371%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,964,420
14,671	Total Aerospace & Defense						14,445,707

	Airlines – 4.6% (2.9% of Total Investments)

10,488	American Airlines, Inc., Term Loan 2025	1.878%	1-Month LIBOR	1.750%	6/27/25	Ba3	9,463,814
1,874	American Airlines, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	4/28/23	Ba3	1,748,669
3,234	American Airlines, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	1/29/27	Ba3	2,959,176
2,138	American Airlines, Inc., Term Loan B	2.127%	1-Month LIBOR	2.000%	12/14/23	Ba3	1,995,967
9,447	United Air Lines, Inc., Term Loan B	1.895%	1-Month LIBOR	1.750%	4/01/24	Ba1	9,299,431
10,350	United Air Lines, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	6/20/27	Baa3	11,057,888
7,920	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	7,645,770
45,451	Total Airlines						44,170,715

	Auto Components – 1.3% (0.8% of Total Investments)

179	Dun & Bradstreet Corp., Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	179,802
8,727	Johnson Controls Inc., Term Loan B	3.621%	1-Month LIBOR	3.500%	4/30/26	B1	8,743,148
2,500	Les Schwab Tire Centers, Term Loan B	4.250%	3-Month LIBOR	3.500%	11/02/27	B	2,514,075
1,000	Truck Hero, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,003,625
12,406	Total Auto Components						12,440,650

	Automobiles – 1.5% (0.9% of Total Investments)

14,550	Navistar, Inc., Term Loan B	3.630%	1-Month LIBOR	3.500%	11/06/24	Ba2	14,570,006

	Beverages – 1.1% (0.7% of Total Investments)

1,745	Arterra Wines Canada, Inc., Incremental Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,759,178
8,846	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	8,868,372
10,591	Total Beverages						10,627,550

	Biotechnology – 0.2% (0.1% of Total Investments)

1,540	KIK Custom, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	1,541,093

	Building Products – 2.3% (1.4% of Total Investments)

63	Advanced Drainage Systems, Term Loan B	2.438%	1-Month LIBOR	2.250%	9/24/26	Ba1	63,769
287	LBM Acquisition LLC, Delayed Draw Term Loan, (WI/DD), (6)	TBD	TBD	TBD	TBD	B+	288,243
1,293	LBM Acquisition LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,297,090
1,000	MI Windows and Doors, Inc., Initial Term Loan	4.500%	1-Month LIBOR	3.750%	12/18/27	B+	1,009,375
440	Potters Industries, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	441,650
1,000	Park River Holding, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	1,003,625
17,589	Quikrete Holdings, Inc., Term Loan B	2.621%	1-Month LIBOR	2.500%	1/31/27	BB–	17,580,954
21,672	Total Building Products						21,684,706

	Capital Markets – 0.4% (0.2% of Total Investments)

3,756	RPI Finance Trust, Term Loan B1	1.871%	1-Month LIBOR	1.750%	2/11/27	BBB–	3,777,695

	Chemicals – 1.8% (1.1% of Total Investments)

6,804	Axalta Coating Systems, Term Loan, First Lien	2.004%	3-Month LIBOR	1.750%	6/01/24	Ba1	6,791,777
5,957	Ineos US Finance LLC, Term Loan	2.121%	1-Month LIBOR	2.000%	3/31/24	BBB–	5,933,431
2,175	INEOS US Petrochem LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	2,186,332

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals (continued)

$998	Lummus Technology, Term Loan	4.121%	1-Month LIBOR	4.000%	6/30/27	B+	$1,002,178
908	Unifrax Holdings, Term Loan, First Lien	4.004%	3-Month LIBOR	3.750%	12/14/25	CCC+	878,185
16,842	Total Chemicals						16,791,903

	Commercial Services & Supplies – 4.9% (3.1% of Total Investments)

1,250	AECOM Management Services Inc., Incremental Term Loan	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	1,259,375
10,123	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	10,076,607
8,712	Garda World Security Corp, Term Loan B, First Lien	4.990%	1-Month LIBOR	4.750%	10/30/26	BB+	8,756,463
3,682	GFL Environmental, Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	3,705,990
2,894	Sabert Corporation, Initial Term Loan	5.500%	1-Month LIBOR	4.500%	12/10/26	B	2,903,527
13,819	Trans Union LLC, Term Loan B5	1.871%	1-Month LIBOR	1.750%	11/13/26	BBB–	13,819,666
6,760	Travelport LLC, Priority Debt Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B+	6,721,664
47,240	Total Commercial Services & Supplies						47,243,292

	Communications Equipment – 2.4% (1.5% of Total Investments)

3,000	Avaya, Inc., Extended Tranche Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/27	BB–	3,003,750
2,198	Avaya, Inc., Term Loan B	4.377%	1-Month LIBOR	4.250%	12/15/24	BB–	2,202,239
2,963	Fleet U.S. Bidco Inc., Term Loan B	3.371%	1-Month LIBOR	3.250%	10/07/26	B+	2,955,094
3,587	Mega Broadband Investments, Term Loan B	3.750%	3-Month LIBOR	3.000%	11/12/27	B+	3,611,429
6,710	Plantronics, Term Loan B	2.621%	1-Month LIBOR	2.500%	7/02/25	Ba2	6,655,713
4,960	Riverbed Technology, Inc., Term Loan B, First Lien, (DD1)	7.000%	1-Month LIBOR	6.000%	12/31/25	B2	4,851,919
139	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	138,889
23,557	Total Communications Equipment						23,419,033

	Containers & Packaging – 2.2% (1.3% of Total Investments)

8,373	Berry Global, Inc., Term Loan Y	2.133%	1-Month LIBOR	2.000%	7/01/26	BBB–	8,370,909
3,469	Kloeckner Pentaplast of America Inc., Dollar Term Loan	5.250%	1-Month LIBOR	4.250%	6/30/22	B–	3,472,948
5,000	Reynolds Group Holdings, Inc., Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/16/26	B+	5,012,500
3,094	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	3,078,582
696	TricorBraun Holdings Inc, (WI/DD)	TBD	TBD	TBD	TBD	B2	692,465
20,632	Total Containers & Packaging						20,627,404

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

2,992	Cengage Learning Acquisitions, Inc., Term Loan B, (DD1)	5.250%	3-Month LIBOR	4.250%	6/07/23	B2	2,885,586

	Diversified Financial Services – 0.3% (0.2% of Total Investments)

4,673	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	N/R	1,512,949
1,001	Lions Gate Entertainment Corp., Term Loan B	2.371%	1-Month LIBOR	2.250%	3/24/25	Ba2	997,161
5,674	Total Diversified Financial Services						2,510,110

	Diversified Telecommunication Services – 3.4% (2.1% of Total Investments)

15,011	CenturyLink, Inc, Term Loan A	2.121%	1-Month LIBOR	2.000%	1/31/25	BBB–	14,949,573
1,193	CenturyLink, Inc, Term Loan B	2.371%	1-Month LIBOR	2.250%	3/15/27	BB+	1,191,059
3,045	Frontier Communications Corporation, DIP Term Loan, (5)	5.750%	1-Month LIBOR	4.750%	10/08/21	B3	3,052,858
11,775	Numericable Group S.A., Term Loan B13	4.127%	1-Month LIBOR	4.000%	8/14/26	B	11,797,559
1,782	Zayo Group LLC, Initial Dollar Term Loan	3.121%	1-Month LIBOR	3.000%	3/09/27	B1	1,773,784
32,806	Total Diversified Telecommunication Services						32,764,833

	Electric Utilities – 0.6% (0.4% of Total Investments)

995	Pacific Gas & Electric, Revolving Term Loan	6.750%	Prime	3.500%	6/23/25	N/R	995,000
4,844	Vistra Operations Co., Term Loan B3	1.875%	1-Month LIBOR	1.750%	12/31/25	Baa3	4,857,322
5,839	Total Electric Utilities						5,852,322

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electrical Equipment – 0.4% (0.2% of Total Investments)

$2,168	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	$2,159,577
1,489	Vertiv Co.,Term Loan B	3.144%	1-Month LIBOR	3.000%	3/02/27	B+	1,493,134
3,657	Total Electrical Equipment						3,652,711

	Entertainment – 1.4% (0.9% of Total Investments)

2,235	AMC Entertainment, Inc., Term Loan B, (DD1)	5.250%	Prime	2.000%	4/22/26	CCC	1,872,394
6,954	Cineworld Group PLC, Term Loan B, (DD1)	3.135%	3-Month LIBOR	2.500%	2/28/25	CCC	5,523,173
2,272	NASCAR Holdings, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	10/18/26	BB	2,275,218
4,161	Springer SBM Two GmbH, Term Loan B16	4.500%	1-Month LIBOR	3.500%	8/14/24	B2	4,176,696
15,622	Total Entertainment						13,847,481

	Food & Staples Retailing – 3.6% (2.2% of Total Investments)

1,497	Chobani LLC, Term Loan	4.500%	1-Month LIBOR	3.500%	10/23/27	B–	1,504,203
11,500	Hearthside Group Holdings LLC, Term Loan B	3.808%	1-Month LIBOR	3.688%	5/31/25	B2	11,462,031
669	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	675,867
13,534	JBS USA Holdings, Inc., New Term Loan	2.121%	3-Month LIBOR	2.000%	5/01/26	BBB	13,541,934
7,105	US Foods, Inc., New Term Loan	1.871%	1-Month LIBOR	1.750%	6/27/23	BB–	7,056,926
34,305	Total Food & Staples Retailing						34,240,961

	Food Products – 0.2% (0.1% of Total Investments)

1,990	Froneri Lux FinCo SARL, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	1/31/27	B1	1,983,234

	Health Care Equipment & Supplies – 0.6% (0.4% of Total Investments)

6,231	MedPlast, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	7/02/25	B3	6,100,413

	Health Care Providers & Services – 10.5% (6.5% of Total Investments)

1,180	AccentCare, Incremental Term Loan B	5.500%	3-Month LIBOR	5.000%	6/20/26	B2	1,185,900
10,500	Air Medical, Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	10,535,437
2,969	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	2,879,426
12,384	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B2	12,435,073
32	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	2-Month LIBOR	3.250%	8/30/24	B2	32,215
9,683	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	9,741,567
2,000	Aspen Dental, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/23/27	N/R	2,020,000
7,869	ATI Holdings Acquisition, Inc., Term Loan	4.500%	6-Month LIBOR	3.500%	5/10/23	B2	7,863,778
12,219	Brightspring Health, Term Loan B	3.380%	1-Month LIBOR	3.250%	3/05/26	N/R	12,206,446
3,125	Brightspring Health, Term Loan B2	4.250%	1-Month LIBOR	3.750%	3/05/26	B1	3,146,484
9,309	Civitas Solutions, Term Loan B	4.397%	1-Month LIBOR	4.250%	3/08/26	B	9,332,663
426	Civitas Solutions, Term Loan C	4.397%	1-Month LIBOR	4.250%	3/08/26	B	427,090
1,871	Envision Healthcare Corporation, Initial Term Loan	3.871%	1-Month LIBOR	3.750%	10/10/25	Caa1	1,599,393
11,126	Kindred at Home Hospice, Term Loan B, First Lien	3.375%	1-Month LIBOR	3.250%	7/02/25	B1	11,150,748
3,863	Lifepoint Health, Inc., New Term Loan B	3.871%	1-Month LIBOR	3.750%	11/16/25	B1	3,865,218
140	Quorum Health Corp, Term Loan, (5)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	141,909
7,957	Select Medical Corporation, Term Loan B	2.530%	3-Month LIBOR	2.250%	3/06/25	Ba2	7,926,890
2,500	Surgery Center Holdings Inc., Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	2,489,063
1,750	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,639,899
100,903	Total Health Care Providers & Services						100,619,199

	Health Care Technology – 1.9% (1.2% of Total Investments)

2,182	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	2,186,549
5,262	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	5/05/23	N/R	5,255,177
8,401	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	7,644,673
3,586	Zelis, Term Loan B	4.871%	1-Month LIBOR	4.750%	9/30/26	B	3,595,433
19,431	Total Health Care Technology						18,681,832

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 15.7% (9.7% of Total Investments)

$349	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B	$351,957
2,805	Aramark Corporation, Term Loan	1.871%	1-Month LIBOR	1.750%	3/11/25	BB+	2,792,476
4,969	Arby’s Restaurant Group, Inc., Term Loan B	3.750%	6-Month LIBOR	2.750%	2/05/25	B	4,969,349
15,251	Burger King Corporation, Term Loan B4	1.871%	1-Month LIBOR	1.750%	11/19/26	BB+	15,171,784
1,496	Caesars Resort Collection, Term Loan	4.621%	1-Month LIBOR	4.500%	7/20/25	B+	1,498,038
14,976	Caesars Resort Collection, Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	12/22/24	B+	14,746,261
881	Cineworld Group PLC, Priority Term Loan, (cash 7.000%, PIK 8.250%), (DD1)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	1,098,277
816	ClubCorp Operations, Inc., Term Loan B	3.004%	3-Month LIBOR	2.750%	9/18/24	B–	760,201
12,275	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	10,959,218
8,224	Golden Nugget LLC, Initial Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	8,080,827
4,681	Hilton Hotels, Term Loan B2	1.880%	1-Month LIBOR	1.750%	6/21/26	BBB–	4,658,005
4,950	IRB Holding Corp., Term Loan B	4.250%	3-Month LIBOR	3.250%	12/15/27	B	4,974,304
17,500	Life Time Fitness, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B–	17,311,525
4,851	Marriott Ownership Resorts, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	8/31/25	BB	4,819,905
12,175	Scientific Games Corp., Initial Term Loan B5	2.871%	1-Month LIBOR	2.750%	8/14/24	B+	11,990,113
3,670	Stars Group Holdings, Term Loan B	3.754%	3-Month LIBOR	3.500%	7/10/25	BBB–	3,686,068
12,285	Station Casinos LLC, Term Loan B	2.500%	1-Month LIBOR	2.250%	2/08/27	BB–	12,124,145
16,191	Whataburger Restaurants, Term Loan B	2.877%	1-Month LIBOR	2.750%	8/03/26	B+	16,217,046
2,444	Wyndham International, Inc., Term Loan B	1.871%	1-Month LIBOR	1.750%	5/30/25	BB+	2,432,044
9,533	YUM Brands, Term Loan B	1.879%	1-Month LIBOR	1.750%	4/03/25	BBB–	9,549,741
2,260	Zaxby’s Operating Co LP, Initial Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	12/28/27	B	2,280,837
152,582	Total Hotels, Restaurants & Leisure						150,472,121

	Household Durables – 0.7% (0.4% of Total Investments)

4,263	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	4,268,790
122	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	112,654
2,000	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	2,009,500
6,385	Total Household Durables						6,390,944

	Household Products – 0.6% (0.3% of Total Investments)

5,299	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.871%	1-Month LIBOR	2.750%	2/05/23	B+	5,308,009

	Insurance – 4.6% (2.8% of Total Investments)

16,860	Acrisure LLC, Term Loan B	3.621%	1-Month LIBOR	3.500%	2/15/27	B	16,819,304
1,146	Alliant Holdings I LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	1,149,702
1,471	Asurion LLC, New Term Loan B8	3.371%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,465,161
14,426	Hub International Holdings, Inc., Term Loan B	2.965%	3-Month LIBOR	2.750%	4/25/25	B	14,324,374
37	Hub International Holdings, Inc., Term Loan B	2.910%	2-Month LIBOR	2.750%	4/25/25	B	36,824
249	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	250,312
1,980	USI Holdings Corporation, Incremental Term Loan B	4.254%	3-Month LIBOR	4.000%	12/02/26	B	1,985,772
7,898	USI Holdings Corporation, NewTerm Loan	3.254%	3-Month LIBOR	3.000%	5/16/24	B	7,853,533
44,067	Total Insurance						43,884,982

	Interactive Media & Services – 2.5% (1.5% of Total Investments)

1,350	Adevinta, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	1,352,255
5,275	Ancestry.com, Initial Term Loan	4.500%	1-Month LIBOR	4.000%	12/06/27	B1	5,307,019
16,804	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	16,829,692
23,429	Total Interactive Media & Services						23,488,966

	Internet & Direct Marketing Retail – 0.4% (0.3% of Total Investments)

4,000	1-800 Contacts, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	11/08/27	B	4,027,860

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services – 1.4% (0.9% of Total Investments)

$8,629	Epicor Software Corporation, Term Loan, First Lien, (DD1)	4.250%	1-Month LIBOR	3.250%	7/31/27	B2	$8,685,090
4,580	Greeneden U.S. Holdings II LLC, Term Loan B	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	4,602,639
13,209	Total Internet Software & Services						13,287,729

	IT Services – 3.7% (2.3% of Total Investments)

18,293	Sabre, Inc., Term Loan B	2.121%	1-Month LIBOR	2.000%	2/22/24	Ba3	18,095,532
5,063	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	4,635,277
11,049	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	11,058,069
2,000	West Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,971,870
36,405	Total IT Services						35,760,748

	Leisure Products – 0.1% (0.1% of Total Investments)

1,325	Hayward Industries, Inc., Incremental Term Loan	4.500%	1-Month LIBOR	3.750%	8/04/26	B	1,328,313

	Life Sciences Tools & Services – 3.1% (1.9% of Total Investments)

22,354	Parexel International Corp., Term Loan B	2.807%	1-Month LIBOR	2.750%	9/27/24	B1	22,360,453
7,179	PPD, Inc., Term Loan B	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	7,220,459
29,533	Total Life Sciences Tools & Services						29,580,912

	Machinery – 2.2% (1.3% of Total Investments)

2,000	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	2,009,580
12,444	Gardner Denver, Inc., Extended Term Loan B	1.871%	1-Month LIBOR	1.750%	2/28/27	Ba2	12,399,226
1,396	Gardner Denver, Inc., New Term Loan B	2.871%	1-Month LIBOR	2.750%	1/31/27	BB+	1,398,556
4,987	Thyssenkrupp Elevator, Term Loan B	4.478%	6-Month LIBOR	4.250%	7/31/27	B1	5,040,842
20,827	Total Machinery						20,848,204

	Marine – 0.2% (0.1% of Total Investments)

2,649	Harvey Gulf International Marine, Inc., Exit Term Loan	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa1	1,476,564

	Media – 12.4% (7.7% of Total Investments)

6,923	Acquisitions Cogeco Cable II L.P., Term Loan, First Lien	2.121%	1-Month LIBOR	2.000%	1/04/25	BB	6,900,481
412	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	331,287
661	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	1-Month LIBOR	1.000%	8/15/23	N/R	196,182
9,849	Cequel Communications LLC, Term Loan B	2.377%	1-Month LIBOR	2.250%	1/15/26	BB	9,809,258
10,714	Charter Communications Operating Holdings LLC, Term Loan B2	1.880%	1-Month LIBOR	1.750%	2/01/27	BBB–	10,716,104
26	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.659%	2-Month LIBOR	3.500%	8/21/26	B1	25,487
10,270	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.712%	3-Month LIBOR	3.500%	8/21/26	B1	10,041,838
11,892	CSC Holdings, LLC, Term Loan B5	2.627%	1-Month LIBOR	2.500%	4/15/27	Ba3	11,858,714
7,500	Gray Television, Inc., Term Loan B2	2.394%	1-Month LIBOR	2.250%	2/07/24	BB+	7,475,812
4,280	Gray Television, Inc., Term Loan C	2.644%	1-Month LIBOR	2.500%	1/02/26	BB+	4,280,317
950	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	934,054
3,801	iHeartCommunications Inc., Term Loan B	3.121%	1-Month LIBOR	3.000%	5/01/26	B+	3,761,480
3,627	Intelsat Jackson Holdings, S.A., Term Loan B, (DD1), (5)	8.000%	Prime	4.750%	11/27/23	N/R	3,681,310
862	MCGRAW HILL LLC, Term Loan B, First Lien	4.987%	3-Month LIBOR	4.750%	11/01/24	BB	850,460
1,726	Nexstar Broadcasting, Inc., Term Loan B	2.894%	1-Month LIBOR	2.750%	9/19/26	BB	1,729,564
6,787	Nexstar Broadcasting, Inc., Term Loan B3	2.371%	1-Month LIBOR	2.250%	1/17/24	BB	6,789,456
4,134	Sinclair Television Group, Term Loan B2	2.380%	1-Month LIBOR	2.250%	1/03/24	Ba2	4,113,580
12,000	Virgin Media Investment Holdings Limited, Term Loan N	2.627%	1-Month LIBOR	2.500%	1/31/28	BB+	11,969,160
7,973	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	7,980,457
15,595	Ziggo B.V., Term Loan	2.627%	1-Month LIBOR	2.500%	4/30/28	BB	15,526,611
119,982	Total Media						118,971,612

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 0.5% (0.3% of Total Investments)

$1,961	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	$863,037
3,804	EG America LLC, Term Loan, First Lien	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	3,804,006
5,765	Total Multiline Retail						4,667,043

	Oil, Gas & Consumable Fuels – 2.4% (1.5% of Total Investments)

16,873	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	16,899,412
3,970	EG America LLC, Term Loan B	4.254%	3-Month LIBOR	4.000%	2/05/25	B–	3,969,745
824	Fieldwood Energy LLC, DIP Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	842,780
4,969	Fieldwood Energy LLC, Exit Term Loan, (5)	0.000%	N/A	N/A	4/11/22	N/R	1,289,887
7,034	Fieldwood Energy LLC, Exit Term Loan, second Lien, (5)	0.000%	N/A	N/A	4/11/23	N/R	8,793
33,670	Total Oil, Gas & Consumable Fuels						23,010,617

	Personal Products – 2.5% (1.6% of Total Investments)

3,709	Coty, Inc., Term Loan A	1.882%	1-Month LIBOR	1.750%	4/05/23	B	3,532,428
7,392	Coty, Inc., Term Loan B	2.382%	1-Month LIBOR	2.250%	4/05/25	B	6,988,473
5,939	Knowlton Development Corp Inc., Term Loan B	3.871%	1-Month LIBOR	3.750%	12/21/25	N/R	5,912,162
62	Revlon Consumer Products Corporation, Term Loan B, First Lien, (7)	4.250%	2-Month LIBOR	3.500%	9/07/23	CC	32,756
14,916	Revlon Consumer Products Corporation, Term Loan B, First Lien, (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	7,854,170
32,018	Total Personal Products						24,319,989

	Pharmaceuticals – 4.6% (2.8% of Total Investments)

15,348	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	9/28/24	B–	15,341,681
1,243	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Week LIBOR	5.500%	9/06/24	B–	1,242,905
2,743	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	2,729,179
5,339	Mallinckrodt International Finance S.A., Term Loan B, First Lien, (DD1), (5)	5.500%	6-Month LIBOR	4.750%	9/24/24	D	5,045,888
1,500	Milano, Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	B+	1,506,570
6,316	Valeant Pharmaceuticals International, Inc., Term Loan B	2.871%	1-Month LIBOR	2.750%	11/27/25	BB	6,316,295
11,801	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien, (DD1)	3.121%	1-Month LIBOR	3.000%	6/02/25	BB	11,826,272
44,290	Total Pharmaceuticals						44,008,790

	Professional Services – 1.3% (0.8% of Total Investments)

922	Ceridian HCM Holding, Inc., Term Loan B	2.592%	1-Week LIBOR	2.500%	4/30/25	B+	921,953
2,970	Creative Artists Agency, LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	11/26/26	B	2,955,521
8,885	Nielsen Finance LLC, Term Loan B4	2.133%	1-Month LIBOR	2.000%	10/04/23	BBB–	8,875,998
12,777	Total Professional Services						12,753,472

	Real Estate Management & Development – 1.6% (1.0% of Total Investments)

125	GGP, Initial Term Loan A1	3.121%	1-Month LIBOR	3.000%	8/24/21	BB+	124,292
6,596	GGP, Initial Term Loan A2	3.121%	1-Month LIBOR	3.000%	8/24/23	BB+	6,476,346
7,084	GGP, Term Loan B	2.621%	1-Month LIBOR	2.500%	8/24/25	BB+	6,891,319
1,500	TNT Crane and Rigging, Inc., Exit Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,569,998
15,305	Total Real Estate Management & Development						15,061,955

	Road & Rail – 0.5% (0.3% of Total Investments)

4,883	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	4,880,043

	Semiconductors & Semiconductor Equipment – 2.2% (1.3% of Total Investments)

5,699	Cabot Microelectronics, Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	N/R	5,712,885
14,794	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	8,731,481
6,223	ON Semiconductor Corporation, New Replacement Term Loan B4	2.121%	1-Month LIBOR	2.000%	9/19/26	BB+	6,246,257
26,716	Total Semiconductors & Semiconductor Equipment						20,690,623

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software – 9.8% (6.1% of Total Investments)

$9,875	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	$9,864,681
2,218	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B–	2,222,393
6,348	Dynatrace LLC, Term Loan, First Lien	2.371%	1-Month LIBOR	2.250%	8/23/25	BB–	6,368,223
10,113	Ellucian, Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	10,166,514
4,000	Infoblox, Term Loan, First Lien	4.500%	6-Month LIBOR	3.750%	12/01/27	B2	4,023,540
6,143	Informatica LLC, Term Loan, First Lien	3.371%	1-Month LIBOR	3.250%	2/14/27	B1	6,139,783
899	McAfee LLC, Term Loan B	3.871%	1-Month LIBOR	3.750%	9/29/24	BB	902,829
3,037	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	3,086,734
2,617	Misys, New Term Loan, First Lien, (DD1)	4.500%	3-Month LIBOR	3.500%	6/13/24	BB–	2,575,623
1,021	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	1,005,709
12,805	Press Ganey Holdings, Inc., Term Loan, First Lien	3.712%	3-Month LIBOR	3.500%	7/25/26	B	12,817,805
339	Skillsoft, Exit Term Loan	8.500%	1-Month LIBOR	7.500%	4/28/21	N/R	348,293
387	Skillsoft, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	397,797
2,351	Skillsoft, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B–	2,350,854
4,245	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	4,231,426
3,233	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.871%	1-Month LIBOR	1.750%	4/16/25	BB+	3,222,146
2,452	Ultimate Software, Incremental Term Loan, Second Lien	7.500%	3-Month LIBOR	6.750%	5/03/27	Caa1	2,546,657
14,813	Ultimate Software, Term Loan, First Lien	3.871%	1-Month LIBOR	3.750%	5/03/26	B1	14,877,379
6,811	Ultimate Software,Term Loan B	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	6,849,724
93,707	Total Software						93,998,110

	Specialty Retail – 2.4% (1.5% of Total Investments)

1,750	Academy, LTD., Term Loan, First Lien, (DD1)	5.750%	1-Month LIBOR	5.000%	11/06/27	B	1,767,500
2,915	Camping World, Term Loan	3.500%	1-Month LIBOR	2.750%	11/08/23	B+	2,917,326
1,848	Petco Animal Supplies, Inc., Term Loan B1, (DD1)	4.250%	3-Month LIBOR	3.250%	1/26/23	B2	1,848,787
16,360	Petsmart Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	16,196,400
22,873	Total Specialty Retail						22,730,013

	Technology Hardware, Storage & Peripherals – 1.6% (1.0% of Total Investments)

2,156	Ahead, Term Loan B	6.000%	3-Month LIBOR	5.000%	10/16/27	B1	2,175,318
9,465	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	9,495,312
4,087	Western Digital, Term Loan B	1.871%	1-Month LIBOR	1.750%	4/29/23	BBB–	4,103,080
15,708	Total Technology Hardware, Storage & Peripherals						15,773,710

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,745	Careismatic, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,745,000

	Trading Companies & Distributors – 3.3% (2.1% of Total Investments)

17,873	Hayward Industries, Inc., Initial Term Loan, First Lien	3.621%	1-Month LIBOR	3.500%	8/04/24	B	17,828,599
10,643	HD Supply Waterworks, Ltd., Term Loan B	3.750%	3-Month LIBOR	2.750%	8/01/24	B	10,657,134
3,259	Univar, Inc., Term Loan B	2.371%	1-Month LIBOR	2.250%	7/01/24	BB+	3,268,129
31,775	Total Trading Companies & Distributors						31,753,862
$1,263,282	Total Variable Rate Senior Loan Interests (cost $1,244,429,817)						1,224,698,627

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 22.4% (13.9% of Total Investments)

	Aerospace & Defense – 1.3% (0.8% of Total Investments)

$750	Bombardier Inc, 144A			5.750%	3/15/22	B	$769,687
9,470	Bombardier Inc, 144A, (8)			6.000%	10/15/22	B	9,398,975
1,275	Bombardier Inc, 144A			6.125%	1/15/23	B	1,280,355
850	Bombardier Inc, 144A			7.500%	12/01/24	CCC	818,125
12,345	Total Aerospace & Defense						12,267,142

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Airlines – 1.9% (1.2% of Total Investments)

$13,000	Delta Air Lines Inc, (8)	3.400%	4/19/21	Baa3	$13,055,251
5,000	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A, (8)	6.500%	6/20/27	Baa3	5,468,750
18,000	Total Airlines				18,524,001

	Auto Components – 0.3% (0.2% of Total Investments)

3,000	Clarios Global LP / Clarios US Finance Co, 144A, (8)	6.250%	5/15/26	B1	3,192,510

	Automobiles – 0.8% (0.5% of Total Investments)

4,000	Ford Motor Credit Co LLC, (8)	3.470%	4/05/21	BB+	4,005,000
4,000	Ford Motor Credit Co LLC, (8)	3.813%	10/12/21	BB+	4,053,120
8,000	Total Automobiles				8,058,120

	Capital Markets – 0.1% (0.1% of Total Investments)

1,000	LPL Holdings Inc, 144A, (8)	4.625%	11/15/27	BB	1,043,750

	Communications Equipment – 0.8% (0.5% of Total Investments)

4,000	CommScope Inc, 144A, (8)	5.500%	3/01/24	BB–	4,104,540
1,500	CommScope Inc, 144A	8.250%	3/01/27	B–	1,615,410
1,750	CommScope Technologies LLC, 144A	5.000%	3/15/27	B–	1,734,687
7,250	Total Communications Equipment				7,454,637

	Consumer Finance – 1.1% (0.7% of Total Investments)

5,000	DAE Funding LLC, 144A, (8)	4.500%	8/01/22	Baa3	5,034,000
5,000	Verscend Escrow Corp, 144A, (8)	9.750%	8/15/26	CCC+	5,393,500
10,000	Total Consumer Finance				10,427,500

	Diversified Telecommunication Services – 1.3% (0.8% of Total Investments)

6,000	Avaya Inc, 144A, (8)	6.125%	9/15/28	B	6,377,490
1,000	Lumen Technologies Inc, (8)	6.450%	6/15/21	BB	1,016,250
5,000	Lumen Technologies Inc, (8)	5.800%	3/15/22	BB	5,225,000
12,000	Total Diversified Telecommunication Services				12,618,740

	Electric Utilities – 0.2% (0.1% of Total Investments)

3,750	Bruce Mansfield Unit 1 2007 Pass Through Trust, (5)	6.850%	6/01/34	N/R	4,687
265	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	286,443
1,429	Pacific Gas and Electric Co, (8)	3.150%	1/01/26	BBB–	1,526,614
265	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	290,694
5,709	Total Electric Utilities				2,108,438

	Equity Real Estate Investment Trust – 1.0% (0.7% of Total Investments)

3,403	Clear Channel Worldwide Holdings Inc	9.250%	2/15/24	CCC	3,539,835
6,000	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A, (8)	7.875%	2/15/25	B	6,440,730
9,403	Total Equity Real Estate Investment Trust				9,980,565

	Food & Staples Retailing – 0.7% (0.4% of Total Investments)

4,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (8)	4.625%	1/15/27	BB–	4,194,580
2,000	JBS Investments II GmbH, 144A, (8)	5.750%	1/15/28	BB+	2,120,160
6,000	Total Food & Staples Retailing				6,314,740

	Food Products – 0.2% (0.1% of Total Investments)

2,000	H-Food Holdings LLC / Hearthside Finance Co Inc, 144A	8.500%	6/01/26	CCC	2,085,000

	Gas Utilities – 0.4% (0.2% of Total Investments)

3,000	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	3,341,250

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services – 3.7% (2.3% of Total Investments)

$3,000	CHS/Community Health Systems Inc, 144A	9.875%	6/30/23	CCC-	$3,222,900
2,000	CHS/Community Health Systems Inc, 144A	6.625%	2/15/25	B	2,105,400
2,120	CHS/Community Health Systems Inc, 144A, (8)	8.000%	3/15/26	B	2,279,000
725	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	792,063
2,000	CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC-	2,042,500
2,500	Molina Healthcare Inc, (8)	5.375%	11/15/22	BB–	2,646,875
4,850	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A, (8)	9.750%	12/01/26	CCC+	5,288,561
3,500	Tenet Healthcare Corp, (8)	5.125%	5/01/25	B1	3,545,990
5,500	Tenet Healthcare Corp, 144A, (8)	6.125%	10/01/28	B	5,744,668
6,805	Vizient Inc, 144A, (8)	6.250%	5/15/27	B	7,230,312
33,000	Total Health Care Providers & Services				34,898,269

	Health Care Technology – 0.2% (0.1% of Total Investments)

1,840	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A	5.750%	3/01/25	B–	1,887,288

	Hotels, Restaurants & Leisure – 1.5% (0.9% of Total Investments)

3,000	Carnival Corp, 144A, (8)	11.500%	4/01/23	Ba2	3,403,770
4,000	ESH Hospitality Inc, 144A, (8)	4.625%	10/01/27	BB–	4,089,920
1,437	International Game Technology PLC, 144A, (8)	6.250%	2/15/22	BB	1,463,944
5,285	IRB Holding Corp, 144A	6.750%	2/15/26	CCC+	5,446,034
13,722	Total Hotels, Restaurants & Leisure				14,403,668

	Household Durables – 0.1% (0.0% of Total Investments)

505	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	515,100

	IT Services – 0.7% (0.4% of Total Investments)

6,428	WEX Inc, 144A, (8)	4.750%	2/01/23	Ba2	6,444,199

	Leisure Products – 0.4% (0.3% of Total Investments)

3,900	Academy Ltd, 144A, (8)	6.000%	11/15/27	B	4,109,625

	Machinery – 0.8% (0.5% of Total Investments)

6,000	Apex Tool Group LLC / BC Mountain Finance Inc, 144A, (8)	9.000%	2/15/23	CCC	5,910,000
1,576	Navistar International Corp, 144A	6.625%	11/01/25	CCC+	1,642,822
7,576	Total Machinery				7,552,822

	Media – 0.9% (0.6% of Total Investments)

3,000	Clear Channel Worldwide Holdings Inc, 144A, (8)	5.125%	8/15/27	B1	3,063,750
4,000	Houghton Mifflin Harcourt Publishers Inc, 144A, (8)	9.000%	2/15/25	BB–	4,210,000
6	iHeartCommunications Inc	6.375%	5/01/26	B+	6,316
480	Nielsen Co Luxembourg SARL, 144A, (8)	5.500%	10/01/21	BB–	481,200
1,086	Nielsen Finance LLC / Nielsen Finance Co, 144A, (8)	5.000%	4/15/22	BB–	1,086,000
8,572	Total Media				8,847,266

	Metals & Mining – 0.5% (0.3% of Total Investments)

2,000	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B–	2,042,080
2,120	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B–	2,286,802
4,120	Total Metals & Mining				4,328,882

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

2,000	CITGO Petroleum Corp, 144A, (8)	7.000%	6/15/25	BB	2,027,100

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

1,250	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	1,270,312

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Pharmaceuticals (continued)

$724	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	$827,170
913	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	764,957
362	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	390,352
3,249	Total Pharmaceuticals				3,252,791

	Road & Rail – 0.5% (0.3% of Total Investments)

5,000	DAE Funding LLC, 144A, (8)	5.250%	11/15/21	Baa3	5,113,500

	Software – 0.2% (0.1% of Total Investments)

1,500	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	1,588,515

	Specialty Retail – 0.1% (0.1% of Total Investments)

675	PetSmart Inc / PetSmart Finance Corp, 144A, (WI/DD)	7.750%	2/15/29	CCC+	675,000
545	Staples Inc, 144A	7.500%	4/15/26	B1	555,949
1,220	Total Specialty Retail				1,230,949

	Trading Companies & Distributors – 1.3% (0.8% of Total Investments)

3,000	Air Lease Corp, (8)	2.300%	2/01/25	BBB	3,096,432
6,000	Air Lease Corp, (8)	3.000%	2/01/30	BBB	6,107,596
3,000	Aircastle Ltd, (8)	5.125%	3/15/21	BBB	3,015,799
12,000	Total Trading Companies & Distributors				12,219,827

	Wireless Telecommunication Services – 0.9% (0.6% of Total Investments)

4,000	Hughes Satellite Systems Corp, (8)	5.250%	8/01/26	BBB–	4,435,200
6,000	Intelsat Jackson Holdings SA, 144A, (5)	8.500%	10/15/24	N/R	4,335,000
10,000	Total Wireless Telecommunication Services				8,770,200
$212,339	Total Corporate Bonds (cost $205,226,803)				214,606,394

Shares	Description (1)				Value

	COMMON STOCKS – 1.5% (0.9% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

41,905	Cengage Learning Holdings II Inc, (9), (10)				$413,812

	Electric Utilities – 0.2% (0.1% of Total Investments)

80,962	Energy Harbor Corp, (9), (10), (11)				2,210,263

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

31,358	Vantage Drilling International, (9), (10)				6,272

	Health Care Providers & Services – 0.1% (0.0% of Total Investments)

211,860	Millennium Health LLC, (7), (10)				225,631
198,883	Millennium Health LLC, (7), (10)				201,866
	Total Health Care Providers & Services				427,497

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

9,796	Catalina Marketing Corp, (9), (10)				9,796

	Media – 0.1% (0.1% of Total Investments)

338,831	Clear Channel Outdoor Holdings Inc, (10)				674,273
43,088	Cumulus Media Inc, (10)				374,004
17,987	Tribune Co, (7), (10)				18
	Total Media				1,048,295

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

135,162	California Resources Corp, (10)				$3,120,891
64,647	California Resources Corp, (7), (10)				1,312,269
	Total Oil, Gas & Consumable Fuels				4,433,160

	Pharmaceuticals – 0.1% (0.1% of Total Investments)

74,067	Advanz Pharma Corp Ltd, (10)				1,212,477

	Software – 0.4% (0.3% of Total Investments)

22,018	SkillSoft Corp, (9), (10)				3,743,060
955	SkillSoft Corp, (9), (10)				181,450
1,405	SkillSoft Corp, (7), (10)				1
2,810	SkillSoft Corp, (7), (10)				3
	Total Software				3,924,514
	Total Common Stocks (cost $26,941,088)				13,686,086

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2% (0.1% of Total Investments)

$2,000	DISH Network Corp	3.375%	8/15/26	B1	$1,844,185
$2,000	Total Convertible Bonds (cost $2,063,400)				1,844,185

Shares	Description (1)				Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

37,723	Avaya Holdings Corp, (9)				$117,884

	Media – 0.0% (0.0% of Total Investments)

4,644	Cxloyalty Group Holdings Inc, (7)				5

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

629	California Resources Corp				2,472

	Entertainment – 0.0% (0.0% of Total Investments)
266,347	Cineworld Warrant, (9)				95,086
	Total Warrants (cost $6,030,510)				215,447

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

45,924	Fieldwood Energy Inc, (9), (10)				$—
9,278	Fieldwood Energy Inc, (9), (10)				—
	Total Oil, Gas & Consumable Fuels				—
	Total Common Stock Rights (cost $1,310,866)				—
	Total Long-Term Investments (cost $1,486,002,484)				1,455,050,739

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.9% (6.1% of Total Investments)

	INVESTMENT COMPANIES – 9.9% (6.1% of Total Investments)

94,912,139	BlackRock Liquidity Funds T-Fund Portfolio, (12)	0.030% (13)	$94,912,139
	Total Short-Term Investments (cost $94,912,139)		94,912,139
	Total Investments (cost $1,580,914,623) – 161.9%		1,549,962,878
	Borrowings – (41.0)% (14), (15)		(393,000,000)
	Reverse Repurchase Agreements – (14.8)% (16)		(142,000,000)
	Other Assets Less Liabilities – (6.1)%		(57,311,535)
	Net Assets Applicable to Common Shares – 100%		$957,651,343

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $160,711,083 have been pledged as collateral for reverse repurchase agreements.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(14)	Borrowings as a percentage of Total Investments is 25.4%.

(15)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(16)	Reverse Repurchase Agreements as a percentage of Total Investments is 9.2%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2021

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $364,380,908, $900,196,279, $636,411,927, $240,952,936 and $1,486,002,484, respectively)	$349,491,526	$867,302,692	$613,467,262	$230,289,525	$1,455,050,739
Short-term investments, at value (cost approximates value)	23,116,387	62,324,841	37,170,818	14,908,197	94,912,139
Cash	—	—	—	—	243,749
Receivable for:
Interest	1,965,064	4,406,824	3,458,823	1,281,950	7,971,485
Investments sold	8,945,628	21,796,588	23,077,659	6,103,041	34,003,461
Reclaims	—	—	—	—	16,645
Other assets	121,957	368,981	126,030	79,966	493,215
Total assets	383,640,562	956,199,926	677,300,592	252,662,679	1,592,691,433
Liabilities
Borrowings	86,700,000	218,100,000	149,400,000	14,000,000	393,000,000
Reverse repurchase agreements	—	—	—	—	142,000,000
Cash overdraft	268,216	577,122	467,175	—	—
Cash overdraft denominated in foreign currencies (cost $—, $—, $—, $55 and $174, respectively)	—	—	—	55	182
Payable for:
Dividends	1,156,495	2,747,076	1,903,752	724,236	10,201,848
Investments purchased – regular settlement	2,591,135	2,046,109	2,465,094	828,435	3,229,592
Investments purchased – when-issued/delayed-delivery settlement	19,354,083	46,802,784	34,044,562	12,156,499	82,711,105
Unfunded senior loans	1,421,542	3,464,346	2,640,475	941,318	773,705
Offering costs	47,355	280,146	161,448	—	—
Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs (liquidation preference $40,000,000, $100,000,000, $75,000,000, $70,000,000 and $—, respectively)	39,550,040	99,335,822	74,546,126	69,555,578	—
Accrued expenses:
Interest	68,419	96,605	108,410	12,000	1,050,760
Management fees	244,247	604,663	429,633	162,083	1,028,367
Trustees fees	104,551	197,998	125,482	23,270	508,708
Other	626,902	1,166,145	1,252,012	569,148	535,823
Total liabilities	152,132,985	375,418,816	267,544,169	98,972,622	635,040,090
Net assets applicable to common shares	$231,507,577	$580,781,110	$409,756,423	$153,690,057	$957,651,343
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,085,648	135,609,290
Net asset value ("NAV") per common share outstanding	$6.00	$10.20	$10.11	$15.24	$7.06
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,856	$1,356,093
Paid-in-surplus	287,115,526	708,175,444	502,545,303	191,107,960	1,243,554,340
Total distributable earnings	(55,994,064)	(127,963,519)	(93,194,292)	(37,518,759)	(287,259,090)
Net assets applicable to common shares	$231,507,577	$580,781,110	$409,756,423	$153,690,057	$957,651,343
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2021

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$8,190,017	$20,349,727	$14,294,030	$5,517,822	$32,229,019
Fees	577,429	1,470,364	981,505	378,266	788,352
Total investment income	8,767,446	21,820,091	15,275,535	5,896,088	33,017,371
Expenses
Management fees	1,396,182	3,457,254	2,456,590	922,900	6,006,319
Interest expense and amortization of offering costs	956,466	2,695,131	1,945,101	195,833	4,075,088
Liquidity fees	—	139,478	—	302,449	—
Remarketing fees	—	16,389	—	35,777	—
Custodian fees	67,832	125,738	102,039	53,287	172,080
Trustees fees	4,783	12,248	8,727	3,358	20,265
Professional fees	115,419	89,699	106,192	320,448	75,360
Shareholder reporting expenses	25,303	44,908	34,546	14,787	81,169
Shareholder servicing agent fees	8,739	7,930	4,653	124	1,841
Stock exchange listing fees	5,281	7,783	5,544	3,336	18,545
Investor relations expenses	6,560	16,213	11,519	3,816	184,887
Other	22,410	27,099	24,553	22,874	17,740
Total expenses	2,608,975	6,639,870	4,699,464	1,878,989	10,653,294
Net investment income (loss)	6,158,471	15,180,221	10,576,071	4,017,099	22,364,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(5,824,279)	(12,312,189)	(9,091,544)	(4,103,807)	(7,511,506)
Swaps	—	700,593	573,213	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	24,549,361	59,343,107	42,227,481	17,182,604	75,321,840
Swaps	—	(712,604)	(583,039)	—	—
Net realized and unrealized gain (loss)	18,725,082	47,018,907	33,126,111	13,078,797	67,810,334
Net increase (decrease) in net assets applicable to common shares from operations	$24,883,553	$62,199,128	$43,702,182	$17,095,896	$90,174,411

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	NSL		JFR
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$6,158,471	$14,589,478	$15,180,221	$34,105,508
Net realized gain (loss) from:
Investments and foreign currency	(5,824,279)	(14,776,047)	(12,312,189)	(30,265,712)
Swaps	—	(147,276)	700,593	667,402
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	24,549,361	(24,259,777)	59,343,107	(58,340,272)
Swaps	—	167,345	(712,604)	204,383
Net increase (decrease) in net assets applicable to common shares from operations	24,883,553	(24,426,277)	62,199,128	(53,628,691)
Distributions to Common Shareholders
Dividends	(7,065,899)	(16,371,264)	(16,278,682)	(39,729,091)
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,065,899)	(16,371,264)	(16,278,682)	(39,729,091)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	17,817,654	(40,797,541)	45,920,446	(93,357,782)
Net assets applicable to common shares at the beginning of period	213,689,923	254,487,464	534,860,664	628,218,446
Net assets applicable to common shares at the end of period	$231,507,577	$213,689,923	$580,781,110	$534,860,664

See accompanying notes to financial statements.

	JRO		JSD
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$10,576,071	$23,800,246	$4,017,099	$9,670,738
Net realized gain (loss) from:
Investments and foreign currency	(9,091,544)	(21,104,143)	(4,103,807)	(9,233,945)
Swaps	573,213	456,353	—	521,533
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	42,227,481	(41,818,574)	17,182,604	(19,565,254)
Swaps	(583,039)	264,075	—	69,441
Net increase (decrease) in net assets applicable to common shares from operations	43,702,182	(38,402,043)	17,095,896	(18,537,487)
Distributions to Common Shareholders
Dividends	(11,351,541)	(27,892,358)	(4,387,257)	(10,852,822)
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(11,351,541)	(27,892,358)	(4,387,257)	(10,852,822)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	(115,771)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	(115,771)
Net increase (decrease) in net assets applicable to common shares	32,350,641	(66,294,401)	12,708,639	(29,506,080)
Net assets applicable to common shares at the beginning of period	377,405,782	443,700,183	140,981,418	170,487,498
Net assets applicable to common shares at the end of period	$409,756,423	$377,405,782	$153,690,057	$140,981,418

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

(Unaudited)

	JQC
	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$22,364,077	$52,765,328
Net realized gain (loss) from:
Investments and foreign currency	(7,511,506)	(48,566,692)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	75,321,840	(69,625,716)
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	90,174,411	(65,427,080)
Distributions to Common Shareholders
Dividends	(65,322,995)	(53,064,705)
Return of Capital	—	(100,485,694)
Decrease in net assets applicable to common shares from distributions to common shareholders	(65,322,995)	(153,550,399)
Capital Share Transactions
Cost of shares repurchased and retired	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—
Net increase (decrease) in net assets applicable to common shares	24,851,416	(218,977,479)
Net assets applicable to common shares at the beginning of period	932,799,927	1,151,777,406
Net assets applicable to common shares at the end of period	$957,651,343	$932,799,927

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2021

(Unaudited)

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$24,883,553	$62,199,128	$43,702,182	$17,095,896	$90,174,411
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(78,169,883)	(198,113,873)	(142,306,850)	(58,002,144)	(293,016,503)
Proceeds from sales and maturities of investments	74,247,814	198,918,517	134,788,007	56,613,802	346,783,255
Proceeds from (Purchase of) short-term investments, net	(7,684,320)	(17,515,810)	(3,812,746)	(5,848,376)	(58,302,503)
Payment-in-kind distributions	(159,149)	(350,963)	(275,967)	(126,032)	(388,696)
Proceeds from litigation settlement	90	90	90	90	306
Amortization (Accretion) of premiums and discounts, net	(1,118,324)	(2,733,809)	(1,896,022)	(654,675)	(3,738,417)
Amortization of deferred offering costs	191,576	673,713	414,888	18,530	—
(Increase) Decrease in:
Receivable for interest	(492,236)	(712,631)	(940,410)	(355,318)	(298,285)
Receivable for investments sold	(2,722,661)	(8,707,005)	(8,951,953)	(2,276,622)	(8,014,983)
Receivable for reclaims	—	—	—	—	835
Other assets	(218)	(196,699)	(16,519)	(3,854)	(45,015)
Increase (Decrease) in:
Investments purchased – regular settlement	2,573,123	1,987,164	2,430,926	810,714	3,220,415
Investments purchased – when-issued/delayed-delivery settlement	2,258,673	3,024,122	3,460,057	2,284,135	34,035,278
Payable for unfunded senior loans	641,341	1,634,119	1,327,474	287,145	773,705
Payable for offering costs	47,355	280,146	161,448	—	—
Accrued management fees	19,241	48,320	33,990	13,910	37,295
Accrued interest	(6,330)	(101,357)	(27,029)	6,038	352,182
Accrued Trustees fees	12,806	26,356	16,818	3,035	66,287
Accrued other expenses	554,460	1,047,133	1,159,719	523,361	274,056
Net realized (gain) loss from investments and foreign currency	5,824,279	12,312,189	9,091,544	4,103,807	7,511,506
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(24,549,361)	(59,343,107)	(42,227,481)	(17,182,604)	(75,321,840)
Swaps	—	712,604	583,039	—	—
Net cash provided by (used in) operating activities	(3,648,171)	(4,911,653)	(3,284,795)	(2,689,162)	44,103,289
Cash Flow from Financing Activities:
Proceeds from borrowings	25,500,000	60,000,000	29,500,000	5,500,000	16,000,000
(Repayments of) borrowings	(25,000,000)	(50,000,000)	(45,000,000)	—	(25,000,000)
Proceeds from reverse repurchase agreements	—	—	—	—	25,000,000
Proceeds from TFP Shares issued, at liquidation preference	40,000,000	100,000,000	75,000,000	—	—
(Payments for) Term Preferred Shares redeemed, at liquidation preference	(33,000,000)	(90,000,000)	(45,000,000)	—	—
(Payments for) deferred offering costs	(465,000)	(675,000)	(465,000)	(120,818)	—
Increase (Decrease) in:
Cash overdraft	268,216	577,122	467,175	—	—
Cash overdraft denominated in foreign currencies	—	—	—	2	8
Cash distributions paid to common shareholders	(7,065,751)	(16,136,349)	(11,251,047)	(4,353,705)	(65,904,546)
Cost of shares repurchased and retired	—	—	—	(57,896)	—
Net cash provided by (used in) financing activities	237,465	3,765,773	3,251,128	967,583	(49,904,538)
Net Increase (Decrease) in Cash	(3,410,706)	(1,145,880)	(33,667)	(1,721,579)	(5,801,249)
Cash at the beginning of period	3,410,706	1,145,880	33,667	1,721,579	6,044,998
Cash at the end of period	$—	$—	$—	$—	$243,749

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing and amortization of offering costs)	$724,733	$2,059,668	$1,512,817	$161,800	$3,722,906

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2021(e)	$5.53	$0.16	$0.49	$0.65	$(0.18)	$—	$(0.18)	$—		$—		$6.00	$5.40
2020	6.59	0.38	(1.02)	(0.64)	(0.42)	—	(0.42)	—		—		5.53	4.78
2019	6.91	0.45	(0.33)	0.12	(0.44)	—	(0.44)	—	*	—		6.59	5.90
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	(0.45)	—		—		6.91	6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		6.97	6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—	*	—		6.76	6.25

JFR
Year Ended 7/31:
2021(e)	9.40	0.27	0.82	1.09	(0.29)	—	(0.29)	—		—		10.20	9.23
2020	11.04	0.60	(1.54)	(0.94)	(0.70)	—	(0.70)	—		—		9.40	8.03
2019	11.55	0.70	(0.48)	0.22	(0.73)	—	(0.73)	—		—		11.04	9.76
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		11.36	10.68

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

12.01%	17.15%	$231,508	2.35	%**	5.54	%**	20%
(9.89)	(12.19)	213,690	3.05		6.28		43
1.81	3.60	254,487	3.26		6.77		31
5.91	(3.78)	266,752	2.90		6.24		29
10.22	17.00	269,083	2.64		6.70		55
0.61	5.89	261,071	2.53		6.84		29

11.85	18.84	580,781	2.38	**	5.44	**	20
(8.82)	(10.98)	534,861	3.01		5.93		44
2.03	1.98	628,218	3.43		6.25		32
5.01	(6.64)	657,157	2.99		5.68		29
10.76	18.63	663,863	2.63		6.28		59
0.93	7.50	626,627	2.46		6.52		26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2021(e)	0.86	%**
2020	1.60
2019	1.84
2018	1.46
2017	1.19
2016	1.08

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2021(e)	1.02	%**
2020	1.64
2019	2.07
2018	1.61
2017	1.24
2016	1.08

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2021(e)	$9.31	$0.26	$0.82	$1.08	$(0.28)	$—	$(0.28)	$—		$—		$10.11	$9.21
2020	10.94	0.59	(1.53)	(0.94)	(0.69)	—	(0.69)	—		—		9.31	7.97
2019	11.47	0.70	(0.49)	0.21	(0.74)	—	(0.74)	—	*	—		10.94	9.70
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	(0.80)	—		—	*	11.47	10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		0.01		11.70	11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		11.31	10.72

JSD
Year Ended 7/31:
2021(e)	13.98	0.40	1.30	1.70	(0.44)	—	(0.44)	—		—		15.24	13.63
2020	16.89	0.96	(2.79)	(1.83)	(1.08)	—	(1.08)	—	*	—		13.98	11.64
2019	17.92	1.19	(0.98)	0.21	(1.24)	—	(1.24)	—		—		16.89	15.36
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

11.90%	19.43%	$409,756	2.39	%**	5.37	%**	19%
(8.91)	(11.13)	377,406	3.07		5.85		43
1.94	2.19	443,700	3.31		6.37		34
5.06	(7.38)	465,378	2.99		5.77		30
11.06	18.92	465,161	2.68		6.57		57
0.53	6.91	435,189	2.49		6.91		27

12.40	21.19	153,690	2.55	**	5.46	**	21
(11.19)	(17.88)	140,981	3.31		6.27		40
1.30	(0.30)	170,487	3.45		6.89		33
6.66	1.33	180,884	2.96		6.69		29
10.68	17.91	182,468	2.52		7.18		58
0.62	6.52	176,531	2.27		7.05		34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2021(e)	0.99	%**
2020	1.68
2019	1.94
2018	1.59
2017	1.27
2016	1.08

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2021(e)	0.73	%**
2020	1.70
2019	2.00
2018	1.44
2017	1.07
2016	0.82

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2021(e)	$6.88	$0.16	$0.50	$0.66	$(0.48)	$—	$—	$(0.48)	$—		$7.06	$6.35
2020	8.49	0.39	(0.87)	(0.48)	(0.39)	—	(0.74)	(1.13)	—		6.88	5.88
2019	9.11	0.46	(0.17)	0.29	(0.60)	—	(0.31)	(0.91)	—	*	8.49	7.68
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	—	(0.53)	—		9.11	7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	—	(0.63)	—		9.32	8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	—	(0.61)	—	*	9.25	8.43

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.95%	16.77%	$957,651	2.24	%**	4.71	%**	18%
(5.91)	(9.54)	932,800	3.11		5.11		52
3.43	9.33	1,151,777	3.42		5.25		59
3.64	(3.09)	1,237,262	3.01		4.84		45
7.70	10.75	1,265,447	2.57		5.59		46
0.11	5.98	1,255,254	2.41		6.32		46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2021(e)	0.86	%**
2020	1.72
2019	2.08
2018	1.67
2017	1.23
2016	1.01

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2021.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

	Borrowings at the End of Period		TFP Shares at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, TFP Shares, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(a)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2021(b)	$86,700	$4,132	$40,000	$2,827	$—	$—	$—	$—	$2.83
2020	86,200	3,862	—	—	—	—	33,000	2,793	2.79
2019	114,000	3,610	—	—	—	—	43,000	2,621	2.62
2018	114,000	3,717	—	—	—	—	43,000	2,699	2.70
2017	114,000	3,738	—	—	—	—	43,000	2,714	2.71
2016	101,000	4,030	—	—	45,000	278,816	—	—	2.79

JFR
Year Ended 7/31:
2021(b)	218,100	4,121	100,000	2,826	—	—	—	—	2.83
2020	208,100	4,003	—	—	—	—	90,000	2,794	2.79
2019	264,500	3,810	—	—	—	—	115,000	2,655	2.66
2018	254,300	4,077	—	—	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	—	—	125,200	2,749	2.75
2016	240,800	4,051	—	—	108,000	279,652	—	—	2.80

JRO
Year Ended 7/31:
2021(b)	149,400	4,245	75,000	2,826	—	—	—	—	2.83
2020	164,900	3,562	—	—	—	—	45,000	2,798	2.80
2019	178,800	3,951	—	—	—	—	84,000	2,688	2.69
2018	178,800	4,073	—	—	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	—	—	84,000	2,770	2.77
2016	166,800	4,059	—	—	75,000	279,979	—	—	2.80

JSD
Year Ended 7/31:
2021(b)	14,000	16,978	70,000	2,830	—	—	—	—	2.83
2020	8,500	25,821	70,000	2,796	—	—	—	—	2.80
2019	72,000	3,854	—	—	—	—	35,000	2,593	2.59
2018	72,000	3,998	—	—	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	—	—	35,000	2,783	2.78

JQC
Year Ended 7/31:
2021(b)	393,000	3,437	—	—	—	—	—	—	—
2020	402,000	3,320	—	—	—	—	—	—	—
2019	480,000	3,400	—	—	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—	—	—

(a)

Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal year ended July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

(b)	For the six months ended January 31, 2021.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

Prior to December 31, 2020, the Adviser had entered into a sub-advisory agreement with Symphony Asset Management, LLC (”Symphony”), an affiliate of the Adviser, under which Symphony managed the investment portfolios of the Funds. Effective as of December 31, 2020, Symphony merged into Nuveen Asset Management, LLC (“NAM” and the “Sub-Adviser”), also an affiliate of the Adviser, and assumed management responsibilities for the Funds’ investment portfolios. In connection with the transfer of sub-advisory responsibilities from Symphony to NAM, the Funds entered into an amended and restated sub-advisory agreement with NAM that is substantially identical to the prior sub-advisory agreement with Symphony.

Other Matters

Coronavirus (COVID-19) Pandemic

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Developments Regarding NSL, JFR, JRO and JSD’s Control Share By-Law

On January 14, 2021, the Funds’ Board of Trustees (the “Board”) received a shareholder demand letter from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that NSL, JFR, JRO and JSD (i) rescind each Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a control share acquisition shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York against the Funds, certain other Nuveen funds and the Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. Management has determined that this complaint is unlikely to have an impact to each Fund’s financial statements.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Dividends to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

JQC has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)

(Unaudited)

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NSL	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$306,592,630		$1,350,291	$307,942,921
Corporate Bonds	—	32,641,776		—	32,641,776
Common Stocks**	3,737,350	3,651,228		1,044,596	8,433,174
Warrants**	739	363,802		—	364,541
Convertible Preferred Securities**	—	109,114		—	109,114
Common Stock Rights**	—	—	***	—	—

Short-Term Investments:
Investment Companies	23,116,387	—		—	23,116,387
Total	$26,854,476	$343,358,550		$2,394,887	$372,607,913

Notes to Financial Statements (continued)

(Unaudited)

JFR	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$749,845,844		$2,724,904	$752,570,748
Corporate Bonds	—	78,500,441		—	78,500,441
Common Stocks**	8,732,644	9,444,539		2,412,076	20,589,259
Investment Companies	11,060,641	—		—	11,060,641
Asset-Backed Securities	—	3,635,129		—	3,635,129
Warrants**	1,725	726,521		—	728,246
Convertible Preferred Securities**	—	218,228		—	218,228
Common Stock Rights**	—	—	***	—	—

Short-Term Investments:
Investment Companies	62,324,841	—		—	62,324,841
Total	$82,119,851	$842,370,702		$5,136,980	$929,627,533
JRO	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$537,023,593		$1,962,402	$538,985,995
Corporate Bonds	—	56,748,582		—	56,748,582
Common Stocks**	6,189,695	6,910,369		1,660,194	14,760,258
Asset-Backed Securities	—	2,340,077		—	2,340,077
Warrants**	1,234	485,641		—	486,875
Convertible Preferred Securities**	—	145,475		—	145,475
Common Stock Rights**	—	—	***	—	—

Short-Term Investments:
Investment Companies	37,170,818	—		—	37,170,818
Total	$43,361,747	$603,653,737		$3,622,596	$650,638,080

JSD	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$201,859,209		$1,142,067	$203,001,276
Corporate Bonds	—	21,732,946		—	21,732,946
Common Stocks**	2,441,855	2,018,726		651,503	5,112,084
Warrants**	739	333,366		—	334,105
Convertible Preferred Securities**	—	109,114		—	109,114
Common Stock Rights**	—	—	***	—	—

Short-Term Investments:
Investment Companies	14,908,197	—		—	14,908,197
Total	$17,350,791	$226,053,361		$1,793,570	$245,197,722

JQC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$1,216,811,701		$7,886,926	$1,224,698,627
Corporate Bonds	—	214,606,394		—	214,606,394
Common Stocks**	5,381,645	6,564,653		1,739,788	13,686,086
Convertible Bonds	—	1,844,185		—	1,844,185
Warrants**	2,472	212,970		5	215,447
Common Stock Rights**	—	—	***	—	—

Short-Term Investments:
Investment Companies	94,912,139	—		—	94,912,139
Total	$100,296,256	$1,440,039,903		$9,626,719	$1,549,962,878
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	NSL		JFR		JRO
	Level 3		Level 3		Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Variable Rate Senior Loan Interests	Common Stocks	Variable Rate Senior Loan Interests	Common Stocks
Balance at the beginning of period	$—	$73,596	$—	$142,035	$—	$104,094
Gains (losses):
Net realized gains (losses)	(293)	—	(17,265)	—	(5,433)	—
Change in net unrealized appreciation (depreciation)	652,681	(838,479)	1,301,933	(1,813,502)	928,848	(1,251,016)
Purchases at cost	14,922	1,809,479	37,305	4,083,543	26,114	2,807,116
Sales at proceeds	(14,791)	—	(37,074)	—	(22,341)	—
Net discounts (premiums)	8,640	—	53,052	—	38,021	—
Transfers into	689,132	—	1,386,953	—	997,193	—
Transfers (out of)	—	—	—	—	—	—
Balance at the end of period	$1,350,291	$1,044,596	$2,724,904	$2,412,076	$1,962,402	$1,660,194
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$652,681	$(838,479)	$1,301,933	$(1,813,502)	$928,848	$(1,251,016)

	JSD		JQC
	Level 3		Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Variable Rate Senior Loan Interests	Common Stocks	Warrants
Balance at the beginning of period	$—	$25,290	$—	$436,054	$5
Gains (losses):
Net realized gains (losses)	24	—	172	—	—
Change in net unrealized appreciation (depreciation)	537,538	(715,437)	3,661,787	(917,262)	—
Purchases at cost	9,948	1,341,650	—	2,220,996	—
Sales at proceeds	(11,118)	—	(78,212)	—	—
Net discounts (premiums)	20,695	—	187,903	—	—
Transfers into	584,980	—	4,115,276	—	—
Transfers (out of)	—	—	—	—	—
Balance at the end of period	$1,142,067	$651,503	$7,886,926	$1,739,788	$5
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$537,538	$(715,437)	$3,661,787	$(917,262)	$—

As of the measurement date, the following Common Stocks categorized as Level 3: (1) Millennium Health LLC are priced based on updated financial statements which reflect the most recent net asset values; (2) California Resources Corporation are priced at a 25% discount to the closing price; (3) 24 Hour Fitness Worldwide, Inc., SkillSoft Corporation and TNT Crane & Rigging Inc. are priced at a placeholder value; (4) Tribune Co are priced at last trade price less the distribution amount. The following Variable Rate Senior Loan Interests categorized as Level 3: (1) Revlon Consumer Products Corporation are utilizing a weighted probability model; (2) Education Management LLC are utilizing the stale Reuters price as no vendors are pricing the loan. Warrants categorized as Level 3 are priced at placeholder value.

Notes to Financial Statements (continued)

(Unaudited)

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NSL
Variable Rate Senior Loan Interests	$—	$—	$—	$(1,350,291)	$1,350,291	$—
JFR
Variable Rate Senior Loan Interests	$—	$—	$—	$(2,724,904)	$2,724,904	$—
JRO
Variable Rate Senior Loan Interests	$—	$—	$—	$(1,962,402)	$1,962,402	$—
JSD
Variable Rate Senior Loan Interests	$—	$—	$—	$(1,142,067)	$1,142,067	$—
JQC
Variable Rate Senior Loan Interests	$—	$—	$—	$(7,886,926)	$7,886,926	$—

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding unfunded senior loan commitments	$1,421,542	$3,464,346	$2,640,475	$941,318	$773,705

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$78,169,883	$198,113,873	$142,306,850	$58,002,144	$293,016,503
Sales and maturities	74,247,814	198,918,517	134,788,007	56,613,802	346,783,255

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JFR and JRO used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JFR	JRO
Average notional amount of interest rate swap contracts outstanding*	$36,666,667	$30,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JFR	Interest rate	Swaps	$700,593	$573,213
JRO	Interest rate	Swaps	$(712,604)	$(583,039)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JSD
	Six Months Ended 1/31/21	Year Ended 7/31/20
Common shares repurchased and retired	—	(10,000)
Weighted average common share:
Price per share repurchased and retired	—	$11.56
Discount per share repurchased and retired	—	17.15%

Preferred Shares

Taxable Fund Preferred Shares

NSL, JFR, JRO and JSD have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.

Each Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.

•

Variable Rate Remarketed Mode (“VRRM”) – Dividends for TFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a bestefforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Funds will be required to designate an alternative mode or redeem the shares.

The Funds will pay a remarketing fee on the aggregate principal amount of all TFP shares while designated in VRRM. Payments made by the Funds to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•

Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Funds will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.

The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•

Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

Each Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NSL, JFR and JRO incurred offering costs of $465,000, $675,000 and $465,000, respectively, in connection with their offering of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting, NSL, JFR, JRO and JSD had $39,550,040, $99,335,822, $74,546,126 and $69,555,578 TFP at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ TFP outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
NSL	A	40,000	$40,000,000	November 1, 2030	VRM
JFR	A	100,000	$100,000,000	January 1, 2031	VRDM
JRO	A	75,000	$75,000,000	December 1, 2030	VRM
JSD	A	70,000	$70,000,000	November 1, 2029	VRDM

The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO***	JSD
Average liquidation preference of TFP Shares outstanding	$40,000,000	$100,000,000	$75,000,000	$70,000,000
Annualized dividend rate	1.38%	0.31%	1.36%	0.32%
*	For the period October 5, 2020 (first issuance date of shares) through January 31, 2021.
**	For the period December 4, 2020 (first issuance date of shares) through January 31, 2021.
***	For the period November 5, 2020 (first issuance date of shares) through January 31, 2021.

Term Preferred Shares

The following Funds had issued and had outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

On October 12, 2020, December 8, 2020 and November 9, 2020, respectively, NSL, JFR and JRO redeemed all of their outstanding Series 2021, Series 2024 and Series 2027, and Series 2027, respectively, Term Preferred. The Funds’ Term Preferred were redeemed at their $1,000 liquidation preference per share, plus additional amount representing the final accumulated distribution amounts owed, using proceeds from its issuance of TFP (as described above in Taxable Fund Preferred Shares).

Notes to Financial Statements (continued)

(Unaudited)

The average liquidation preference of Term Preferred outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO***
Average liquidation preference of Term Preferred outstanding	$17,219,178	$81,076,923	$41,732,673
Annualized dividend rate	2.93%	2.90%	3.94%
*	For the period August 1, 2020 through October 12, 2020.
**	For the period August 1, 2020 through December 8, 2020.
***	For the period August 1, 2020 through November 9, 2020.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NSL’s redemption of Series 2021, JFR’s redemption of Series 2024 and Series 2027 and JRO’s redemption of Series 2027 of Term Preferred, the remaining deferred offering costs of $233,332, $628,538 and $387,633, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2021
NSL	Series	Shares	Amount
TFP Shares issued	A	40,000	$40,000,000

	Six Months Ended January 31, 2021
JFR	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000

	Six Months Ended January 31, 2021
JRO	Series	Shares	Amount
TFP Shares issued	A	75,000	$75,000,000

	Year Ended July 31, 2020
JSD	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000
TFP Shares redeemed	A	(30,000)	(30,000,000)
Net increase (decrease)		70,000	$70,000,000

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2021
NSL	Series	Shares	Amount
Term Preferred redeemed	2021	(33,000)	$(33,000,000)

	Six Months Ended January 31, 2021
JFR	Series	Shares	Amount
Term Preferred redeemed	2024	(35,000)	$(35,000,000)
	2027	(55,000)	(55,000,000)
Total		(90,000)	$(90,000,000)

	Six Months Ended January 31, 2021
JRO	Series	Shares	Amount
Term Preferred redeemed	2027	(45,000)	$(45,000,000)

	Year Ended July 31, 2020
NSL	Series	Shares	Amount
Term Preferred redeemed	2021	(10,000)	$(10,000,000)

	Year Ended July 31, 2020
JFR	Series	Shares	Amount
Term Preferred redeemed	2022	(25,000)	$(25,000,000)

	Year Ended July 31, 2020
JRO	Series	Shares	Amount
Term Preferred redeemed	2022	(10,000)	$(10,000,000)
	2022-1	(21,000)	$(21,000,000)
	2023	(8,000)	$(8,000,000)
Total		(39,000)	$(39,000,000)

	Year Ended July 31, 2020
JSD	Series	Shares	Amount
Term Preferred redeemed	2020	(35,000)	$(35,000,000)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium

Notes to Financial Statements (continued)

(Unaudited)

amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2021.

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$387,865,617	$964,948,008	$674,755,401	$256,095,752	$1,581,834,193
Gross unrealized:
Appreciation	$6,468,435	$16,184,068	$11,502,511	$4,075,239	$24,441,587
Depreciation	(21,726,139)	(51,504,543)	(35,619,832)	(14,973,269)	(56,312,902)
Net unrealized appreciation (depreciation) of investments	$(15,257,704)	$(35,320,475)	$(24,117,321)	$(10,898,030)	$(31,871,315)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds’ last tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$2,474,236	$3,488,487	$2,104,862	$1,637,519	$—
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2020, paid on August 3, 2020. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:

	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$17,466,425	$43,203,962	$30,256,614	$12,396,623	$53,064,705
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	100,485,694
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$3,004,132	$6,727,644	$4,861,896	$2,813,858	$30,500,132
Long-term	32,326,831	74,026,821	55,158,574	20,311,951	163,348,920
Total	$35,330,963	$80,754,465	$60,020,470	$23,125,809	$193,849,052

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of January 31, 2021, the complex-level fee for each Fund was 0.1558%.

8. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowing Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$90,000,000	$260,000,000	$160,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$86,700,000	$218,100,000	$149,400,000

Notes to Financial Statements (continued)

(Unaudited)

NSL interest is charged at a rate equal 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80% (prior to October 5, 2020 the interest rate was equal to the higher of (a) 1-Month LIBOR plus 0.75% or (b) the Federal Funds rate plus 0.75%). For JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR plus 0.80%. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount. NSL and JRO accrue 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL also accrued an upfront fee of 0.05% per annum on the maximum commitment amount and which was/will be paid in two installments, half at the closing of the agreement and the other half upon its 12-month anniversary in 2021.

On October 5, 2020, NSL entered into a new Borrowing facility through October 4, 2021. On November 5, 2020, JRO renewed its Borrowings through November 4, 2021. On December 18, 2020, January 22, 2020 and January 29, 2021, JFR renewed its Borrowings through December 18, 2021. Maximum commitment downsized to $260,000,000 on December 10, 2020. All other items of the Borrowings remain unchanged.

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$91,534,239	$221,784,783	$159,989,674
Average annual interest rate	0.93%	0.94%	0.95%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$20,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$14,000,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 28, 2020, JSD renewed its Borrowings through October 27, 2021. The Fund also accrued a 0.05% amendment fee based on the maximum commitment amount. Maximum commitment increased to $20,000,000. All other items of the Borrowings remain unchanged.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$11,038,043
Average annual interest rate	0.95%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$405,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$393,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.40% and the Fund accrues 1.40% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount. All other items remain unchanged.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$397,413,043
Average annual interest rate	1.65%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 0.85%	$(142,000,000)	N/A	$(142,000,000)	$(142,496,919)

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$128,277,174
Average interest rate	1.10%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
Societe Generale	$(142,496,919)	$160,711,083
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Leading

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities

Notes to Financial Statements (continued)

(Unaudited)

“fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Distributions to Common Shareholders

On February 25, 2021, NSL, JFR, JRO and JSD announced that the Board approved the adoption of a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. The level distribution policy will become effective with each Fund’s March distribution.

Borrowings

During March 2021, NSL, JRO and JQC each amended their Borrowings and increased their maximum commitment amounts to $102,500,000, $180,000,000 and $430,000,000, respectively. JQC also decreased the interest paid on its Borrowings to 3-Month LIBOR plus 1.10%. All other terms remained unchanged.

Reverse Repurchase Agreements

During March 2021, JQC executed an amendment which decreases the interest rate paid on its reverse repurchase agreements to 3-Month LIBOR plus 0.80%.

Risk Considerations

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

Risk Considerations (continued)

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

Shareholder Update

Changes Occurring During the Reporting Period

The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

Changes to Portfolio Managers

Nuveen Senior Income Fund (NSL)

Effective August 17, 2020, Kevin Lorenz, CFA, became a portfolio manager of the Fund.

Effective October 1, 2020, Jenny Rhee no longer served as portfolio manager of the Fund.

Nuveen Floating Rate Income Fund (JFR)

Effective August 17, 2020, Kevin Lorenz, CFA, became a portfolio manager of the Fund.

Effective October 1, 2020, Jenny Rhee no longer served as portfolio manager of the Fund.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Effective August 17, 2020, Kevin Lorenz, CFA, became a portfolio manager of the Fund.

Effective October 1, 2020, Jenny Rhee no longer served as portfolio manager of the Fund.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Effective August 17, 2020, Kevin Lorenz, CFA, became a portfolio manager of the Fund.

Effective October 1, 2020, Jenny Rhee no longer served as portfolio manager of the Fund.

Nuveen Credit Strategies Fund (JCQ)

Effective August 17, 2020, Kevin Lorenz, CFA, became a portfolio manager of the Fund.

Effective August 17, 2020, Bernard Wong, CFA, no longer served as portfolio manager of the Fund

Effective October 1, 2020, Jenny Rhee no longer served as portfolio manager of the Fund.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term

Shareholder Update (continued)

shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:

(i) one-tenth or more, but less than one-fifth of all voting power;

(ii) one-fifth or more, but less than one-third of all voting power;

(iii) one-third or more, but less than a majority of all voting power; or

(iv) a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Matthew Thornton III	Margaret L Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

ICE BofA U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Boards of Trustees of the Funds (collectively, the “Board,” and each Trustee, a “Board Member”), each of which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)), are responsible for determining whether to approve the respective Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 19-21, 2020 (the “May Meeting”) at which it conducted its annual review of the advisory arrangements of the Funds, the Board approved, for each respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (each, a “Symphony Sub-Advisory Agreement”) with Symphony Asset Management LLC (“Symphony”), an affiliate of the Adviser. (A discussion of the Board’s approval at the May Meeting of the Investment Management Agreements and Symphony Sub-Advisory Agreements is included in the Funds’ annual report for the period ended July 31, 2020.) Subsequent to the May Meeting, the Adviser discussed with the Board the proposed merger (the “Reorganization”) of Symphony with and into Nuveen Asset Management, LLC (“NAM”), also an affiliate of the Adviser, and the transfer of a number of Symphony’s existing mandates to NAM. In this regard, for each Fund, the Adviser (i) proposed, upon the closing of the Reorganization, the transfer of such Fund’s Symphony Sub-Advisory Agreement to, and assumption of such agreement by, NAM (each, a “Transfer”) and (ii) requested that the Board approve an amended and restated sub-advisory agreement, effective as of the closing date of the Reorganization, between the Adviser and NAM (each, a “New Sub-Advisory Agreement”). Accordingly, at a meeting held on November 16-18, 2020 (the “November Meeting”), for each Fund, the Board approved the respective Transfer and New Sub-Advisory Agreement.

Although the 1940 Act requires that approvals of the Funds’ advisory arrangements be approved by the in-person vote of a majority of the Board Members, the May Meeting and the November Meeting were each held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting and the November Meeting were held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, and in conjunction with the November Meeting, as further extended on June 19, 2020; such order provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

In conjunction with their evaluation of the New Sub-Advisory Agreements at the November Meeting, the Board Members had received, in adequate time in advance of the November Meeting and/or at prior meetings, materials that covered, among other things: (a) the nature, extent and quality of services expected to be provided by NAM; (b) the organization of NAM; (c) certain performance-related information (as described below); (d) the proposed sub-advisory fees of NAM and the profitability of Nuveen and its affiliates (including NAM) for their advisory activities; and (e) the soft dollar practices of NAM. At the November Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board.

In connection with its review of the New Sub-Advisory Agreements, the Board was advised by independent legal counsel. In addition, prior to the November Meeting, the Board Members had received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Board’s decision to approve the New Sub-Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to approve the New Sub-Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the services expected to be provided to the Funds by NAM under the New Sub-Advisory Agreements, including the portfolio management services. The Board acknowledged that while portfolio management services would be provided by NAM rather than Symphony following the Reorganization, no changes were expected to be made to, among other things, the nature and level of sub-advisory services provided to the Funds or the day-to-day management of the Funds. In this regard, the Board was aware that it was expected that the Symphony personnel who provided portfolio management services to the Funds prior to the Reorganization would continue to do so as personnel of NAM following the Reorganization. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur as a result of, for example, normal business developments or personal career decisions. Further, as NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM’s organization and operations. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including Nuveen funds sub-advised by NAM, the Board Members also have relied upon their knowledge from their meetings and other interactions with respect to NAM in evaluating the New Sub-Advisory Agreements.

In addition, the Board noted that in connection with the Reorganization, management intended to bring together Nuveen and Symphony’s high-yield credit and leveraged loan capabilities to create a unified leveraged finance sector team, thereby combining Symphony’s credit expertise with the capabilities of the Nuveen Global Fixed Income platform. It was also anticipated that the Reorganization would provide for a central fixed income platform, with the scale to more effectively position Nuveen’s capabilities.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to each Fund under the corresponding New Sub-Advisory Agreement were satisfactory and supported approval of such New Sub-Advisory Agreement.

B.	Investment Performance

With respect to each Fund, at the May Meeting and at various other meetings, the Board considered such Fund’s performance over various time periods. In connection with approving the New Sub-Advisory Agreements, the Board recognized that there is no performance record for the Funds with NAM as the sub-adviser. The Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NAM. Further, as noted above, the Board was aware that the Symphony personnel providing portfolio management services to the Funds prior to the Reorganization were expected to continue to do so as personnel of NAM following the Reorganization.

C.	Sub-Advisory Fees and Profitability

At the May Meeting, the Board Members considered the Funds’ respective management fees and net expense ratios. In this regard, for each Fund, the Board had considered, among other things, the sub-advisory fee schedule paid to Symphony in light of the sub-advisory services provided to such Fund and any applicable breakpoint schedule, as well as comparative data of the fees Symphony charged to certain other clients. At the November Meeting, the Board considered the proposed sub-advisory fees to be paid to NAM. The Board recognized that, for each Fund, NAM’s sub-advisory fee under the applicable New Sub-Advisory Agreement would be the same as Symphony’s sub-advisory fee under the corresponding Symphony Sub-Advisory Agreement. Further, the Board observed that the appointment of NAM would not change the management fees incurred by the Funds as the Adviser pays the sub-adviser out of the management fee it receives from the Funds and the compensation paid to NAM would be the responsibility of the Adviser, not the Funds. In addition, due to their experience with other Nuveen funds, the Board Members were familiar with NAM’s fee rates for portfolio management services provided to other Nuveen funds. Further, the Board Members had previously considered information regarding fee rates charged to certain other types of clients (which may include retail and institutional managed accounts advised by NAM; investment companies offered outside the Nuveen family and sub-advised by NAM; foreign investment companies offered by Nuveen and sub-advised by NAM; and collective investment trusts sub-advised by NAM). In evaluating the New Sub-Advisory Agreements, based on its review, the Board concluded that, for each Fund, NAM’s sub-advisory fee was reasonable in light of the nature, extent and quality of services expected to be provided to such Fund.

With respect to profitability, at the May Meeting, the Board Members considered the profitability of the various sub-advisers to the Nuveen funds (including NAM) from their relationships with the Nuveen funds. In this regard, the Board Members had reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Board Members had also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. Based on their review, the Board Members had noted that NAM’s

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

level of profitability was acceptable and not unreasonable in light of the services provided; this conclusion did not change as a result of the New Sub-Advisory Agreements.

D.	Economies of Scale

At the May Meeting, the Board considered whether there had been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale had been appropriately shared with the funds. The Board had recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including, among other things, breakpoints in the management fee schedule. The Board had noted that Nuveen generally has employed these various methods. In this regard, the Board was aware that, subject to certain exceptions, the management fee of the Adviser charged to the Nuveen funds (including the Funds) is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule. The fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to closed-end funds (including the Funds), however, the Board has recognized that although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, with respect to the New Sub-Advisory Agreements, given that each Fund pays a management fee to the Adviser and that the Adviser in turn would pay NAM, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NAM would not change the management fees paid by a Fund or the sharing of economies of scale reflected in the corresponding advisory fee schedule.

Based on its review, taking into account the New Sub-Advisory Agreements, the Board concluded that the Funds’ fee arrangements would appropriately reflect economies of scale for the benefit of shareholders.

E.	Indirect Benefits

At the May Meeting, the Board Members considered any indirect benefits that the various sub-advisers to the Nuveen funds (including NAM and Symphony) or their respective affiliates may receive as a result of their relationship with the Nuveen funds. Additionally, the Board Members have noted that various sub-advisers (including NAM and, prior to the Reorganization, Symphony) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board Members have recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board Members have also noted that when transacting in fixed-income securities, the benefits for a sub-adviser that engages in soft dollar transactions may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board Members have considered that although a sub-adviser that engages in soft dollar transactions may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the sub-adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, taking into account the New Sub-Advisory Agreements, the Board concluded that any indirect benefits to be received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Approval of the New Sub-Advisory Agreements

The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Funds and that the New Sub-Advisory Agreements should be and were approved.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-A-0121D 1550493-INV-B-03/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: April 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: April 8, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 8, 2021